Exhibit 4.49

Execution version

Date 30 August 2013

DRILLSHIPS OCEAN VENTURES INC.

as Borrower

and

OCEAN RIG UDW INC.,

as Parent and Guarantor

and

DRILLSHIP SKIATHOS OWNERS INC., DRILLSHIP SKYROS OWNERS INC.,
DRILLSHIP KYTHNOS OWNERS INC., DRILLSHIP SKIATHOS SHAREHOLDERS INC.,
DRILLSHIP SKYROS SHAREHOLDERS INC., DRILLSHIP KYTHNOS SHAREHOLDERS INC.,
OCEAN RIG CUNENE OPERATIONS INC., DRILLSHIPS OCEAN VENTURES OPERATIONS INC.,
OCEAN RIG BLOCK 33 BRASIL COÖPERATIEF U.A. AND OCEAN RIG BLOCK 33 BRASIL B.V.
as Guarantors

and

THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
as Mandated Lead Arrangers

with

THE BANKS AND FINANCIAL INSTITUTIONS• NAMED THEREIN
as Lenders under the Commercial Facilities

EKSPORTKREDITT NORGE AS
as Lender under the Eksportkreditt / GIEK Facilities

THE EXPORT-IMPORT BANK OF KOREA
as Lender under the Kexim Facilities

and

DNB BANK ASA
as Facility Agent and Security Agent

AMENDING AND RESTATING AGREEMENT
relating to

USD 1,350,000,000

TERM LOAN FACILITIES

originally dated 28 February 2013

Watson, Farley & Williams
London

INDEX

Clause		Page

1	DEFINITIONS AND INTERPRETATION	1
2	AGREEMENT OF THE FINANCE PARTIES	2
3	CONDITIONS PRECEDENT	2
4	REPRESENTATIONS	3
5	AMENDMENT AND RESTATEMENT OF FACILITIES AGREEMENT	3
6	FURTHER ASSURANCES	4
7	FEES AND EXPENSES	4
8	COMMUNICATIONS	5
9	COUNTERPARTS	5
10	GOVERNING LAW	5
11	ENFORCEMENT	5
APPENDIX 1 AMENDED AND RESTATED FACILITIES AGREEMENT		14

Execution version

THIS AGREEMENT is made on 30 August 2013 PARTIES

(1)
DRILLSHIPS OCEAN VENTURES INC., a company incorporated under the laws of the Marshall Islands with registered number 55652 whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the "Borrower");

(2)	THE COMPANIES listed in Part B of Schedule 1 (Guarantors and Driliships) of the Amended and Restated Agreement as original guarantors (the "Original Guarantors");

(3)	THE FINANCIAL INSTITUTIONS listed in Part C of Schedule 1 (The Lenders) of the Amended and Restated Agreement as original commercial lenders (the "Original Commercial Lenders");

(4)	THE EXPORT—IMPORT BANK OF KOREA of 16-1, Yeouido-dong, Yeongdeungpo-gu, Seoul, 150-996, Republic of Korea ("Kexim");

(5)	EKSPORTKREDITT NORGE AS of Hieronymus Heyerdahls gate 1, 0160 Oslo, Norway ("Eksportkreditt" and together with Kexim, the "ECA Lenders");

(6)	DNB BANK ASA and NORDEA BANK FINLAND PLC., LONDON BRANCH as bookrunners (the "Bookrunners");

(7)
DNB BANK ASA, NORDEA BANK FINLAND PLC., LONDON BRANCH, SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), SWEDBANK AB (PURL) and ABN AMRO BANK N.V., OSLO BRANCH as mandated lead arrangers (the "Mandated Lead Arrangers");

(8)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as agent of the other Finance Parties (the "Facility Agent"); and

(9)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as security agent for the Secured Parties (the "Security Agent").

BACKGROUND

(A)
By a facilities agreement dated 28 February 2013 and made between the parties hereto, the Lenders have made available to the Borrower USD senior secured credit facilities in an aggregate principal amount equal to the Total Commitments.

(B)
This Agreement sets out the terms and conditions on which the Finance Parties agree, with effect on and from the Effective Date, at the request of the Obligors to amend certain covenants in the Facilities Agreement, including financial covenants, and make the consequential amendments to the Facilities Agreement.

IT IS AGREED as follows:

1	DEFINITIONS AND INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Amended and Restated Facilities Agreement and the other Finance Documents shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions

In this Agreement, unless the contrary intention appears:

"Amended and Restated Facilities Agreement" means the Facilities Agreement as amended and restated by this Agreement in the form set out in Appendix 1.

"Dutch Finance Document" means a Finance Document governed by Dutch law.

"Effective Date" means the date on which the conditions precedent in Clause 3 are satisfied.

"Facilities Agreement" means the facilities agreement dated 28 February 2013 referred to in Recital (A).

1.3	Construction and Interpretation

Clauses 1.2 (Construction), 1.4 (Agreed forms of Finance Documents) and 1.5 (Third party rights) of the Amended and Restated Facilities Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE FINANCE PARTIES

2.1	Agreement of the Finance Parties

The Finance Parties agree, subject to and upon the terms and conditions of this Agreement, to the amendments of the Facilities Agreement as evidenced by the Amended and Restated Facilities Agreement set out in Appendix 1 hereto.

2.2	Effective Date

The agreement of the Finance Parties contained in Clause 2.1 shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT

3.1	General

The agreement of the Finance Parties contained in Clause 2.1 is subject to the fulfilment of the conditions precedent in Clause 3.2.

3.2	Conditions precedent

The conditions referred to in Clause 3.1 are that the Facility Agent shall have received the following documents and evidence in all respects in form and substance satisfactory to the Facility Agent and its lawyers on or before 13 September 2013 or such later date as the Facility Agent (acting on behalf of the Lenders) may agree with the Borrower and the other Obligors:

(a)	documents of the kind specified in Schedule 2, Part B, paragraph 1.1 and Part C, paragraph 1.1 of the Amended and Restated Facilities Agreement;

(b)	the GIEK Guarantee, amended as requested by GIEK, and any supplementary evidence and/or documentation required by GIEK or Eksportkreditt;

(c)	evidence that the administration fee as set out in Clause 7 and any expenses has been or will be made; and

2

(d)	a legal opinion of the legal advisers to the Finance Parties in any other relevant jurisdiction, in such form as agreed between that legal adviser and the Finance Parties.

4	REPRESENTATIONS

4.1	Repetition of representations

Each Obligor represents and warrants to each Finance Party that the representations and warranties in Clause 18 of the Amended and Restated Facilities Agreement (Representations) remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

4.2	Repetition of Finance Document representations

Each Obligor represents and warrants to each Finance Party that the representations and warranties in the Finance Documents (other than the Amended and Restated Facilities Agreement) to which it is a party remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENT AND RESTATEMENT OF FACILITIES AGREEMENT

5.1	Specific amendments to Facilities Agreement

With effect on and from the Effective Date the Facilities Agreement shall be deemed by this Agreement to be amended and restated in the form of the Amended and Restated Facilities Agreement; and, as so amended and restated, the Facilities Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended and restated.

5.2	Amendments to Finance Documents

With effect on and from the Effective Date each of the Finance Documents other than the Facilities Agreement and any Dutch Finance Documents shall be, and shall be deemed by this Agreement to be amended so that the definition of, and references throughout each of those Finance Documents to, the Facilities Agreement shall be construed as if the same referred to the Amended and Restated Facilities Agreement.

5.3	Finance Documents to remain in full force and effect

The Finance Documents other than the Facilities Agreement and any Dutch Finance Documents shall remain in full force and effect as amended by the amendments contained or referred to in Clause 5.2 and such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

5.4	Dutch security confirmation

Each Obligor which is a party to a Dutch Finance Document confirms that (1) the Dutch Finance Documents remain in full force and effect, (ii) any security created pursuant to the Dutch Finance Documents is intended to secure the obligations under the Finance Documents as amended and restated from time to time (including the Facilities Agreement as amended and restated in the form of the Amended and Restated Facilities Agreement), and (iii) any references in the Dutch Finance Documents or any other Finance Document to "Secured Obligations", "Parallel Debt" and "Corresponding Debt" should be construed to include any obligations as amended and restated from time to time (including the obligations as amended under the Amended and Restated Facilities Agreement).

3

6	FURTHER ASSURANCES

(a)
Each Obligor shall promptly, and in any event within the time period specified by the Security Agent do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgments, proxies and powers of attorney), as the Security Agent may specify (and in such form as the Security Agent may reasonably require in favour of the Security Agent or its nominee(s)):

(i)
to create, perfect, vest in favour of the Security Agent or protect the priority of the Security or any right or any kind created or intended to be created under or evidenced by the Finance Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent, any Receiver or the Secured Parties provided by or pursuant to the Finance Documents or by law;

(ii)
to confer on the Security Agent or confer on the Secured Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Finance Documents;

(iii)
to facilitate or expedite the realisation and/or sale of, the transfer of title to or the grant of, any interest in or right relating to the assets which are, or are intended to be, the subject of the Transaction Security or to exercise any power specified in any Finance Document in respect of which the Security has become enforceable; and/or

(iv)	to enable or assist the Security Agent to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to any item of the Security Property.

(b)
Each Obligor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the Secured Parties by or pursuant to the Finance Documents.

(c)
At the same time as an Obligor delivers to the Security Agent any document executed under this Clause 6, that Obligor shall deliver to the Security Agent reasonable evidence that that Obligor's execution of such document has been duly authorised by it.

7	FEES AND EXPENSES

7.1	Administration fee

The Borrower shall pay to the Facility Agent (for distribution among the Lenders) an administration fee of USD 10,000 per Lender within three Business Days of signing this Agreement.

7.2	Expenses

The provisions of Clause 16 (Costs and expenses) of the Amended and Restated Facilities shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

4

8	COMMUNICATIONS

The provisions of clause 26 (Notices) of the Amended and Restated Facilities Agreement shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Agreement.

10	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11	ENFORCEMENT

11.1	Jurisdiction

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

(c)
This Clause 11 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

11.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)
irrevocably appoints Ince Process Agents Ltd of International House, 1, St. Katharine's Way, London EIW 1AY, United Kingdom as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within three days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

THIS AGREEMENT has been duly executed as a Deed on the date stated at the beginning of this Agreement.

5

EXECUTION PAGES

BORROWER

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
DRILLSHIPS OCEAN VENTUES INC.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Attorney-at-law
Witness' address:	)	94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

GUARANTOR and PARENT

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
OCEAN RIG UDW INC.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Daphne K. Plassmann
Witness'address:	)	Attorney-at-law
94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

GUARANTORS

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
DRILLSHIP SKIATHOS OWNERS INC.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Daphne K. Plassmann
Witness' address:	)	Attorney-at-law
94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
DRILLSHIP SKIATHOS SHAREHOLDERS INC.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Daphne K. Plassmann
Witness' address:	)	Attorney-at-law
94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

6

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
DRILLSHIP SKYROS OWNERS INC.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Daphne K. Plassmann
Witness' address:	)	Attorney-at-law
94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
DRILLSHIP SKYROS SHAREHOLDERS INC.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Daphne K. Plassmann
Witness' address:	)	Attorney-at-law
94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
DRILLSHIP KYTHNOS OWNERS INC.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Daphne K. Plassmann
Witness' address:	)	Attorney-at-law
94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
DRILLSHIP KYTHNOS SHAREHOLDERS INC.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Daphne K. Plassmann
Witness' address:	)	Attorney-at-law
94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
OCEAN RIG CUNENE OPERATIONS INC.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Daphne K. Plassmann
Witness' address:	)	Attorney-at-law
94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

7

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
DRILLSHIPS OCEAN VENTURES OPERATIONS INC.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Daphne K. Plassmann
Witness' address:	)	Attorney-at-law
94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
OCEAN RIG BLOCK 33 BRASIL COÖPERATIEF U.A.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Daphne K. Plassmann
Witness' address:	)	Attorney-at-law
94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

SIGNED by	)
duly authorised	)	/s/
for and on behalf of	)
OCEAN RIG BLOCK 33 BRASIL B.V.	)
in the presence of:	)

Witness' signature:	)	/s/ Daphne K. Plassmann
Witness' name:	)	Daphne K. Plassmann
Witness' address:	)	Attorney-at-law
94, Vas. Sofias Avenue – 115 28 Athens
Athens, Greece
Tel.: +30 210 8047943
Fax: +30 210 8047943

LENDERS
SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
NORDEA BANK FINLAND PLC., LONDON BRANCH	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

8

SIGNED by	)
duly authorised	)
for and on behalf of	)
DRILLSHIPS OCEAN VENTURES OPERATIONS INC.	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
OCEAN RIG BLOCK 33 BRASIL COÖPERATIEF U.A.	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
OCEAN RIG BLOCK 33 BRASIL B.V.	)
in the presence of:	)

Witness' signature:	)
Witness' name:	)
Witness' address:	)

LENDERS

SIGNED by		)
duly authorised		)
for and on behalf of	Ida Marie Oedegaard	)	/s/ Ida Oedegaard
DNB BANK ASA	Attorney-in-Fact	)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
NORDEA BANK FINLAND PLC., LONDON BRANCH		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

8

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
ABN AMRO BANK N.V., OSLO BRANCH		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
DVB BANK SE, NORDIC BRANCH		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
SWEDBANK AB (PUBL))
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

9

EKSPORTKREDITT

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
EKSPORTKREDITT NORGE AS		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

KEXIM

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
THE EXPORT-IMPORT BANK OF KOREA		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

MANDATED LEAD ARRANGERS

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
DNB BANK ASA		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
NORDEA BANK FINLAND PLC., LONDON BRANCH		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

10

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
SWEDBANK AB (PUBL))
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
ABN AMRO BANK N.V., OSLO BRANCH		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

HEDGE COUNTERPARIES

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
DNB BANK ASA		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
NORDEA BANK FINLAND PLC., LONDON BRANCH		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

11

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
SWEDBANK AB (PUBL))
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
SKANDINAVISKA ENDKILDA BANKEN AB (PUBL))
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
ABN AMRO BANK N.V.		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

12

FACILITY AGENT

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
DNB BANK ASA		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

SECURITY AGENT

SIGNED by	Ida Marie Oedegaard	)
duly authorised	Attorney-in-Fact	)
for and on behalf of		)	/s/ Ida Oedegaard
DNB BANK ASA		)
in the presence of:	/s/	)

Witness' signature:	Alice Bushell	)
Witness' name:	Trainee Solicitor	)
Witness' address:	London EC2A 2HB	)

13

APPENDIX 1

AMENDED AND RESTATED FACILITIES AGREEMENT

14

Execution Version

Originally dated 28 February 2013

as amended and restated by an Amending and Restating Agreement dated 30 August 2013

USD 1,350,000,000

TERM LOAN FACILITIES

DRILLSHIPS OCEAN VENTURES INC.
as Borrower

and

OCEAN RIG UDW INC.,
as Parent and Guarantor

and

DRILLSHIP SKIATHOS OWNERS INC., DRILLSHIP SKYROS OWNERS INC.,
DRILLSHIP KYTHNOS OWNERS INC., DRILLSHIP SKIATHOS SHAREHOLDERS INC.,
DRILLSHIP SKYROS SHAREHOLDERS INC., DRILLSHIP KYTHNOS SHAREHOLDERS INC.,
OCEAN RIG CUNENE OPERATIONS INC., DRILLSHIPS OCEAN VENTURES OPERATIONS INC.,
OCEAN RIG BLOCK 33 BRASIL COÖPERATIEF U.A. AND OCEAN RIG BLOCK 33 BRASIL B.V.
as Guarantors

and

THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
as Mandated Lead Arrangers

with

THE BANKS AND FINANCIAL INSTITUTIONS NAMED THEREIN
as Lenders under the Commercial Facilities

EKSPORTKREDITT NORGE AS
as Lender under the Eksportkreditt / GIEK Facilities

THE EXPORT-IMPORT BANK OF KOREA
as Lender under the Kexim Facilities

and

DNB BANK ASA
as Facility Agent and Security Agent

FACILITIES AGREEMENT

WATSON, FARLEY & WILLIAMS
London

Index

Clause		Page
1	Definitions and Interpretation	2
2	The Facilities	24
3	Purpose	25
4	Conditions of Utilisation	25
5	Utilisation	27
6	Repayment	29
7	Prepayment and Cancellation	30
8	Interest	33
9	Interest Periods	34
10	Changes to the Calculation of Interest	35
11	Fees	36
12	Tax Gross Up and Indemnities	37
13	Increased Costs	39
14	Other Indemnities	40
15	Mitigation by the Lenders	42
16	Costs and Expenses	43
17	Guarantee and Indemnity	44
18	Representations	47
19	Information Undertakings	53
20	Financial Covenants	55
21	General Undertakings	57
22	Insurance Undertakings	63
23	Drillship Undertakings	68
24	Security Cover	73
25	Application of Earnings	74
26	Events of Default	74
27	Recourse Requirements and Rights of Subrogation	78
28	Changes to the Lenders	79
29	Changes to the Obligors	83
30	The Facility Agent and the Mandated Lead Arrangers	84
31	The Security Agent	91
32	Conduct of Business by the Finance Parties	100
33	Sharing Among the Finance Parties	101
34	Payment Mechanics	103
35	Set-Off	106
36	Notices	106
37	Calculations and Certificates	108
38	Partial Invalidity	108
39	Remedies and Waivers	108
40	Settlement or Discharge Conditional	109
41	Irrevocable Payment	109
42	Amendments and Waivers	109
43	Confidentiality	110
44	Counterparts	112
45	Governing Law	113
46	Enforcement	113

Schedules

Schedule 1 The Parties	114
Schedule 2 Conditions Precedent	120

2

Execution

Execution Pages	145

3

THIS AGREEMENT is made on 28 February 2013 and as amended and restated by an Amending and Restating Agreement dated 30 August 2013

PARTIES

(1)
DRILLSHIPS OCEAN VENTURES INC., a company incorporated under the laws of the Marshall Islands with registered number 55652 whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as borrower (the "Borrower");

(2)	THE COMPANIES listed in Part B of Schedule 1 (Guarantors and Drillships) as original guarantors (the "Original Guarantors");

(3)	THE FINANCIAL INSTITUTIONS listed in Part C of Schedule 1 (The Lenders) as original commercial lenders (the "Original Commercial Lenders");

(4)	THE EXPORT—IMPORT BANK OF KOREA of 16-1, Yeouido-dong, Yeongdeungpo-gu, Seoul, 150-996, Republic of Korea ("Kexim");

(5)	EKSPORTKREDITT NORGE AS of Hieronymus Heyerdahls gate 1, 0160 Oslo, Norway ("Eksportkreditt" and together with Kexim, the "ECA Lenders");

(6)	DNB BANK ASA and NORDEA BANK FINLAND PLC., LONDON BRANCH as bookrunners (the "Bookrunners");

(7)
DNB BANK ASA, NORDEA BANK FINLAND PLC., LONDON BRANCH, SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), SWEDBANK AB (PUBL) and ABN AMRO BANK N.V., OSLO BRANCH as mandated lead arrangers (the "Mandated Lead Arrangers");

(8)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as agent of the other Finance Parties (the "Facility Agent"); and

(9)	DNB BANK ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway, as security agent for the Secured Parties (the "Security Agent").

SECTION 1

INTERPRETATION

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In addition to the terms defined elsewhere in this Agreement, in this Agreement:

"Account Bank" means DNB Bank ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway.

"Accounting Principles" means generally accepted accounting principles in the United States of America (US GAAP) or IFRS.

"Accounts" means the Earnings Accounts.

"Accounts Security" means each document creating security in respect of an Account in agreed form.

"Additional Cost Rate" has the meaning given to it in Schedule 4 (Mandatory Cost Formulae).

"Additional Guarantor" means any company acceding to this Agreement as a Guarantor in accordance with Clause 21.11 (New Guarantors).

"Advance" means a borrowing of a Facility under this Agreement.

"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

"Applicable Margin" means:

(a)	the Commercial Facility Loans Margin for each Commercial Facility;

(b)	the Eksportkreditt GIEK Facility Loans Margin for each Eksportkreditt GIEK Facility; and

(c)	the Kexim Facility Loans Margin for each Kexim Facility.

"Approved Classification" means class of the highest level with the Approved Classification Society.

"Approved Classification Society" means American Bureau of Shipping, Det Norske Veritas, Lloyd's Register or any other classification society approved in writing by the Facility Agent acting with the authorisation of all Lenders.

"Approved Flag" means the Marshall Islands.

"Approved Shipbroker" means Fearnleys AS, Platou Shipbrokers AS, ODS Petrodata and any other independent sale and purchase shipbroker acceptable to the Majority Lenders.

"Assignment Agreement" means an agreement substantially in the form set out in Schedule 6 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

"Athena Facilities" means the Commercial Athena Facility, the Eksportkreditt GIEK Athena Facility and the Kexim Athena Facility.

"Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, legalisation or registration.

"Availability Period" means, in relation to each Facility, the period from and including the date of this Agreement to and including the date falling 210 days from the Scheduled Delivery Date of the relevant Drillship )but no later than the Delivery Date of the relevant Drillship).

"Available Commitment" means a Lender's Commitment minus:

(a)	the amount of its participation in all Advances made; and

(b)	in relation to any proposed Utilisation, the amount of its participation in any Advance that is due to be made on or before the proposed Utilisation Date.

"Available Facilities" means the aggregate for the time being of each Lender's Available Commitment.

"Bareboat Charter" means, in relation to each Drillship, a bareboat charter entered into or to be entered into between an Intra-Group Charterer and the relevant Drillship Owner.

"Break Costs" means the amount (if any) by which:

(a)
the interest which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Facility or an Unpaid Sum to the last day of the current Interest Period in respect of the Facility or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period exceeds

(b)
the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

"Builder" means Samsung Heavy Industries Co. Ltd., Korea.

"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in Oslo, Athens, London, Seoul and New York.

"Cash" means in relation to any member of the Group:

(a)	cash in hand legally and beneficially owned by a member of the Group; and

(b)
cash deposits legally and beneficially owned by that member of the Group, and which are deposited with (i) a Lender, (ii) any other deposit taking institution having a rating of at least A- from Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe acceptable to the Facility Agent (acting with the authorisation of the Majority Lenders) or (iii) any other bank or financial institution approved by the Facility Agent (acting with the authorisation of the Majority Lenders) which in each case:

(i)	is free from any Security, other than pursuant to the Transaction Security;

(ii)	is otherwise at the free and unrestricted disposal of the relevant member of the Group by which it is owned; and

(iii)
in the case of cash deposits held by a member of the Group other than an Obligor, is (in the opinion of the Facility Agent, based upon such documents and evidence as the Facility Agent may require the Borrower to provide in order to form the basis of such opinion) capable or, upon the occurrence of an Event of Default under this Agreement, would become capable of being paid without restriction to an Obligor within five Business Days of its request or demand therefore either by way of a dividend or by way of a repayment of principal (or the payment of interest thereon) in respect of an intercompany loan from the relevant Obligor to that member of the Group.

"Cash Equivalent" means at any time:

(a)
any investment in marketable debt obligations issued or guaranteed by (i) a government or (ii) an instrumentality or agency of a government and in respect of (i) and (ii) having a credit rating of either A-1 or higher by Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe, maturing within one year after the relevant date of calculation and not convertible or exchangeable to any other security;

(b)	commercial paper (debt obligations) not convertible or exchangeable to any other security:

(i)	for which a recognised trading market exists;

(ii)	issued by an issuer incorporated in the United States of America, the United Kingdom or Norway;

(iii)	which matures within one year after the relevant date of calculation; and

(iv)
which has a credit rating of at least A-1 or higher by Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe;

(c)
any investment in money market funds which (i) have a credit rating of either A-1 or higher by Standard & Poor's Rating Group Services or the equivalent with any other principal credit rating agency in the United States of America or Europe, (ii) which invest substantially all their assets in securities of the types described in paragraphs (a) to (b) above and (iii) can be turned into cash on not more than five days' notice; or

(d)	any other debt security approved by the Facility Agent (acting with the authorization of the Majority Lenders),

in each case, to which any member of the Group is alone (or together with other members of the Group) beneficially entitled at that time and which is not issued or guaranteed by any member of the Group or subject to any Security.

"Charged Property" means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

"Charter" means any Drilling Contract and any Bareboat Charter, including the Satisfactory Drilling Contracts for the Drillships listed in Part B of Schedule 1 (Guarantors and Drillships).

"CISADA" means the United States Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010 as it applies to non-US persons.

"Client" means a reputable oil major, independent oil company or national oil company acceptable to the Majority Lenders.

"Code" means the United States Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

"Commercial Athena Facility" means the Commercial Athena Facility made available under this Agreement as described in Clause 2.1 (Facility).

"Commercial Athena Facility Loan" means the principal amount of the Commercial Athena Facility for the time being outstanding under this Agreement.

"Commercial Facilities" means the Commercial Athena Facility, the Commercial Mylos Facility and the Commercial Skyros Facility.

"Commercial Facility Loans" means the Commercial Athena Facility Loan, the Commercial Mylos Facility Loan and the Commercial Skyros Facility Loan.

"Commercial Facility Loans Margin" means, in relation to each Commercial Facility, 350 basis points per annum.

"Commercial Facility Termination Date" means the date falling five years after the First Utilisation Date.

"Commercial Lenders" means the Original Commercial Lenders and any New Lender under the Commercial Facilities.

"Commercial Mylos Facility" means the Commercial Mylos Facility made available under this Agreement as described in Clause 2.1 (Facility).

"Commercial Mylos Facility Loan" means the principal amount of the Commercial Mylos Facility for the time being outstanding under this Agreement.

"Commercial Skyros Facility" means the Commercial Skyros Facility made available under this Agreement as described in Clause 2.1 (Facility).

"Commercial Skyros Facility Loan" means the principal amount of the Commercial Skyros Facility for the time being outstanding under this Agreement.

"Commitment" means:

(a)
in relation to an Original Lender, the amount set opposite its name under the heading "Commitment" in Part C of Schedule 1 (The Parties) and the amount of any other Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Commitment transferred to it under this Agreement,

  to the extent not cancelled, reduced or transferred by it under this Agreement.

"Compliance Certificate" means a certificate in the form set out in Schedule 7 (Form of Compliance Certificate) or in any other form agreed between the Parent and the Facility Agent.

"Confidential Information" means all information relating to any Obligor, the Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facility from either:

(a)	any member of the Group or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers,

in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(i)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 43 (Confidentiality)); or

(ii)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or

(iii)
is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

"Contract Backlog" means at any relevant time the aggregate gross remaining revenues payable under the then backlog of committed contracts of commercial employment of offshore drilling units owned by companies within the Group.

"Corresponding Debt" means any amount, other than any Parallel Debt, which an Obligor owes to a Secured Party under or in connection with the Finance Documents.

"Current Assets" means, on any date, the aggregate value of the assets of the Group (on a consolidated basis) which are treated as current assets in accordance with the applicable Accounting Principles.

"Current Liabilities" means, on any date, the aggregate amount of all liabilities of the Group (on a consolidated basis) which are treated as current liabilities in accordance with the applicable Accounting Principles, but excluding the short term portion of long term debt.

"Current Ratio" means the ratio of Current Assets to Current Liabilities.

"Debt Service Reserve Accounts" means the following debt service reserve accounts under certain loan facilities for the OCR Drillships:

(a)	account number 24.22.53.911 held with ABN AMRO Bank N.V. Rotterdam in the name of Drillships Holdings Inc.;

(b)	account number 0045383234 held with Nordea Bank Finland plc, London Branch in the name of Drillships Holdings Inc.;

(c)	account number 29344604 held with Deutsche Bank AG, London Branch in the name of Drillship Kithira Owners Inc.; and

(d)	account number 29344700 held with Deutsche Bank AG, London Branch in the name of Drillship Skopelos Owners Inc.

"Default" means an Event of Default or a Potential Event of Default.

"Delegate" means any delegate, agent, attorney, co-trustee or other person appointed by the Security Agent.

"Delivery Date" means the date on which each Drillship is delivered by the Builder to the relevant Drillship Owner in accordance with the relevant Shipbuilding Contract.

"Disruption Event" means either or both of:

(a)
a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with a Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other, Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

"Document of Compliance" has the meaning given to it in the ISM Code.

"dollars" and "USD" mean the lawful currency, for the time being, of the United States of America.

"Drilling Contract" means, in relation to any Drillship, any agreement with an oil company for the employment of that Drillship for drilling operations (including a Satisfactory Drilling Contract), whether entered into directly between the oil company concerned and the relevant Drillship Owner or between the oil company concerned and an Intra-Group Charterer.

"Drillship Athena" means the drillship to be named "Ocean Rig Athena" as further described in Part B of Schedule 1 (Guarantors and Drillships), to be acquired by Drillship Kythnos Owners Inc.

"Drillship Mylos" means the drillship to be named "Ocean Rig Mylos" as further described in Part B of Schedule 1 (Guarantors and Drillships), to be acquired by Drillship Skiathos Owners Inc.

"Drillship Owners" means:

(a)	in relation to Drillship Athena, Drillship Kythnos Owners Inc.;

(b)	in relation to Drillship Mylos, Drillship Skiathos Owners Inc.; and

(c)	in relation to Drillship Skyros, Drillship Skyros Owners Inc.

"Drillships" means the drillships to be financed under this Agreement and acquired by the relevant Drillship Owner, being the Drillship Athena, the Drillship Mylos and the Drillship Skyros, and "Drillship" shall mean any of them.

"Drillship Skyros" means the drillship to be named "Ocean Rig Skyros" as further described in Part B of Schedule 1 (Guarantors and Drillships), to be acquired by Drillship Skyros Owners Inc.

"Earnings" means, in relation to each Drillship, all moneys whatsoever which are now, or later become, payable (actually or contingently) to any Obligor or the Security Agent and which arise out of the use or operation of that Drillship, including (but not limited to):

(a)	the following, save to the extent that any of them is, with the prior written consent of the Majority Lenders, pooled or shared with any other person:

(i)	all freight, hire and passage moneys;

(ii)	compensation payable to that Obligor or the Security Agent in the event of requisition of that Drillship for hire;

(iii)	remuneration for salvage and towage services;

(iv)	demurrage and detention moneys;

(v)	damages for breach (or payments for variation or termination) of any Charter;

(vi)	all moneys which are at any time payable under any Insurances in respect of loss of hire;

(vii)	all monies which are at any time payable to that Obligor in respect of general average contribution; and

(b)
if and whenever that Drillship is employed on terms whereby any moneys falling within paragraphs (i) to (vii) above are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to that Drillship.

"Earnings Account" means an account in the name of the Borrower, each Drillship Owner or any Intra-Group Charterer with the Account Bank designated "Earnings Account" and to which any part of the Earnings of any of the Drillships shall be paid.

"EBITDA" means the earnings before interest expenses, taxes, depreciation and amortization of the Group not taking into account any exceptional or extraordinary items on a consolidated basis for the previous period of 12 Months.

"ECA Facilities Termination Date" means the date falling maximum 12 years after the First Utilisation Date, subject to the provisions of Clause 7.6 (GIEK / Kexim prepayment option).

"Eksportkreditt GIEK Facilities" means the Eksportkreditt GIEK Athena Facility, the Eksportkreditt GIEK Mylos Facility and the Eksportkreditt GIEK Skyros Facility.

"Eksportkreditt GIEK Facility Loans" means the Eksportkreditt GIEK Athena Facility Loan, the Eksportkreditt GIEK Mylos Facility Loan and the Eksportkreditt GIEK Skyros Facility Loan.

"Eksportkreditt GIEK Facility Loans Margin" means, in relation to each Eksportkreditt GIEK Facility, 150 basis points per annum or such Eksportkreditt GIEK Facility Loans Margin as will be determined by Clause 8.4 (Fixing of the Eksportkreditt GIEK Facility Loans Margin).

"Eksportkreditt GIEK Facility Loans Margin Period" shall have the meaning given to that term in Clause 8.4 (Fixing of the Eksportkreditt GIEK Facility Loans Margin).

"Eksportkreditt GIEK Facility Loans Margin Review Date" shall have the meaning given to that term in Clause 8.4 (Fixing of the Eksportkreditt GIEK Facility Loans Margin).

"Eksportkreditt GIEK Facility Loans New Margin Period" shall have the meaning given to that term in Clause 8.4 (Fixing of the Eksportkreditt GIEK Facility Loans Margin).

"Eksportkreditt GIEK Athena Facility" means the Eksportkreditt GIEK Athena Facility made available under this Agreement as described in clause 2.1 (Facility).

.
"Eksportkreditt GIEK Athena Facility Loan" means the principal amount of the Eksportkreditt GIEK Athena Facility for the time being outstanding under this Agreement.

"Eksportkreditt GIEK Mylos Facility" means the Eksportkreditt GIEK Mylos Facility made available under this Agreement as described in clause 2.1 (Facility).

"Eksportkreditt GIEK Mylos Facility Loan" means the principal amount of the Eksportkreditt GIEK Mylos Facility for the time being outstanding under this Agreement.

"Eksportkreditt GIEK Skyros Facility" means the Eksportkreditt GIEK Skyros Facility made available under this Agreement as described in clause 2.1 (Facility).

"Eksportkreditt GIEK Skyros Facility Loan" means the principal amount of the Eksportkreditt GIEK Skyros Facility for the time being outstanding under this Agreement.

"Environmental Approval" means any present or future permit, ruling, variance or other Authorisation required under Environmental Laws.

"Environmental Claim" means any claim by any governmental, judicial or regulatory authority or any other person which arises out of an Environmental Incident or an alleged Environmental Incident or which relates to any Environmental Law and, for this purpose, "claim" includes a claim for damages, compensation, contribution, injury, fines, losses and penalties or any other payment of any kind, including in relation to clean-up and removal, whether or not similar to the foregoing; an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset.

"Environmental Incident" means, in relation to each Drillship:

(a)
any release, emission, spill or discharge into that Drillship or into or upon the air, sea, land or soils (including the seabed) or surface water of Environmentally Sensitive Material within or from that Drillship; or

(b)
any incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, sea, land or soils (including the seabed) or surface water from a vessel other than that Drillship and which involves a collision between that Drillship and such other vessel or some other incident of navigation or operation, in either case, in connection with which that Drillship is actually or potentially liable to be arrested, attached, detained or injuncted and/or that Drillship and/or any Obligor and/or the Manager, Client or any other operator of that Drillship is at fault or allegedly at fault or otherwise liable to any legal or administrative action; or

(c)
any other incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, sea, land or soils (including the seabed) or surface water otherwise than from that Drillship and in connection with which that Drillship is actually or potentially liable to be arrested and/or where any Obligor and/or the Manager, Client or any other operator of that Drillship is at fault or allegedly at fault or otherwise liable to any legal or administrative action, other than in accordance with an Environmental Approval.

"Environmental Law" means any present or future law relating to pollution or protection of human health or the environment, to conditions in the workplace, to the carriage, generation, handling, storage, use, release or spillage of Environmentally Sensitive Material or to actual or threatened releases of Environmentally Sensitive Material.

"Environmentally Sensitive Material" means and includes all contaminants, oil, oil products, toxic substances and any other substance (including any chemical, gas or other hazardous or noxious substance) which is (or is capable of being or becoming) polluting, toxic or hazardous.

"Equity" means, on any date, the Group's (on a consolidated basis) nominal book value of equity treated as equity in accordance with the applicable Accounting Principles.

"Equity Ratio" means the ratio of Equity to Total Assets.

"Event of Default" means any event or circumstance specified as such in Clause 26 (Events of Default).

"Expiring Contract" has the meaning given to it in Clause 20.1 (Minimum Cash and Cash Equivalents).

"Facilities" means the facilities made available under the Commercial Facilities, the Eksportkreditt GIEK Facilities and the Kexim Facilities as described in Clause 2 (The Facilities), and "Facility" shall mean any of them.

"Facility Office" means the office or offices notified by a Lender to the Facility Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days' written notice) as the office or offices through which it will perform its obligations under this Agreement.

"FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement and any current or future regulations or official interpretations thereof.

"Fee Letter" means any letter or letters designated as a fee letter setting out any of the fees referred to in Clause 11 (Fees).

"Finance Document" means:

(a)	this Agreement;

(b)	any Fee Letter;

(c)	any Hedging Agreement;

(d)	the Accounts Securities;

(e)	the Shares Securities;

(f)	the Mortgages;

(g)	the General Assignments;

(h)	the Manager's Undertaking;

(i)
any other document (whether or not it creates Security) which is executed as security for, or for the purpose of establishing a priorities subordination arrangement in relation to, the Secured Liabilities; and

(j)	any other document designated as such by the Facility Agent and the Borrower.

"Finance Party" means the Facility Agent, the Security Agent, any Hedge Counterparty and the Lenders.

"Financial Indebtedness" means any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with the applicable Accounting Principles, be treated as a finance or capital lease;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

(g)
any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

"First Utilisation" means the first Utilisation under this Agreement, being a Utilisation of the Athena Facilities, the Mylos Facilities or the Skyros Facilities (as the case may be).

"First Utilisation Date" means the date at which the Borrower makes the First Utilisation.

"Future Excess Cash Flow" has the meaning given to it in Clause 20.1 (Minimum Cash and Cash Equivalents).

"General Assignment" means, in relation to each Drillship, the general assignment creating security in respect of the Earnings, the Insurances and any Requisition Compensation relating to that Drillship in agreed form.

"GIEK" means Garanti-Instituttet for Eksportkreditt of Dronning Maudsgate 15, Vika, N-0122 Oslo, Norway, Norwegian organisation number 974 760 908.

"GIEK Conditions" means the terms and conditions of GIEK for the issuance of the GIEK Guarantee set out in GIEK's offer for buyer's credit guarantee number 102142 and "General Conditions for Export Guarantees (December 2006)".

"GIEK Guarantee" means a guarantee issued by GIEK in favour of Eksportkreditt (buyer's credit guarantee number 102142) pursuant to which GIEK has guaranteed or will guarantee the payment to Eksportkreditt of 100 per cent. of the Eksportkreditt GIEK Facilities in circumstances therein specified and on the GIEK Conditions.

"Group" means the Parent and its Subsidiaries from time to time.

"Guarantors" means the Original Guarantors and any Additional Guarantors.

"Hedge Counterparty" means any of the Mandated Lead Arrangers and ABN AMRO Bank N.V. in its capacity as counterparty to a Hedging Agreement.

"Hedging Agreement" means any master agreement, confirmation, schedule or other agreement entered into or to be entered into by the Borrower and a Hedge Counterparty for the purpose of hedging the interest rate liabilities and/or the exchange rate risks of the Borrower of, and in relation to, the Facilities (and designated as such), provided always that the parties' obligations are to be netted at market price either on a continuous basis or upon default.

"Holding Company" means, in relation to a person, any other person in respect of which it is a Subsidiary.

"IFRS" means international accounting standards within the meaning of the IAS Regulation 1606/2002 (as from time to time amended).

"Indemnified Person" has the meaning given to it in Clause 14.2 (Other indemnities).

"Insurances" means, in relation to each Drillship:

(a)
all policies and contracts of insurance, including entries of that Drillship in any protection and indemnity or war risks association, effected in respect of that Drillship, its Earnings or otherwise in relation to that Drillship; and

(b)	all rights and other assets relating to, or derived from, any of such policies, contracts or entries, including any rights to a return of premium.

"Insurance Value" has the meaning given to it in Clause 22.3 (Terms of obligatory insurances).

"Interest Cover Ratio" means the ratio of EBITDA to the Group's consolidated interest expenses for the previous period of 12 Months.

"Interest Period" means, in relation to an Advance or a Facility, each period determined in accordance with Clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 8.3 (Default interest).

"Intra-Group Charterer" means any company within the Restricted Group being or becoming party to a Drilling Contract with an oil company (or, in relation to a Satisfactory Drilling Contract, a Client), being as of the date of this Agreement, Ocean Rig Cunene Operations Inc. and Ocean Rig Block 33 Brasil B.V.

"ISM Code" means the International Safety Management Code for the Safe Operation of Ships and for Pollution Prevention (including the guidelines on its implementation), adopted by the International Maritime Organisation, as the same may be amended or supplemented from time to time.

"ISPS Code" means the International Ship and Port Facility Security (ISPS) Code as adopted by the International Maritime Organization's (IMO) Diplomatic Conference of December 2002, as the same may be amended or supplemented from time to time.

"ISSC" means an International Ship Security Certificate issued under the ISPS Code.

"Kexim Facilities" means the Kexim Athena Facility, the Kexim Mylos Facility and the Kexim Skyros Facility.

"Kexim Facility Loans" means the Kexim Athena Facility Loan, the Kexim Mylos Facility Loan and the Kexim Skyros Facility Loan.

"Kexim Facility Loans Margin" means, in relation to each Kexim Facility, 350 basis points per annum.

"Kexim Athena Facility" means the Kexim Athena Facility made available under this Agreement as described in clause 2.1 (Facility).

"Kexim Athena Facility Loan" means the principal amount of the Kexim Athena Facility for the time being outstanding under this Agreement.

"Kexim Mylos Facility" means the Kexim Mylos Facility made available under this Agreement as described in clause 2.1 (Facility).

"Kexim Mylos Facility Loan" means the principal amount of the Kexim Mylos Facility for the time being outstanding under this Agreement.

"Kexim Skyros Facility" means the Kexim Skyros Facility made available under this Agreement as described in clause 2.1 (Facility).

"Kexim Skyros Facility Loan" means the principal amount of the Kexim Skyros Facility for the time being outstanding under this Agreement.

"Lender" means:

(a)	the ECA Lenders;

(b)	the Original Commercial Lenders; and

(c)	any New Lender,

which in each case has not ceased to be a Party in accordance with this Agreement.

"Leverage Ratio" means the Net Funded Debt divided by EBITDA.

"LIBOR" means, in relation to any Advance, any Facility or any Unpaid Sum:

(a)	the applicable Screen Rate; or

(b)	(if no Screen Rate is available for dollars for the Interest Period of that Advance, that Facility or that Unpaid Sum), the Reference Bank Rate,

as of the Specified Time on the Quotation Day for dollars and for a period comparable to the Interest Period for that Advance, that Facility or that Unpaid Sum and, if any such rate is below zero, LIBOR shall be deemed to be zero.

"LMA" means the Loan Market Association.

"Loan" means the aggregate amount of the Commercial Facility Loans, the Eksportkreditt GIEK Facility Loans and the Kexim Facility Loans outstanding under this Agreement from time to time.

"Major Casualty" means any casualty to a Drillship in respect of which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds USD 15,000,000 or the equivalent in any other currency.

"Majority Lenders" means:

(a)	if no Advance has yet been made, a Lender or Lenders whose Commitments aggregate more than 66 2/3% per cent. of the Total Commitments; or

(b)
at any other time, a Lender or Lenders whose participations in the Loan aggregate more than 66 2/3% per cent. of the amount of the Loan then outstanding or, if the Loan has been repaid or prepaid in full, a Lender or Lenders whose participations in the

Loan immediately before repayment or prepayment in full aggregate 66 2/3% per cent. of the Loan immediately before such repayment,

however always to include minimum one of the Commercial Lenders.

"Manager" means a Subsidiary of the Parent approved in writing by the Facility Agent, acting with the authorisation of the Majority Lenders, or any other company approved by all Lenders, serving as the manager of each Drillship.

"Manager's Undertaking" means a letter of undertaking from the Manager subordinating the rights of the Manager against each Drillship and the relevant Obligor to the rights of the Finance Parties in agreed form.

"Mandatory Cost" means the percentage rate per annum calculated by the Facility Agent in accordance with Schedule 4 (Mandatory Cost Formulae).

"Market Disruption Event" has the meaning given to it in Clause 10.2 (Market disruption).

"Market Value" means, in relation to a Drillship, at any date, the market value of that Drillship shown by the arithmetic mean of the valuations (it being understood that if any valuation is given as a range, the arithmetic mean is to be applied for that valuation) prepared:

(a)	as at a date not more than 14 days previously;

(b)	by minimum two Approved Shipbrokers;

(c)           with or without physical inspection of that Drillship (as the Facility Agent may require); and

(d)	on the basis of a sale for prompt delivery for cash on normal arm's length commercial terms as between a willing seller and a willing buyer, free of any charter contract,

after deducting the estimated amount of the usual and reasonable expenses which would be incurred in connection with the sale.

"Material Adverse Effect" means a material adverse effect on:

(a)	the business, operations, property, condition (financial or otherwise) or prospects of any member of the Group or the Group as a whole; or

(b)	the ability of any Obligor to perform its obligations under any Finance Document; or

(c)
the validity or enforceability of, or the effectiveness or ranking of any Security granted or intended to be granted pursuant to any of, the Finance Documents or the rights or remedies of any Finance Party under any of the Finance Documents.

"Month" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)
(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(c)	if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

The above rules will only apply to the last Month of any period.

"Mortgage" means, in relation to each Drillship, the first preferred Marshall Islands ship mortgage on that Drillship securing a minimum amount of USD 1,620,000,000, in agreed form.

"Mylos Facilities" means the Commercial Mylos Facility, the Eksportkreditt GIEK Mylos Facility and the Kexim Mylos Facility.

"Net Funded Debt" means on a consolidated basis all interest bearing debt for the Group less Cash and Cash Equivalents less restricted cash (provided however that any debt related to any drilling unit which has been in operation for a period of less than 12 Months shall not be taken into account).

"New Lender" means any bank or financial institution which has become a Party in accordance with Clause 28 (Changes to the Lenders).

"New Margin Offer" shall have the meaning given to that term in Clause 8.4 (Fixing of the Eksportkreditt GIEK Facility Loans Margin).

"Norwegian Contract Value" means the aggregate value contract amount of the Norwegian Equipment delivered in respect of any Drillship or Drillships, as the case may be.

"Norwegian Equipment" means the equipment manufactured (and/or services rendered) by National Oilwell Norway AS, ABB AS, Kongsberg Marine AS, Rolls Royce AS and certain other Norwegian exporters in relation to the building of the Drillships and with an estimated aggregated value of approximately USD 250,000,000 per Drillship, as evidenced to the satisfaction of Eksportkreditt pursuant to Clause 4.2 (Eksportkreditt conditions precedent).

"Obligor" means the Borrower and the Guarantors at any time, including any Additional Guarantors.

"OCR Drillships" means the drillships "Corcovado" (owned by Drillship Hydra Owners Inc.), "Olympia" (owned by Drillship Paros Owners Inc.), "Poseidon" (owned by Drillship Kithira Owners Inc.) and "Mykonos" (owned by Drillship Skopelos Owners Inc.) which owner companies are companies within the Group.

"Original Financial Statements" means the audited consolidated financial statements of the Parent and the unaudited consolidated financial statements of the Borrower for the financial year ended 31 December 2011.

"Overseas Regulations" means the Overseas Companies Regulations 2009 (SI 2009/1801).

"Parallel Debt" has the meaning ascribed to it in Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)).

"Parent" means Ocean Rig UDW Inc.

"Party" means a party to this Agreement and, where the context so permits, a party to another Finance Document.

"Permitted Holders" means George Economou, his direct linear descendants, the personal estate of any of the aforementioned persons and any trust created for the benefit of one or more of the aforementioned persons and their estates, or beneficially majority owned or controlled corporations, or Dryships Inc. or any company controlled by Dryships Inc.

"Permitted Security" means:

(a)	Security created by the Finance Documents;

(b)	liens for unpaid master's and current crew's wages in accordance with usual maritime practice;

(c)	liens for salvage;

(d)	any ship repairer's or outfitter's possessory lien arising by operation of law and not exceeding USD 2,500,000; and

(e)	any other liens incurred in the ordinary course of operating such Drillship not exceeding USD 2,500,000.

"Potential Event of Default" means any event or circumstance specified in Clause 26 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

"Prohibited Person" means any person (whether designated by name or by reason of being included in a class of persons) against whom Sanctions are directed.

"Protected Party" has the meaning given to it in Clause 12.1 (Definitions).

"Quarter Date" means 31 March, 30 June, 30 September and 31 December.

"Quotation Day" means, in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period unless market practice differs in the Relevant Interbank Market in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

"Receiver" means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.

"Reference Bank Rate" means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facility Agent at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in dollars for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period.

"Reference Banks" means DNB Bank ASA and Nordea Bank Finland Plc. and/or such other banks as may be appointed by the Facility Agent in consultation with the Borrower.

"Relevant Interbank Market" means the London interbank market.

"Relevant Jurisdiction" means, in relation to an Obligor:

(a)	its jurisdiction of incorporation;

(b)
any jurisdiction where any asset subject to, or intended to be subject to, any of the Transaction Security created, or intended to be created, under the Finance Documents to which it is a party is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	the jurisdiction whose laws govern the perfection of any of the Transaction Security created, or intended to be created, under the Finance Documents to which it is a party.

"Repayment Date" means the date falling three Months after the First Utilisation Date and each date falling at three monthly intervals thereafter.

"Repayment Instalment" has the meaning given to it in Clause 6.1 (Repayment of Advances).

"Repeating Representation" means each of the representations set out in Clause 18 (Representations) except Clause 18.36 (Insolvency), Clause 18.9 (No filing or stamp taxes) and Clause 18.10 (Deduction of Tax) and any representation of any Obligor made in any other Finance Document that is expressed to be a "Repeating Representation" or is otherwise expressed to be repeated.

"Representative" means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

"Requisition" means, in relation to each Drillship:

(a)
any expropriation, confiscation, requisition or acquisition of that Drillship, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding one year without any right to an extension) unless it is within 30 days redelivered to the full control of the relevant Drillship Owner; and

(b)	any arrest, capture, seizure or detention of that Drillship (including any hijacking or theft) unless it is within 30 days redelivered to the full control of the relevant Drillship Owner.

"Requisition Compensation" includes all compensation or other moneys payable by reason of any Requisition.

"Restricted Group" means the Borrower and its Subsidiaries from time to time.

"Safety Management Certificate" has the meaning given to it in the ISM Code.

"Safety Management System" has the meaning given to it in the ISM Code.

"Sanctions" means any sanctions, embargoes, freezing provisions, prohibitions or other restrictions relating to trading, doing business, investment, exporting, financing or making assets available (or other activities similar to or connected with any of the foregoing):

(a)	imposed by law or regulation of the United Kingdom, the Council of the European Union, the United Nations or its Security Council;

(b)	imposed by CISADA; or

(c)	otherwise imposed by any law or regulation,

by which any Obligor is bound or to which it is subject or, as regards a regulation, compliance with which is reasonable in the ordinary course of business of any Obligor.

"Satisfactory Drilling Contract" means, in relation to each Drillship, a drilling contract for that Drillship in form and substance customary in the offshore drilling market and acceptable to the Majority Lenders (in this case Majority Lenders shall also include both ECA Lenders), entered into between the relevant Drillship Owner or an Intra-Group Charterer and a Client at a rate of at least USD 450,000 per day and having a fixed duration of at least three years.

"Scheduled Delivery Date" means the date on which each Drillship is scheduled to be delivered under the relevant Shipbuilding Contract, as of the date of this Agreement scheduled to be:

(a)	in relation to the Drillship Mylos, 31 July 2013;

(b)	in relation to the Drillship Skyros, 31 October 2013; and

(c)	in relation to the Drillship Athena, 30 November 2013.

"Screen Rate" means the British Bankers' Association Interest Settlement Rate for dollars for the relevant period displayed on the appropriate page of the Reuters screen. If the agreed page is replaced or service ceases to be available, the Facility Agent may specify another page or service displaying the appropriate rate after consultation with the Borrower and the Lenders.

"Secured Liabilities" means all present and future obligations and liabilities, actual or contingent, of the Obligors or any of them to the Secured Parties or any of them under or in connection with the Finance Documents or any of them.

"Secured Party" means each Finance Party from time to time party to this Agreement and any Receiver or Delegate.

"Security" means a mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security.

"Security Period" means the period starting on the date of this Agreement and ending on the date on which the Facility Agent is satisfied that there is no outstanding Commitment in force and that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.

"Security Property" means:

(a)	the Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Secured Parties and all proceeds of that Transaction Security;

(b)
all obligations expressed to be undertaken by an Obligor to pay amounts in respect of the Secured Liabilities to the Security Agent as trustee for the Secured Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by an Obligor in favour of the Security Agent as trustee for the Secured Parties;

(c)	the Security Agent's interest in any turnover trust created under the Finance Documents;

(d)
any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Finance Documents to hold as trustee on trust for the Secured Parties, except:

(i)	rights intended for the sole benefit of the Security Agent; and

(ii)	any moneys or other assets which the Security Agent has transferred to the Facility Agent or (being entitled to do so) has retained in accordance with the provisions of this Agreement.

"Selection Notice" means a notice substantially in the form set out in Part B of Schedule 3 (Requests) given in accordance with Clause 9 (Interest Periods).

"Service Contract" means a contract entered into between a member of the Group and a Client in support of a Drilling Contract, and under which provision of additional services or other requirements incidental to the Drilling Contract is agreed due to requirements set out in the Drilling Contract or pursuant to local content requirements in the jurisdiction of operation, always provided however that the net profits obtained under such contract are unsubstantial in relation to the total consideration payable by the Client for the overall drilling operation.

"Servicing Bank" means the Facility Agent or the Security Agent.

"Shares Security" means each document creating security in respect of the share capital and the ownership interests in each company within the Restricted Group, including any Intra-Group Charterer, in agreed form.

"Shipbuilding Contract" means the shipbuilding contract for each Drillship made between the Builder and the relevant Drillship Owner for the construction by the Builder of that Drillship and the purchase of that Drillship by the relevant Drillship Owner, being:

(a)	in relation to the Drillship Mylos, the shipbuilding contract entered into between Drillship Skiathos Owners Inc. and the Builder dated 18 April 2011;

(b)	in relation to the Drillship Skyros, the shipbuilding contract entered into between Drillship Skyros Owners Inc. and the Builder dated 27 April 2011; and

(c)	in relation to the Drillship Athena, the shipbuilding contract entered into between Drillship Kythnos Owners Inc. and the Builder dated 23 June 2011.

"Skyros Facilities" means the Commercial Skyros Facility, the Eksportkreditt GIEK Skyros Facility and the Kexim Skyros Facility.

"Specified Time" means a time determined in accordance with Schedule 11 (Timetables);

"Subsidiary" means an entity from time to time of which a person:

(a)	has direct or indirect control; or

(b)	owns directly or indirectly more than fifty (50) per cent (votes and/or capital),

for the purpose of paragraph (a), an entity shall be treated as being controlled by a person if that person is able to direct its affairs and/or control the composition of its board of directors or equivalent body.

"Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

"Tax Credit" has the meaning given to it in Clause 12.1 (Definitions).

 "Tax Deduction" has the meaning given to it in Clause 12.1 (Definitions).

"Tax Payment" has the meaning given to it in Clause 12.1 (Definitions).

"Termination Date" means the Commercial Facility Termination Date or the ECA Facilities Termination Date.

"Third Parties Act" has the meaning given to it in Clause 1.5 (Third party rights).

"Total Assets" means, on any date, the Group's (on a consolidated basis) book value of assets which are treated as assets in accordance with the applicable Accounting Principles.

"Total Commercial Facility Loans Commitments" means:

(a)	in relation to the Commercial Athena Facility, USD 150,000,000;

(b)	in relation to the Commercial Mylos Facility, USD 150,000,000; and

(c)	in relation to the Commercial Skyros Facility, USD 150,000,000,

as that amount may be reduced, cancelled or terminated in accordance with this Agreement.

"Total Commitments" means the aggregate of the Total Commercial Facility Loans Commitments, the Total Eksportkreditt GIEK Facility Loans Commitments and the Total Kexim Facility Loans Commitments, being USD 1,350,000,000 at the date of this Agreement.

"Total Eksportkreditt GIEK Facility Loans Commitments" means:

(a)	in relation to the Eksportkreditt GIEK Athena Facility, USD 150,000,000;

(b)	in relation to the Eksportkreditt GIEK Mylos Facility, USD 150,000,000; and

(c)	in relation to the Eksportkreditt GIEK Skyros Facility, USD 150,000,000,

however, in respect of each of (a), (b) and (c) above, always limited to 80 per cent. of the Norwegian Contract Value relating to that one Drillship, and as that amount may be reduced, cancelled or terminated in accordance with this Agreement.

"Total Kexim Facility Loans Commitments" means:

(a)	in relation to the Kexim Athena Facility, USD 150,000,000;

(b)	in relation to the Kexim Mylos Facility, USD 150,000,000; and

(c)	in relation to the Kexim Skyros Facility, USD 150,000,000,

as that amount may be reduced, cancelled or terminated in accordance with this Agreement.

"Total Loss" means, in relation to each Drillship:

(a)	actual, constructive, compromised, agreed or arranged total loss of that Drillship; or

(b)	any Requisition.

"Total Loss Date" means, in relation to the Total Loss of a Drillship:

(a)	in the case of an actual loss of that Drillship, the date on which it occurred or, if that is unknown, the date when that Drillship was last heard of;

(b)	in the case of a constructive, compromised, agreed or arranged total loss of that Drillship, the earlier of:

(i)	the date on which a notice of abandonment is given to the insurers; and

(ii)
the date of any compromise, arrangement or agreement made by or on behalf of the Borrower or the relevant Drillship Owner with that Drillship's insurers in which the insurers agree to treat that Drillship as a total loss; and

(c)	in the case of any other type of total loss, the date (or the most likely date) on which it appears to the Facility Agent that the event constituting the total loss occurred.

"Transaction Security" means the Security created or intended to be created in favour of the Security Agent pursuant to the Finance Documents.

"Transfer Certificate" means a certificate substantially in the form set out in Schedule 5 (Form of Transfer Certificate) or any other form agreed between the Facility Agent and the Borrower.

"Transfer Date" means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the Facility Agent executes the relevant Assignment Agreement or Transfer Certificate.

"UK Establishment" means a UK establishment as defined in the Overseas Regulations.

"Unpaid Sum" means any sum due and payable but unpaid by an Obligor under the Finance Documents.

"Utilisation" means a utilisation of a Facility.

"Utilisation Date" means the date of a Utilisation, being the date on which the relevant Advance is to be made.

"Utilisation Request" means a notice substantially in the form set out in Part A of Schedule 3 (Requests).

"VAT" means:

(a)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(b)
any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere.

1.2	Construction

(a)	Unless a contrary indication appears, a reference in this Agreement to:

(i)
the "Account Bank", the "Facility Agent", a "Mandated Lead Arranger", the "Security Agent", any "Hedge Counterparty", any "Finance Party", any "Secured Party", any "Obligor" or any other "person" shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(ii)	"assets" includes present and future properties, revenues and rights of every description;

(iii)	"contingent liability" means a liability which is not certain to arise and/or the amount of which remains unascertained;

(iv)	"document" includes a deed and also a letter, fax or telex;

(v)	"expense" means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable Tax including VAT;

(vi)	a "Finance Document" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended or novated;

(vii)	"indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(viii)
"law" includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

(ix)	"proceedings" means, in relation to any enforcement provision of a Finance Document, proceedings of any kind, including an application for a provisional or protective measure;

(x)
a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(xi)
a "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(xii)	a provision of law is a reference to that provision as amended or re-enacted;

(xiii)	a time of day is a reference to London time;

(xiv)
any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of a jurisdiction other than England, be deemed to include that which most nearly approximates in that jurisdiction to the English legal term;

(xv)	words denoting the singular number shall include the plural and vice versa; and

(xvi)	"including" and "in particular" (and other similar expressions) shall be construed as not limiting any general words or expressions in connection with which they are used.

(b)	Section, Clause and Schedule headings are for ease of reference only and are not to be used for the purposes of construction or interpretation of the Finance Documents.

(c)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under, or in connection with, any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d)	A Potential Event of Default is "continuing" if it has not been remedied or waived and an Event of Default is "continuing" if it has not been waived.

1.3	Construction of insurance terms

In this Agreement:

"excess risks" means the proportion of claims for general average, salvage and salvage charges not recoverable under the hull and machinery policies in respect of a Drillship in consequence of its insured value being less than the value at which the Drillship is assessed for the purpose of such claims;

"obligatory insurances" means all insurances effected, or which the Borrower is obliged to effect, under Clause 22 (Insurance Undertakings) or any other provision of this Agreement or of another Finance Document;

"policy" includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;

"protection and indemnity risks" means the usual risks covered by a protection and indemnity association managed in London, including pollution risks and the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 1 of the Institute Time Clauses (Hulls) (1/10/82) or clause 8 of the Institute Time Clauses (Hulls) (1/11/1995) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision; and

"war risks" includes the risk of mines and all risks excluded by clause 23 of the Institute Time Clauses (Hulls)(1/10/83) or clause 24 of the Institute Time Clauses (Hulls) (1/11/1995).

1.4	Agreed forms of Finance Documents

References in Clause 1.1 (Definitions) to any Finance Document being in "agreed form" are to that Finance Document:

(a)	in a form attached to a certificate dated the same date as this Agreement (and signed by the Borrower and the Facility Agent); or

(b)	in any other form agreed in writing between the Borrower and the Facility Agent acting with the authorisation of all Lenders.

1.5	Third party rights

(a)
Unless expressly provided to the contrary in a Finance Document including but not limited to Clause 11.3 (Fees payable in respect of the GIEK Guarantee), Clause 16 (Costs and expenses) and Clause 27 (Recourse Requirements and Rights of Subrogation), a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

(c)
Any Receiver, Delegate or any other person described in Clause 31.13 (No proceedings) may, subject to this Clause 1.5 (Third party rights) and the Third Parties Act, rely on any Clause of this Agreement which expressly confers rights on it.

.
SECTION 2

THE FACILITIES
2.	THE FACILITIES

2.1	The Facilities

Subject to the terms of this Agreement, the Lenders make available to the Borrower USD senior secured credit facilities in an aggregate principal amount equal to the Total Commitments as follows:

(a)	term loan facilities which the Commercial Lenders make available in an aggregate principal amount equal to the Total Commercial Facility Loans Commitments, being:

(i)	a USD 150,000,000 term loan facility in relation to the Drillship Athena (the "Commercial Athena Facility");

(ii)	a USD 150,000,000 term loan facility in relation to the Drillship Mylos (the "Commercial Mylos Facility"); and

(iii)	a USD 150,000,000 term loan facility in relation to the Drillship Skyros (the "Commercial Skyros Facility").

(b)	term loan facilities which Eksportkreditt makes available in an aggregate principal amount equal to the Total Eksportkreditt GIEK Facility Loans Commitments, being :

(i)	a USD 150,000,000 term loan facility in relation to the Drillship Athena (the "Eksportkreditt GIEK Athena Facility");

(ii)	a USD 150,000,000 term loan facility in relation to the Drillship Mylos (the "Eksportkreditt GIEK Mylos Facility"); and

(iii)	a USD 150,000,000 term loan facility in relation to the Drillship Skyros (the "Eksportkreditt GIEK Skyros Facility").

(c)	term loan facilities which the Kexim makes available in an aggregate principal amount equal to the Total Kexim Facility Loans Commitments, being:

(i)	a USD 150,000,000 term loan facility in relation to the Drillship Athena (the "Kexim Athena Facility");

(ii)	a USD 150,000,000 term loan facility in relation to the Drillship Mylos (the "Kexim Mylos Facility"); and

(iii)	a USD 150,000,000 term loan facility in relation to the Drillship Skyros (the "Kexim Skyros Facility").

2.2	Finance Parties' rights and obligations

(a)
The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)
The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor shall be a separate and independent debt.

(c)	A Finance Party may not, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.

(d)
Notwithstanding any other provision of the Finance Documents, a Finance Party may separately sue for any Unpaid Sum due to it without the consent of any other Finance Party or joining any other Finance Party to the relevant proceedings.

3.	PURPOSE

3.1	Purpose

The Borrower shall apply all amounts borrowed by it under the Facilities only for the purpose of providing part financing for each Drillship to be acquired by the respective Drillship Owner either for payment to the Builder or in reimbursement in relation to amounts already paid to the Builder.

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4.	CONDITIONS OF UTILISATION

4.1	Initial conditions precedent

The Borrower may not deliver a Utilisation Request in relation to the First Utilisation unless the Facility Agent has received all of the documents and other evidence listed in Part A of Schedule 2 (Conditions Precedent to the First Utilisation Request) and, in relation to the Utilisation Requests following the First Utilisation, all of the documents and other evidence listed in Part B of Schedule 2 (Conditions Precedent to subsequent Utilisation Requests), in form and substance satisfactory to the Facility Agent.

4.2	Eksportkreditt conditions precedent

The Borrower may not deliver a Utilisation Request in relation to any Facility unless Eksportkreditt has received evidence, in form and substance satisfactory to Eksportkreditt:

(a)	that the Norwegian Equipment has been delivered in accordance with the terms of the respective equipment contracts; and

(b)
that the Norwegian Contract Value exceed at least 125 per cent. of the aggregate of Eksportkreditt's participation in all Advances already made (if any) and to be made through the proposed Utilisation.

4.3	Further conditions precedent

The Lenders will only be obliged to comply with Clause 5.4 (Lenders' participation) if on the date of the Utilisation Request and on the proposed Utilisation Date and before the Advance is made available:

(a)	no Default is continuing or would result from the proposed Advance;

(b)	the Repeating Representations to be made by each Obligor are true;

(c)	no event described in Clause 7.3 (Change of control) paragraph (a) has occurred;

(d)
the Facility Agent has received, or is satisfied it will receive when the Advance is made available, all of the documents and other evidence listed in Part C of Schedule 2 (Conditions Precedent to each Utilisation) in form and substance satisfactory to the Facility Agent.

4.4	Notification of satisfaction of conditions precedent

The Facility Agent shall notify the Borrower and the Lenders promptly upon being satisfied as to the satisfaction of the conditions precedent referred to in Clause 4.1 (Initial conditions precedent) and Clause 4.2 (Eksportkreditt conditions precedent) and Clause 4.3 (Further conditions precedent).

4.5	Waiver of conditions precedent

If the Majority Lenders and the ECA Lenders (or, in relation to conditions which are comprised by Clause 42.2 (Exceptions), all the Lenders), at their discretion, permit an Advance to be borrowed before any of the conditions precedent referred to in Clause 4.1 (Initial conditions precedent) and Clause 4.3 (Further conditions precedent) has been satisfied, the Borrower shall ensure that that condition is satisfied within five Business Days after the relevant Utilisation Date or such later date as the Facility Agent, acting with the authorisation of the Majority Lenders and the ECA Lenders (or all the Lenders, as the case may be), may agree in writing with the Borrower.

SECTION 3

UTILISATION

5.	UTILISATION

5.1	Delivery of a Utilisation Request

(a)	The Borrower may utilise a Facility by delivery to the Facility Agent of a duly completed Utilisation Request not later than the Specified Time.

(b)	The Borrower may not deliver more than one Utilisation Request in respect of the same Facility. All three Facilities relating to the same Drillship must be utilised on the same Utilisation Date.

5.2	Completion of a Utilisation Request

(a)	Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(i)
it specifies whether it is for the Commercial Athena Facility Loan, Commercial Mylos Facility Loan, Commercial Skyros Facility Loan, Eksportkreditt GIEK Athena Facility Loan, Eksportkreditt GIEK Mylos Facility Loan, Eksportkreditt GIEK Skyros Facility Loan, Kexim Athena Facility Loan, Kexim Mylos Facility Loan or Kexim Skyros Facility Loan;

(ii)	the proposed Utilisation Date is the Delivery Date of the relevant Drillship and is a Business Day within the applicable Availability Period;

(iii)	the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount);

(iv)	the proposed Interest Period complies with Clause 9 (Interest Periods); and

(v)
it specifies the account of the Builder in accordance with the relevant Shipbuilding Contract and/or the account of the relevant Drillship Owner for reimbursement to that Drillship Owner of amounts already paid to the Builder.

(b)	Only one Advance may be requested in each Utilisation Request.

5.3	Currency and amount

(a)	The currency specified in a Utilisation Request must be dollars.

(b)	The amount of the proposed Advance must be an amount which is not more than the amount available pursuant to Clause 2.1 (The Facilities).

(c)	Each Utilisation for a Drillship must be utilised equally across the three Facilities relating to that Drillship.

(d)
The amount of the proposed Advance must be an amount which would not oblige the Borrower to provide additional security or prepay part of the Advance if the ratio set out in Clause 24 (Security Cover) were applied immediately after the Advance was made.

5.4	Lenders' participation

(a)	If the conditions set out in this Agreement have been met, each Lender shall make its participation in each Advance available by the Utilisation Date through its Facility Office.

(b)	Upon receipt of a Utilisation Request, the Facility Agent shall by the Specified Time notify each Lender of the details of the requested Advance and the amount of each Lender's participation.

5.5	Cancellation of Commitments

Any amount of the Total Commitments not utilised by the expiry of the applicable Availability Period shall automatically be cancelled at close of business in London on such date.

5.6	Payment to third parties

The Facility Agent shall, on each Utilisation Date, pay to, or for the account of, the Borrower the amounts which the Facility Agent receives from the Lenders, as further specified in the Utilisation Request. That payment shall be made in like funds as the Facility Agent received from the Lenders. Payment to any third parties shall constitute the making of the Advance and the Obligors shall at that time become indebted, as principal and direct obligors, to each Lender in an amount equal to that Lender's participation in that Advance.

SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

6.	REPAYMENT

6.1	Repayment of Advances

(a)
The Borrower shall repay each Advance by quarterly repayments in accordance with paragraph (c) below and Schedule 9 (Repayments) as attached hereto and updated thereafter pursuant to paragraph (e) below, each a "Repayment Instalment".

(b)
The repayment of each Advance shall commence on the first Repayment Date following the drawdown of that Advance and on each Repayment Date thereafter, as provisionally set out in Schedule 9 (Repayments) which has assumed that each Delivery Date will occur on its Scheduled Delivery Date and that there will be a full drawdown under each of the Facilities.

(c)	The Repayment Instalments under each Advance shall be calculated as follows:

(i)
the amount drawn under the relevant Facilities for each Drillship shall, subject also to complying with paragraph (ii) below, be equally split between the three Facilities, and thereafter spread equally across the maximum number of Repayment Dates available while at the same time ensuring compliance with paragraph (ii) below (up to and including the ECA Facilities Termination Date but in the case of each Commercial Facility with a balloon payment on the Commercial Facilities Termination Date aggregating all amounts thereunder then outstanding).

(ii)
the aggregate principal outstanding on the Commercial Facility Termination Date in relation to each Drillship shall be approximately but not exceeding USD 250,000,000. Taking account of the later Delivery Dates relative to the second and third Drillship and to achieve a similar aggregate principal outstanding on the Commercial Facility Termination Date of approximately (but not exceeding) USD 250,000,000 in relation to the Facilities for the second and third Drillship, the shortfall between USD 250,000,000 and what would otherwise have been the aggregate principal outstanding at the Commercial Facility Termination Date in relation to the Facilities for the second and third Drillship shall be allocated pro rata across all the scheduled instalments to be repaid under the relevant Commercial Facility up to and including the Commercial Facility Termination Date, as illustrated in Schedule 9 (Repayments).

(d)
Unless the Commercial Facilities have been renewed as contemplated in Clause 7.6 (GIEK /Kexim prepayment option), each of the Commercial Facility Loans shall be repaid in full on the Commercial Facility Termination Date.

(e)
Schedule 9 (Repayments) shall be updated based on the principles set out in this Clause 6.1 (Repayment of Advances), and such update shall be provided by the Facility Agent promptly following each Delivery Date (to the extent required).

6.2	Termination Date

On each respective Termination Date, the Borrower shall additionally pay to the Facility Agent for the account of the Finance Parties all other sums then accrued and owing under the Finance Documents.

6.3	Reborrowing

The Borrower may not reborrow any part of a Facility which is repaid.

7.	PREPAYMENT AND CANCELLATION

7.1	Illegality

If it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in an Advance or a Facility:

(a)	that Lender shall promptly notify the Facility Agent upon becoming aware of that event;

(b)	upon the Facility Agent notifying the Borrower, the Commitment of that Lender will be immediately cancelled; and

(c)
the Borrower shall repay that Lender's participation in the Facility concerned on the last day of the Interest Period for that Facility occurring after the Facility Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law).

7.2	Cessation of GIEK Guarantee

If the GIEK Guarantee, for whatever reason (other than due to an act or omission of an Obligor as set out in Clause 26.5 (GIEK Guarantee)), ceases to exist, becomes invalid, nonbinding or unenforceable or is otherwise jeopardized in full or in part, the Total Commitments shall be automatically cancelled and the Loan and other amounts outstanding under the Finance Documents shall fall due for payment on the date of cancellation of the Total Commitments and shall be prepaid within 30 days after such date of cancellation.

7.3	Change of control

(a)
If, without the prior written consent of all Lenders, any person or group of persons acting in concert, other than any Permitted Holders, obtains more than 33.3 per cent. (directly or indirectly) of the voting rights or share capital of the Parent:

(i)	the Parent shall promptly notify the Facility Agent upon becoming aware of that event; and

(ii)
the Facility Agent shall, by not less than 60 days' notice to the Borrower, cancel the Facilities and declare the Loan, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Facilities will be cancelled and all such outstanding amounts will become immediately due and payable.

(b)
For the purpose of paragraph (a) above "acting in concert" means a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively cooperate, through the acquisition directly or indirectly of shares in the Parent by any of them, either directly or indirectly, to obtain or consolidate control of the Parent

7.4	Voluntary and automatic cancellation

(a)
The Borrower may, if it gives the Facility Agent not less than three Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of USD 10,000,000) of any unutilised Facility. Any cancellation under this Clause 7.4 (Voluntary and automatic cancellation) of a Facility or Facilities relating to a Drillship shall reduce the Commitments of the Lenders under the three Facilities for that Drillship rateably. Subject to the foregoing, any cancellation under this Clause 7.4 (Voluntary and automatic cancellation) of a Commercial Facility shall reduce the Commitments of the Commercial Lenders under the relevant Facility or Facilities (as the case can be) rateably.

(b)
The unutilised Commitment of each Lender in respect of any of the Athena Facilities, the Mylos Facilities and/or the Skyros Facilities shall be automatically cancelled at close of business on the Utilisation Date of that Facility.

7.5	Voluntary prepayment of the Loan

(a)
The Borrower may, if it gives the Facility Agent not less than 60 Business Days' (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of the Loan (but, if in part, being an amount that reduces the amount of the Loan by a minimum amount of USD 10,000,000).

(b)
Any partial prepayment under this Clause 7.5 (Voluntary prepayment of the Loan) shall be applied pro rata against the remaining scheduled Repayment Instalments under each of the Athena Facilities, the Mylos Facilities and the Skyros Facilities, including the Balloons, as set out in Clause 6.1 (Repayment of Advances).

7.6	GIEK/ Kexim prepayment option

(a)
In the event that the Commercial Facilities have not been extended hereunder by the Commercial Lenders or otherwise refinanced in each case on terms acceptable to the ECA Lenders and GIEK by the date falling 12 Months prior to the Commercial Facility Termination Date, GIEK (acting through Eksportkreditt) and the ECA Lenders shall each have the option, but not the obligation, to terminate the Eksportkreditt GIEK Facility Loans and the Kexim Facility Loans at the Commercial Facility Termination Date. Unless the Borrower has been notified in writing by the relevant ECA Lender no later than 60 days before the Commercial Facility Termination Date that GIEK and Eksportkreditt or Kexim (as the case may be) are satisfied with such terms and do not require prepayment, then such prepayment options in respect of each ECA Lender shall be deemed to have been exercised, and the Borrower shall prepay in full each of the Advances made by either or both ECA Lenders (as the case may be) (being the Eksportkreditt GIEK Facility Loans and/or the Kexim Facility Loans, as the case may be) on the Commercial Facility Termination Date without premium, penalty or additional costs of any kind.

(b)
This right of prepayment for the benefit of GIEK (acting through Eksportkreditt) and the ECA Lenders set out in paragraph (a) above shall thereafter also arise for GIEK (acting through Eksportkreditt) and each of the ECA Lenders at all other relevant times where the Commercial Facilities having been extended or refinanced for a further period pursuant to sub-clause (a) above have not been further extended or otherwise refinanced in each case on terms acceptable to the ECA Lenders and GIEK by the date falling 12 Months prior to the maturity date of so extended or refinanced Commercial Facilities, so long as any Eksportkreditt GIEK Facility Loans or Kexim Facility Loans remain at such time outstanding under this Agreement.

7.7	Mandatory prepayment on cancellation of a Satisfactory Drilling Contract

If, prior to the Commercial Facility Termination Date, a Satisfactory Drilling Contract is cancelled before its original termination date, the Borrower shall promptly notify the Facility Agent upon becoming aware of the cancellation and, unless a new Satisfactory Drilling Contract (and under which hire shall commence to be payable within six Months after such cancellation) is entered into within 90 days after such cancellation, prepay any and all outstanding amounts related to the relevant Drillship (being the Athena Facilities, the Mylos Facilities or the Skyros Facilities) on or before the date falling six Months after the date of such cancellation.

7.8	Mandatory prepayment on sale or Total Loss

If any Drillship is sold or otherwise disposed of in whole or in part or becomes a Total Loss, the Borrower shall prepay any and all outstanding amounts related to that Drillship (being the Athena Facilities, the Mylos Facilities or the Skyros Facilities, as the case may be). Such prepayment shall be made:

(a)
in the case such Drillship is sold or otherwise disposed of, on or before the date upon which the sale is completed by delivery of the Drillship to the buyer or disposal of such Drillship is otherwise completed; or

(b)
in the case of a Total Loss, on the earlier of (i) the date falling 120 days, or such later date as may be agreed by the Facility Agent (acting on the instructions of the Lenders), after the Total Loss Date and (ii) the date of receipt by the Security Agent of the proceeds of insurance relating to such Total Loss.

7.9	Mandatory prepayment - reduction of Norwegian Contract Value

If for any reason the Norwegian Contract Value is reduced after one or more Advance of an Eksportkreditt GIEK Facility has been made, any amount(s) under such relevant Advance or Advances in excess of 80 per cent. of the Norwegian Contract Value shall immediately become due and payable by the Borrower to Eksportkreditt together with all accrued outstanding interest thereunder.

7.10	Restrictions

(a)
Any notice of cancellation or prepayment given by any Party under this Clause 7 (Prepayment and cancellation) shall be substantially in the form of Schedule 10 (Form of Prepayment / Cancellation Notice) hereto and shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)
Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs pursuant to Clause 10.4 (Break Costs) and prepayment fee pursuant to Clause 7.11 (Prepayment fee) below, without premium or penalty.

(c)	The Borrower may not reborrow any part of a Facility which is prepaid.

(d)	The Borrower shall not repay or prepay all or any part of the Loan or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Facility Agent receives a notice under this Clause 7 (Prepayment and cancellation) it shall promptly forward a copy of that notice to the Borrower or all Lenders, as appropriate.

7.11	Prepayment fee

Any voluntary prepayment pursuant to Clause 7.5 (Voluntary prepayment of the Loan) made under any of the Kexim Facilities and any prepayment following a voluntary sale or disposal of any Drillship pursuant to Clause 7.8 (Mandatory prepayment on sale or Total Loss) under any of the Kexim Facilities shall be paid to the Facility Agent (for the account of Kexim) together with a fee for the account of Kexim in an amount equal to 50 basis points of the amount prepaid.

SECTION 5

COSTS OF UTILISATION

8.	INTEREST

8.1	Calculation of interest

The rate of interest on each Advance for each Interest Period relating to it is the percentage rate per annum which is the aggregate of:

(a)	the Applicable Margin;

(b)	LIBOR; and

(c)	the Mandatory Cost, if any.

8.2	Payment of interest

(a)	The Borrower shall pay accrued interest on each Advance on the last day of each Interest Period relating to it.

(b)	If an Interest Period is longer than three Months, the Borrower shall pay interest accrued on the Advance on the dates falling at three monthly intervals after the first day of the Interest Period.

8.3	Default interest

(a)
If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the Unpaid Sum from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is 200 basis points higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted a loan in the currency of the Unpaid Sum for successive Interest Periods, each of a duration selected by the Facility Agent (acting reasonably). Any interest accruing under this Clause 8.3 (Default interest) shall be immediately payable by the Obligor on demand by the Facility Agent.

(b)	If an Unpaid Sum consists of all or part of an Advance which became due on a day which was not the last day of an Interest Period relating to it:

(i)	the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of the current Interest Period relating to that Advance; and

(ii)	the rate of interest applying to that Unpaid Sum during that first Interest Period shall be 200 basis points higher than the rate which would have applied if that Unpaid Sum had not become due.

(c)
Default interest (if unpaid) arising on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable.

(d)
Additionally the rate of interest payable on any amount to which Clause 8.1 (Calculation of interest) continues to apply shall increase by 200 basis points on the date following any notice served by the Facility Agent following an Event of Default and whilst it is continuing, unremedied or unwaived.

8.4	Fixing of the Eksportkreditt GIEK Facility Loans Margin

(a)	The Eksportkreditt GIEK Facility Loans Margin is fixed for a period of 60 months from the First Utilisation Date (the "Eksportkreditt GIEK Facility Loans Margin Period").

(b)
The Borrower may from the date falling 60 Business Days prior to the Interest Payment Date falling nearest to the expiry of the Eksportkreditt GIEK Facility Loans Margin Period (the "Eksportkreditt GIEK Facility Loans Margin Review Date"), but no later than 40 Business Days prior to the Eksportkreditt GIEK Facility Loans Margin Review Date, request that Eksportkreditt gives an offer to the Borrower for a new fixed Eksportkreditt GIEK Facility Loans Margin (the "New Margin Offer") for an additional period to be agreed between Eksportkreditt and the Borrower (the "Eksportkreditt GIEK Facility Loans New Margin Period"). Eksportkreditt shall, within ten Business Days of receipt of such request, give a New Margin Offer to the Borrower. No later than ten Business Days of receipt of the New Margin Offer, the Borrower may accept or reject the New Margin Offer. If the Borrower does not request Eksportkreditt to give a New Margin Offer or does not accept the New Margin Offer in accordance with the conditions of this Clause 8.4, Eksportkreditt's Commitments shall terminate forthwith and any amount outstanding under the Eksportkreditt GIEK Facility Loans together with Eksportkreditt's proportionate part of all other amounts outstanding under the Finance Documents (if any) shall be due and payable by the Borrower on the last day of the relevant Eksportkreditt GIEK Facility Loans Margin Period.

(c)
In such event, Kexim shall have the option, but not the obligation, by notice to the Borrower, to terminate its Commitments whereby any amount outstanding under the Kexim Facility Loans together with Kexim's proportionate part of all other amounts outstanding under the Finance Documents (if any) shall be due and payable by the Borrower, together with all amounts due and payable pursuant to paragraph (b) above, on the last day of the relevant Eksportkreditt GIEK Facility Loans Margin Period or at such later date as Kexim may agree.

8.5	Notification of rates of interest

The Facility Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest under this Agreement.

9.	INTEREST PERIODS

9.1	Selection of Interest Periods

(a)	The Borrower may select the first Interest Period for an Advance in the Utilisation Request for the relevant Advance. The Borrower may select each subsequent Interest Period in a Selection Notice.

(b)	Each Selection Notice is irrevocable and must be delivered to the Facility Agent by the Borrower not later than the Specified Time.

(c)
If the Borrower fails to select an Interest Period in the Utilisation Request or fails to deliver a Selection Notice to the Facility Agent in accordance with paragraphs (a) and (b) above, the relevant Interest Period will be three Months.

(d)	The Borrower may select an Interest Period of three Months or any other period agreed between the Borrower and the Facility Agent (acting on the instructions of all the Lenders).

(e)	An Interest Period for an Advance shall not extend beyond the applicable Termination Date, but shall be shortened so that it ends on the applicable Termination Date.

(f)
In respect of a Repayment Instalment, an Interest Period for a part of the Advance equal to such Repayment Instalment shall end on the Repayment Date relating to it if such date is before the end of the Interest Period then current.

(g)	The first Interest Period for an Advance shall start on the First Utilisation Date and each subsequent Interest Period shall start on the last day of the preceding Interest Period.

9.2	Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

10.	CHANGES TO THE CALCULATION OF INTEREST

10.1	Absence of quotations

Subject to Clause 10.2 (Market disruption), if LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable LIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

10.2	Market disruption

(a)
If a Market Disruption Event occurs in relation to any Advance for any Interest Period, then the rate of interest on each Lender's share of the Advance (if any) for the Interest Period shall be the rate per annum which is the sum of:

(i)	the Applicable Margin;

(ii)
the rate notified to the Facility Agent by that Lender as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in that Advance from whatever source it may reasonably select; and

(iii)	the Mandatory Cost, if any, applicable to that Lender's participation in that Advance.

(b)	In this Agreement "Market Disruption Event" means:

(i)
at or about noon on the Quotation Day for the relevant Interest Period, the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Facility Agent to determine LIBOR for dollars for the relevant Interest Period; or

(ii)
before close of business in London on the Quotation Day for the relevant Interest Period, the Facility Agent receives notifications from a Lender or Lenders (whose participations in the Advance concerned exceed 50 per cent. of that Advance) that the cost to it or them of funding its participations in the Advance concerned or part of the Advance concerned from whatever source it may reasonably select be in excess of LIBOR.

10.3	Alternative basis of interest or funding

(a)
If a Market Disruption Event occurs and the Facility Agent or the Borrower so requires, the Facility Agent and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest or (as the case may be) an alternative basis for funding.

(b)
Any substitute or alternative basis agreed pursuant to paragraph (a) above shall, with the prior consent of all the Lenders who participate in the relevant Advance and the Borrower, be binding on all Parties to the Finance Documents.

10.4	Break Costs

(a)
The Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of an Advance or Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for the Advance or Unpaid Sum.

(b)	Each Lender shall, as soon as reasonably practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.

11.	FEES

11.1	Commitment fee

The Borrower shall pay such commitment fees as set out in the Fee Letters.

11.2	Other fees

The Borrower shall pay such other fees as set out in the Fee Letters.

11.3	Fees payable in respect of the GIEK Guarantee

The Borrower shall pay to the Facility Agent (for the account of GIEK) a guarantee premium at the rate of 200 basis points per annum on the outstanding principal amount of the GIEK Guarantee (the "GIEK Guarantee Premium") for the period from the issue of GIEK Guarantee until its expiry date.

The GIEK Guarantee Premium shall be payable quarterly in arrears on each Quarter Date (or such shorter period as shall end on the expiry date of the GIEK Guarantee).

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

12.	TAX GROSS UP AND INDEMNITIES

12.1	Definitions

(a)	In this Agreement:

"Protected Party" means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document;

"Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.

"Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under a Finance Document.

"Tax Payment" means either the increase in a payment made by an Obligor to a Finance Party under Clause 12.2 (Tax gross-up) or a payment under Clause 12.3 (Tax indemnity).

(b)
Unless a contrary indication appears, in this Clause 12 (Tax Gross Up and Indemnities) reference to "determines" or "determined" means a determination made in the absolute discretion of the person making the determination.

(c)	This Clause 12 (Tax gross up and indemnities) shall not apply to any Hedging Agreement.

12.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)
The Borrower shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Facility Agent accordingly. Similarly, a Lender shall notify the Facility Agent on becoming so aware in respect of a payment payable to that Lender. If the Facility Agent receives such notification from a Lender it shall notify the Borrower and that Obligor.

(c)
If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)
If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(e)
Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

12.3	Tax indemnity

(a)	The Borrower shall (within three Business Days of demand by the Facility Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)	Paragraph (a) above shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)
under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost is compensated for by an increased payment under Clause 12.2 (Tax gross-up).

(c)
A Protected Party making, or intending to make, a claim under paragraph (a) above shall promptly notify the Facility Agent of the event which will give, or has given, rise to the claim, following which the Facility Agent shall notify the Borrower.

(d)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 12.3 (Tax indemnity), notify the Facility Agent.

12.4	Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was received; and

(b)	that Finance Party has obtained, utilised and retained that Tax Credit;

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

12.5	Stamp taxes

The Borrower shall pay and, within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability which that Secured Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

12.6	VAT

(a)
All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party).

(b)
If VAT is or becomes chargeable on any supply made by any Finance Party (the "Supplier") to any other Finance Party (the "Recipient") under a Finance Document, and any Party other than the Recipient (the "Relevant Party") is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)
(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(ii)
(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)
Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)
Any reference in this Clause 12.6 (VAT) to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term "representative member" to have the same meaning as in the Value Added Tax Act 1994).

(e)
In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's VAT registration and such other information as is reasonably requested in connection with such Finance Party's VAT reporting requirements in relation to such supply.

13.	INCREASED COSTS

13.1	Increased costs

(a)
Subject to Clause 13.3 (Exceptions), the Borrower shall, within three Business Days of a demand by the Facility Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation; or

(ii)	compliance with any law or regulation made,

after the date of this Agreement.

(b)	In this Agreement, "Increased Costs" means:

(i)	a reduction in the rate of return from any Facility or on a Finance Party's (or its Affiliate's) overall capital;

(ii)	an additional or increased cost; or

(iii)	a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

13.2	Increased cost claims

(a)
A Finance Party intending to make a claim pursuant to Clause 13.1 (Increased costs) shall notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Borrower.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Increased Costs.

13.3	Exceptions

Clause 13.1 (Increased costs) does not apply to the extent any Increased Cost is:

(a)	attributable to a Tax Deduction required by law to be made by an Obligor;

(b)
compensated for by Clause 12.3 (Tax indemnity) (or would have been compensated for under Clause 12.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph (b) of Clause 12.3 (Tax indemnity) applied);

(c)	compensated for by the payment of the Mandatory Cost; or

(d)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation.

(e)	incurred by a Hedge Counterparty in its capacity as such.

14.	OTHER INDEMNITIES

14.1	Currency indemnity

(a)
If any sum due from an Obligor under the Finance Documents (a "Sum"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "First Currency") in which that Sum is payable into another currency (the "Second Currency") for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall, as an independent obligation, within three Business Days of demand, indemnify each Secured Party to which that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

(c)	This Clause 14.1 does not apply to any sum due under a Hedging Agreement

14.2	Other indemnities

(a)	The Borrower shall (or shall procure that an Obligor will), within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability incurred by it as a result of:

(i)	the occurrence of any Event of Default;

(ii)
a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 33 (Sharing Among the Finance Parties);

(iii)
funding, or making arrangements to fund, its participation in an Advance requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or

(iv)	the Loan (or part of the Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower.

(b)
The Borrower shall (or shall procure that an Obligor will) promptly indemnify each Finance Party, each Affiliate of a Finance Party and each officer or employee of a Finance Party or its Affiliate (each such person for the purposes of this Clause 14.2 (Other indemnities) an "Indemnified Person"), against any cost, loss or liability incurred by that Indemnified Person pursuant to or in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry, in connection with or arising out of the entry into and the transactions contemplated by the Finance Documents, having the benefit of any Security constituted by the Finance Documents or which relates to the condition or operation of, or any incident occurring in relation to, a Drillship unless such cost, loss or liability is caused by the gross negligence or wilful misconduct of that Indemnified Person.

(c)
Without limiting, but subject to any limitations set out in paragraph (b) above, the indemnity in paragraph (b) above shall cover any cost, loss or liability incurred by each Indemnified Person in any jurisdiction:

(i)	arising or asserted under or in connection with any law relating to safety at sea, the ISM Code, any Environmental Law or any Sanctions; or

(ii)	in connection with any Environmental Claim.

(d)	Any Affiliate or any officer or employee of a Finance Party or of any of its Affiliates may rely on this Clause 14.2 (Other indemnities) and the provisions of the Third Parties Act.

(e)	If, in respect of an Advance, the Lenders pre-position funds with the Builder's bank at the request of the Borrower, the Borrower and each other Obligor:

(i)
agree to pay interest on the amount of such funds at the rate described in Clause 8.1 (Calculation of Interest) applicable to the first Interest Period for the period during which funds have been pre-positioned and so that interest shall be paid together with the first payment of interest in respect of the Advance at the Utilisation Date in respect of it or, if such Utilisation Date does not occur, within three Business Days of demand by the Facility Agent; and

(ii)	shall, without duplication, indemnify each Finance Party against any losses it may incur in connection with such arrangement.

14.3	Indemnity to the Servicing Banks

The Borrower shall (or shall procure that an Obligor will) promptly indemnify each Servicing Bank against any cost, loss or liability incurred by that Servicing Bank (acting reasonably) as a result of:

(a)	investigating any event which it reasonably believes is a Default; or

(b)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised.

14.4	Indemnity to the Security Agent

(a)	The Borrower shall (or shall procure that an Obligor will) promptly indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by any Secured Party:

(i)	in relation to or as a result of:

(A)	the taking, holding, protection or enforcement of the Finance Documents and the Transaction Security;

(B)	the exercise of any of the rights, powers, discretions and remedies vested in the Security Agent and each Receiver and Delegate by the Finance Documents or by law;

(C)	any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents; and

(D)	any action by any Obligor which vitiates, reduces the value of, or is otherwise prejudicial to, the Transaction Security,

(ii)
which otherwise relates to any of the Security Property or the performance of the terms of this Agreement or the other Finance Documents (otherwise than as a result of the Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct).

(b)
The Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 14.4 (Indemnity to the Security Agent) and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all monies payable to it.

15.	MITIGATION BY THE LENDERS

15.1	Mitigation

(a)
Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 7.1 (Illegality), Clause 12 (Tax Gross Up and Indemnities), Clause 13 (Increased Costs) or paragraph 3 of Schedule 4 (Mandatory Cost Formulae) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.

15.2	Limitation of liability

(a)	The Borrower shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 15.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under Clause 15.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

16.	COSTS AND EXPENSES

16.1	Transaction expenses

The Borrower shall promptly on demand pay any Secured Party and GIEK the amount of all costs and expenses (including legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution and syndication and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement and the Transaction Security; and

(b)	any other Finance Documents executed after the date of this Agreement.

16.2	Amendment costs

If:

(a)	an Obligor requests an amendment, waiver or consent; or

(b)	an amendment is required pursuant to Clause 34.9 (Change of currency); or

(c)	an Obligor requests, and the Security Agent agrees to, the release of any part of the Charged Property from the Transaction Security,

the Borrower shall, within three Business Days of demand, reimburse each of the Facility Agent and the Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by each Secured Party or GIEK in responding to, evaluating, negotiating or complying with that request or requirement.

16.3	Enforcement and preservation costs

The Borrower shall, within three Business Days of demand, pay to each Secured Party and GIEK the amount of all costs and expenses (including legal fees) incurred by that Secured Party or GIEK in connection with the enforcement of, or the preservation of any rights under, any Finance Document and the Transaction Security and any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Transaction Security or enforcing those rights.

16.4	Web Services

The Borrower shall promptly on demand pay to the Facility Agent the amount of the annual fee and other related costs incurred for the use by the Facility Agent and the other Finance Parties of the electronic communication services under Clause 36.5 (Electronic Communication) of this Agreement.

SECTION 7

GUARANTEE

17.	GUARANTEE AND INDEMNITY

17.1	Guarantee and indemnity

Each Guarantor irrevocably and unconditionally on a joint and several basis:

(a)	guarantees to each Finance Party punctual performance by the Borrower of all the Borrower's obligations under the Finance Documents;

(b)
undertakes with each Finance Party that whenever the Borrower does not pay any amount when due under or in connection with any Finance Document, the Guarantor shall immediately on demand by the Facility Agent pay that amount as if it were the principal obligor; and

(c)
agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand by the Facility Agent against any cost, loss or liability it incurs as a result of the Borrower not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by each Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 17 (Guarantee and Indemnity) if the amount claimed had been recoverable on the basis of a guarantee.

17.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by the Borrower under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

17.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Secured Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this 17 (Guarantee and Indemnity) will continue or be reinstated as if the discharge, release or arrangement had not occurred.

17.4	Waiver of defences

The obligations of each Guarantor under this Clause 17 (Guarantee and Indemnity) and in respect of any Transaction Security will not be affected or discharged by an act, omission, matter or thing which, but for this Clause 17.4 (Waiver of defences), would reduce, release or prejudice any of its obligations under this Clause 17 (Guarantee and Indemnity) or in respect of any Transaction Security (without limitation and whether or not known to it or any Secured Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

(e)
any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

17.5	Immediate recourse

Each Guarantor waives any right it may have of first requiring any Secured Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person (including without limitation to commence any proceedings under any Finance Document or to enforce any Transaction Security) before claiming or commencing proceedings under this Clause 17 (Guarantee and Indemnity). This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

17.6	Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Secured Party (or any trustee or agent on its behalf) may:

(a)
refrain from applying or enforcing any other moneys, security or rights held or received by that Secured Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and a Guarantor shall not be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from a Guarantor or on account of a Guarantor's liability under this Clause 17 (Guarantee and Indemnity).

17.7	Deferral of Guarantor's rights

All rights which a Guarantor at any time has (whether in respect of this guarantee, a mortgage or any other transaction) against the Borrower, any other Obligor or their respective assets shall be fully subordinated to the rights of the Secured Parties under the Finance Documents and until the end of the Security Period and unless the Facility Agent otherwise directs, no Guarantor will exercise any rights which it may have (whether in respect of any Finance Document to which it is a Party or any other transaction) by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 17 (Guarantee and Indemnity):

(a)	to be indemnified by an Obligor;

(b)	to claim any contribution from any third party providing security for, or any other guarantor of, any Obligor's obligations under the Finance Documents;

(c)	to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Secured Party;

(d)
to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which the Guarantor has given a guarantee, undertaking or indemnity under Clause 17.1 (Guarantee and indemnity);

(e)	to exercise any right of set-off against any Obligor; and/or

(f)	to claim or prove as a creditor of any Obligor in competition with any Secured Party.

If a Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Secured Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Secured Parties and shall promptly pay or transfer the same to the Facility Agent or as the Facility Agent may direct for application in accordance with Clause 34 (Payment Mechanics).

17.8	Additional security

This guarantee and any other Security given by each Guarantor is in addition to and is not in any way prejudiced by, and shall not prejudice, any other guarantee or Security or any other right of recourse now or subsequently held by any Secured Party or any right of set-off or netting or right to combine accounts in connection with the Finance Documents.

17.9	Applicability of provisions of Guarantee to other Security

Clauses 17.2 (Continuing guarantee), 17.3 (Reinstatement), 17.4 (Waiver of defences), 17.5 (Immediate recourse), 17.6 (Appropriations), 17.7 (Deferral of Guarantor's rights) and 17.8 (Additional security) shall apply, with any necessary modifications, to any Security which a Guarantor creates (whether at the time at which it signs this Agreement or at any later time) to secure the Secured Liabilities or any part of them.

SECTION 8

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

18.	REPRESENTATIONS

18.1	General

Each Obligor makes the representations and warranties set out in this Clause 18 (Representations) to each Finance Party on the date of this Agreement.

18.2	Status

(a)	It is a company, duly incorporated and validly existing in good standing under the law of its jurisdiction of incorporation.

(b)	It and each of its Subsidiaries (if any) has the power to own its assets and carry on its business as it is being conducted.

18.3	Binding obligations

The obligations expressed to be assumed by it in each Finance Document to which it is a party and, in the case of each Drillship Owner, the Shipbuilding Contract to which it is a party, are legal, valid, binding and enforceable obligations.

18.4	Validity, effectiveness and ranking of Security

(a)
Each Finance Document to which it is a party does now or, as the case may be, will upon execution and delivery and, where applicable, registration create the Security it purports to create over any assets to which such Security, by its terms, relates, and such Security will, when created or intended to be created, be valid and effective.

(b)	No third party has or will have any Security (except for Permitted Security) over any assets that are the subject of any Transaction Security granted by it.

(c)
The Transaction Security granted by it to the Security Agent or any other Secured Party has or will when created or intended to be created have the first ranking priority it is expressed to have in the Finance Documents and is not subject to any prior ranking or pari passu ranking security.

18.5	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, each Finance Document to which it is a party and, in the case of each Drillship Owner, the Shipbuilding Contract to which it is a party, do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	the constitutional documents of any member of the Group; or

(c)
any agreement or instrument binding upon it or any member of the Group or any member of the Group's assets or constitute a default or termination event (however described) under any such agreement or instrument.

18.6	Power and authority

(a)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorise:

(i)
in the case of each Drillship Owner, its execution of the Shipbuilding Contract to which it is a party, the purchase of and payment for the Drillship under that Shipbuilding Contract and its registration of the Drillship under the Approved Flag; and

(ii)
its entry into, performance and delivery of, each Finance Document to which it is a party and, in the case of each Drillship Owner, the Shipbuilding Contract to which it is a party, and the transactions contemplated by those Finance Documents and that Shipbuilding Contract.

(b)	No limit on its powers will be exceeded as a result of the borrowing, granting of security or giving of guarantees or indemnities contemplated by the Finance Documents to which it is a party.

18.7	Validity and admissibility in evidence

All Authorisations required or desirable:

(a)
to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party and, in the case of each Drillship Owner, the Shipbuilding Contract to which it is a party; and

(b)	to make the Finance Documents to which it is a party and, in the case of each Drillship Owner, the Shipbuilding Contract to which it is a party, admissible in evidence in its Relevant Jurisdictions, have been obtained or effected and are in full force and effect.

18.8	Governing law and enforcement

(a)	The choice of governing law of each Finance Documents to which it is a party will be recognised and enforced in its Relevant Jurisdictions.

(b)
Any judgment obtained in relation to a Finance Document to which it is a party in the jurisdiction of the governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdictions.

18.9	No filing or stamp taxes

Under the laws of its Relevant Jurisdictions it is not necessary that the Finance Documents to which it is a party be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar taxes or fees be paid on or in relation to the Finance Documents to which it is a party or the transactions contemplated by those Finance Documents except:

(a)	in case of each Drillship Owner, the registration of each Mortgage at the Marshall Island ship registry which will be made at the relevant Delivery Date;

(b)	registration (where required) of the Transaction Security granted under Dutch law with the relevant Dutch tax authorities; and

(c)	if applicable, any other registration required by the legal advisers to the Finance Parties,

which will be made and paid promptly after the date of the relevant Finance Documents.

18.10	Deduction of Tax

It is not required to make any deduction for or on account of Tax from any payment it may make under any Finance Document to which it is a party.

18.11	Taxes paid

(a)
It is not and no other member of the Group is materially overdue in the filing of any Tax returns and it is not (and no other member of the Group is) overdue in the payment of any amount in respect of Tax.

(b)	No claims or investigations are being, or are reasonably likely to be, made or conducted against it with respect to Taxes.

18.12	No default

(a)	No Default is continuing or might reasonably be expected to result from the making of any Utilisation.

(b)
No other event or circumstance is outstanding which constitutes a default or a termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries (if any) or to which its (or any of its Subsidiaries') assets are subject.

18.13	No misleading information

(a)
Any factual information provided by any member of the Group for the purposes of this Agreement was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b)	The financial projections contained in any such information have been prepared on the basis of recent historical information and on the basis of reasonable assumptions.

(c)	Nothing has occurred or been omitted from any such information and no information has been given or withheld that results in the information being untrue or misleading in any material respect.

18.14	Original Financial Statements

(a)	The Original Financial Statements were prepared in accordance with the applicable Accounting Principles consistently applied.

(b)	The Original Financial Statements fairly represent its financial condition and operations (consolidated in the case of the Parent) during the relevant financial year.

(c)	There has been no material adverse change in the assets, business or consolidated financial condition of the Group since 31 December 2011.

18.15	Pari passu ranking

Its payment obligations under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

18.16	No proceedings pending or threatened

No litigation, arbitration or administrative proceedings or investigations (including proceedings or investigations relating to any alleged or actual breach of the ISM Code or of the ISPS Code) of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect have (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against it or any of its Subsidiaries (if any).

18.17	Validity and completeness of the Shipbuilding Contracts and Satisfactory Drilling Contracts

(a)
Each Shipbuilding Contract and any Satisfactory Drilling Contract entered into constitutes legal, valid, binding and enforceable obligations of the Builder, the relevant Client, the relevant Intra-Group Charterer and the relevant Drillship Owner respectively, as the case may be.

(b)
The copies of the Shipbuilding Contracts and any Satisfactory Drilling Contracts delivered to the Facility Agent before the date of this Agreement, or in the case of Satisfactory Drilling Contracts at any subsequent date, are true and complete copies.

(c)
No amendments or additions to any of the Shipbuilding Contracts or any Satisfactory Drilling Contracts have been agreed nor has (i) any Drillship Owner or the Builder waived any of their respective rights under any Shipbuilding Contract or (ii) any Drillship Owner or any Intra-Group Charterer or any Client waived any of their respective rights under any Satisfactory Drilling Contract.

18.18	No rebates etc.

There is no agreement or understanding to allow or pay any rebate, premium, inducement, commission, discount or other benefit or payment (however described) to the Borrower or any other member of the Group, the Builder or a third party in connection with the purchase by each Drillship Owner of the respective Drillship, other than as disclosed to the Facility Agent in writing on or before the date of this Agreement.

18.19	No breach of laws

It has not (and none of its Subsidiaries have) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect.

18.20	Compliance with Environmental Laws

All Environmental Laws relating to the ownership, operation and management of a Drillship and the business of each member of the Group (as now conducted and as reasonably anticipated to be conducted in the future) and the terms of all Environmental Approvals have been complied with.

18.21	No Environmental Claim

No Environmental Claim has been made or threatened against any member of the Group or the Drillships.

18.22	No Environmental Incident

No Environmental Incident has occurred and no person has claimed that an Environmental Incident has occurred.

18.23	ISM and ISPS Code compliance

All requirements of the ISM Code and the ISPS Code as they relate to the Drillship Owners, the Manager and each Drillship have been complied with.

18.24	Financial Indebtedness

No company within the Restricted Group has any Financial Indebtedness outstanding other than as permitted by this Agreement.

18.25	Overseas companies

No Obligor has delivered particulars, whether in its name stated in the Finance Documents or any other name, of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or, if it has so registered, it has provided to the Facility Agent sufficient details to enable an accurate search against it to be undertaken by the Lenders at the Companies Registry.

18.26	Centre of main interests and establishments

For the purposes of The Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the "Regulation"), the Parent's centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in Cyprus, and it has no "establishment" (as that term is used in Article 2(h) of the Regulations) in any other jurisdiction.

18.27	Place of business

No Drillship Owner nor the Borrower has a place of business in any country other than the Marshall Islands.

18.28	No employee or pension arrangements

The Borrower does not have any employees or any liabilities under any pension scheme.

18.29	Ownership

(a)	The Parent owns all of the shares and the ownership interests in the Borrower as described in Schedule 12 (Corporate Structure).

(b)	The Borrower owns (directly or indirectly) all of the shares and the ownership interests in each of its Subsidiaries including the Drillship Owners as described in Schedule 12 (Corporate Structure).

(c)	None of the shares in any of the companies within the Restricted Group are subject to any option to purchase, pre-emption rights or similar rights.

18.30	Good title to assets

It and each other member of the Group has a good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted.

18.31	The Drillships

Each Drillship is with effect from the Utilisation Date related to the financing of that Drillship:

(a)
in the absolute ownership of the relevant Drillship Owner, free and clear of all encumbrances (other than any Permitted Security), and the relevant Drillship Owner is the sole, legal and beneficial owner of that Drillship;

(b)	registered in the name of the relevant Drillship Owner under the Approved Flag;

(c)	operationally seaworthy in every way and fit for service; and

(d)	classed with the Approved Classification with the Approved Classification Society and is free of all overdue requirements and recommendations.

18.32	No money laundering

Each Obligor is acting for its own account in relation to the Facilities and in relation to the performance and the discharge of its respective obligations and liabilities under the Finance Documents and the transactions and other arrangements effected or contemplated by the Finance Documents to which such Obligor is a party, and the foregoing will not involve or lead to contravention of any law, official requirement or other regulatory measure or procedure implemented to combat money laundering (as defined in Article I of the Directive (2001/97EC of the European Parliament and of 4 December 2001) including, but not limited to Directive 2005/60 amending Council Directive 91/308).

18.33	Corrupt practices

The Obligors have observed, and to the best of their knowledge and belief, parties acting on their behalf have observed in the course of acting for them, all applicable laws and regulations relating to bribery and corrupt practices.

18.34	Sanctions

(a)	No Obligor:

(i)	is a Prohibited Person;

(ii)	is owned or controlled by or acting directly or indirectly on behalf of or for the benefit of, a Prohibited Person; and

(iii)	owns or controls a Prohibited Person.

(b)
No proceeds of any Advance or the Loan shall be made available, directly or indirectly, to or for the benefit of a Prohibited Person nor shall they be otherwise directly or indirectly, applied in a manner or for a purpose prohibited by Sanctions.

18.35	No immunity

The execution and delivery by an Obligor of the Finance Documents to which such Obligor is a party constitutes, and the exercise of its respective rights and performance of its respective obligations under the Finance Documents will constitute, private and commercial acts performed for private and commercial purposes, and such Obligor will not (except for bankruptcy or any similar proceedings) be entitled to claim for itself or any or all of its respective assets immunity from suit, execution, attachment or other legal process in any proceedings taken in relation to any Finance Document.

18.36	Insolvency

(a)
No corporate action, legal proceeding or other procedure or step described in paragraph (a) of Clause 26.9 (Insolvency proceedings) has been taken or, to the knowledge of the Parent, threatened in relation to a member of the Group.

(b)	No creditors' process described in Clause 26.10 (Creditors' process), has been taken or threatened in relation to any Obligor.

(c)	None of the circumstances described in Clause 26.8 (Insolvency) applies to any Obligor.

(d)	Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Finance Documents.

18.37	GIEK Conditions

The Obligors are not in breach of the GIEK Conditions pursuant to which the GIEK Guarantee was issued.

18.38	Repetition

The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on the date of each Utilisation Request, on each Utilisation Date and the first day of each Interest Period.

19.	INFORMATION UNDERTAKINGS

19.1	General

The undertakings in this Clause 19 (Information Undertakings) remain in force throughout the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.

19.2	Financial statements

The Borrower shall (or shall procure that the Parent shall) supply to the Facility Agent in sufficient copies for all the Lenders:

(a)	as soon as the same become available, but in any event within 120 days after the end of each financial year:

(i)	the Group's audited consolidated financial statements (to include a profit and loss account and balance sheet);

(ii)	the Borrower's unaudited consolidated financial statements (to include a profit and loss account and balance sheet); and

(b)	as soon as the same become available, but in any event within 60 days after each Quarter Date in each financial year:

(i)	the Group's unaudited consolidated financial statements for that financial quarter (to include a profit and loss account and balance sheet); and

(ii)	the Borrower's unaudited consolidated financial statements for that financial quarter (to include a profit and loss account and balance sheet).

(c)
prior to each financial year, detailed five year projected consolidated financial statements (to include cash flow projections) of each of the Group and the Borrower in a format approved by the Facility Agent (acting reasonably).

19.3	Compliance Certificate

(a)
The Borrower shall (or shall procure that the Parent shall) supply to the Facility Agent, with each set of financial statements delivered pursuant to paragraph (a)(i) and (b)(i) of Clause 19.2 (Financial statements), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with Clause 20 (Financial Covenants), Clause 24.2 (Minimum Required Security Cover) and, if relevant, the Future Excess Cash Flow as set out in Clause 20.1 (Minimum Cash and Cash Equivalents) as at the date as at which those financial statements were drawn up.

(b)	Each Compliance Certificate shall be signed by any authorized signatory of the Parent.

19.4	Requirements as to financial statements

The Borrower shall (or shall procure that the Parent shall) procure that each set of financial statements delivered pursuant to Clause 19.2 (Financial statements) is prepared using the applicable Accounting Principles, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements unless, in relation to any set of financial statements, it notifies the Facility Agent that there has been a change in the applicable Accounting Principles, accounting practices or reference periods and the relevant auditors deliver to the Facility Agent:

(a)
a description of any change necessary for those financial statements to reflect the applicable Accounting Principles, accounting practices and reference periods upon which the Original Financial Statements were prepared; and

(b)
sufficient information, in form and substance as may be reasonably required by the Facility Agent, to enable the Lenders to determine whether Clause 20 (Financial Covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

19.5	Information: miscellaneous

Each Obligor shall supply to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests):

(a)	all documents dispatched by it to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched;

(b)
promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings (including proceedings relating to any alleged or actual breach of the ISM Code or of the ISPS Code) which are current, threatened or pending against any member of the Group;

(c)	promptly, such further information and/or documents regarding:

(i)	the Drillships, the Earnings or the Insurances;

(ii)	the Charged Property;

(iii)	compliance of the Obligors with the terms of the Finance Documents;

(iv)	the financial condition, business and operations of any member of the Group,

as any Finance Party (through the Facility Agent) may reasonably request; and

(d)
promptly, such further information and/or documents as any Finance Party (through the Facility Agent) may reasonably request so as to enable such Finance Party to comply with any laws applicable to it (including, without limitation, compliance with FATCA).

19.6	Notification of default

(a)
Each Obligor shall notify the Facility Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)
Promptly upon a request by the Facility Agent, the Borrower shall supply to the Facility Agent a certificate signed by any authorized signatory of the Borrower certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

19.7	"Know your customer" checks

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of an Obligor after the date of this Agreement; or

(iii)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges a Finance Party (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of any Finance Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by a Servicing Bank (for itself or on behalf of any other Finance Party) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for such Finance Party or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)
Each Lender shall promptly upon the request of a Servicing Bank supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Servicing Bank (for itself) in order for that Servicing Bank to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

20.	FINANCIAL COVENANTS

The undertakings in this Clause 20 (Financial Covenants) remain in force and apply at all times throughout the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.

20.1	Minimum Cash and Cash Equivalents

The Parent and the Borrower shall ensure that Cash and Cash Equivalents:

(a)	in the case of the Group will not at any time fall below USD 100,000,000 (including any Cash and Cash Equivalents of the Borrower); and

(b)	in the case of the Borrower (on a consolidated basis) will not at any time fall below:

(i)	USD 25,000,000 from delivery of the first Drillship;

(ii)	USD 50,000,000 from delivery of the second Drillship; and

(iii)	USD 75,000,000 from delivery of the third Drillship.

(c)	Notwithstanding sub-paragraph (b) above, the higher of (i) and (ii) below shall apply:

(i)
during any period starting 12 Months prior to the expiry of a Satisfactory Drilling Contract (each an "Expiring Contract") for any one or more of the Drillships, the aggregate Cash and Cash Equivalents of the Borrower shall be increased (but not reduced below USD 25,000,000 per Drillship) so that it is at least equal to the aggregate amount payable under the next six Repayment Instalments under each of the Facilities less the Future Excess Cash Flow; and

(ii)
during any period starting on the expiry date of the Expiring Contract for any one or more of the Drillships, if the Group has a total Contract Backlog of less than USD 500,000,000 the aggregate Cash and Cash Equivalents of the Borrower shall be increased (but not reduced below USD 25,000,000 per Drillship) so that it is at least equal to an amount of USD 83,000,000 for each Drillship remaining financed by the Facilities less the Future Excess Cash Flow.

For the purpose of this Clause 20.1 (Minimum Cash and Cash Equivalents) "Future Excess Cash Flow" means at any relevant time the estimated aggregate future cash flow for all the Drillships based on any firm drilling contract (including a Satisfactory Drilling Contract) or firm contract extensions, in either case for contract periods beyond the third anniversary of each Utilisation only, and always provided that such future cash flow is expected to be available for payment of debt service under this Agreement, and to be calculated as gross revenue less operating expenses, interest expense, and other expenses or investments relative to the Borrower's business and the Drillships during such contract periods as estimated by the Borrower and acceptable to the Majority Lenders (acting reasonably).

The amount at any such time of the Future Excess Cash Flow shall be reported by the Borrower promptly following the commencement of any relevant period to which this subparagraph (c) applies and in each Compliance Certificate delivered hereafter.

20.2	Leverage Ratio

The Parent shall ensure that the Group's Leverage Ratio will not exceed:

(a)	during and in respect of the period starting 1 January 2013 and ending 30 June 2014, 6.5 : 1.;

(b)	during and in respect of the period starting 1 July 2014 and ending 31 December 2014, 6.0 : 1.;

(c)	during and in respect of the period starting 1 January 2015 and ending 30 June 2015, 5.5 : 1.; and

(d)	thereafter, 5.0 : 1.

20.3	Interest Cover Ratio

The Parent shall ensure that the Group's Interest Cover Ratio shall be as follows:

(a)	during and in respect of the period starting 1 January 2013 and ending 30 June 2015, minimum 2.0 : 1.; and

(b)	thereafter, minimum 3.0 : 1.

20.4	Current Ratio

The Parent shall ensure that the Group's Current Ratio is greater than 1:1.

20.5	Equity Ratio

The Parent shall ensure that the Group's Equity Ratio shall not be less than 35 per cent.

20.6	Financial testing

The Financial Covenants set out in this Clause 20 shall be calculated in accordance with the applicable Accounting Principles and tested by reference to the latest financial statements (whether audited or unaudited) delivered pursuant to Clause 19.2 (Financial statements) and each Compliance Certificate.

21.	GENERAL UNDERTAKINGS

21.1	General

The undertakings in this Clause 21 (General Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

21.2	Authorisations

Each of the Obligors shall promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect;

(b)	supply certified copies to the Facility Agent of,

any Authorisation required under any law or regulation of any Relevant Jurisdiction or the state of the Approved Flag at any time of the Drillships to enable it to:

(i)	perform its obligations under the Finance Documents to which it is a party;

(ii)	perform, in the case of each Drillship Owner, its obligations under the Shipbuilding Contract and any Satisfactory Drilling Contract to which it is a party;

(iii)
ensure the legality, validity, enforceability or admissibility in evidence in any Relevant Jurisdiction or in the state of the Approved Flag at any time of the Drillships or any Finance Document and any Shipbuilding Contract to which it is a party; and

(iv)	in the case of each Drillship Owner, own and operate the relevant Drillship; and

(c)
to the extent such Obligor is incorporated in the Netherlands and is represented by an attorney in connection with the signing and/or execution of any Finance Document, together with the other parties to the relevant Finance Document, acknowledge and accept that the existence and extent of the attorney's authority and the effects of the attorney's exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

21.3	Compliance with laws

Each of the Obligors shall comply in all respects with all laws or regulations to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect.

21.4	Transactions with Affiliates

Each of the Obligors shall (and the Parent shall ensure that each other member of the Group will) procure that all transactions entered into with an Affiliate are made on market terms and otherwise on arm's length terms.

21.5	Environmental compliance

Without prejudice to the generality of Clause 21.3 (Compliance with laws) each of the Obligors shall and the Parent shall ensure that each other member of the Group will:

(a)	comply with all Environmental Laws;

(b)	obtain, maintain and ensure compliance with all requisite Environmental Approvals; and

(c)	implement procedures to monitor compliance with and to prevent liability under any Environmental Law.

21.6	Environmental claims

Each of the Obligors shall promptly upon becoming aware of the same, inform the Facility Agent in writing of:

(a)	any Environmental Claim against any member of the Group which is current, pending or threatened; and

(b)	any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group.

21.7	Taxation

(a)
Each of the Obligors shall and the Parent shall ensure that each other member of the Group will pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that:

(i)	such payment is being contested in good faith;

(ii)
adequate reserves are maintained for those Taxes and the costs required to contest them which have been disclosed in its latest financial statements delivered to the Facility Agent under Clause 19.2 (Financial statements); and

(iii)	such payment can be lawfully withheld and failure to pay those Taxes does not have or is not reasonably likely to have a Material Adverse Effect.

(b)
None of the Obligors may and, to the extent (in the opinion of the Facility Agent or the Majority Lenders) it has or reasonably could expect to have a Material Adverse Effect, no other member of the Group may change its residence for Tax purposes.

21.8	Overseas companies

Each Obligor shall promptly inform the Facility Agent if it delivers to the Registrar particulars required under the Overseas Regulations of any UK Establishment and it shall comply with any directions given to it by the Facility Agent regarding the recording of any Transaction Security on the register which it is required to maintain under The Overseas Companies (Execution of Documents and Registration of Charges) Regulations 2009.

21.9	Pari passu ranking

Each Obligor shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

21.10	Ownership

(a)
The Borrower shall own (directly or indirectly) 100 per cent. of all the shares and the ownership interests in each of its Subsidiaries including the Drillship Owners as described in Schedule 12 (Corporate Structure).

(b)	The Parent shall own 100 per cent. of all the shares and the ownership interests in the Borrower as described in Schedule 12 (Corporate Structure).

(c)
Each Obligor shall procure that there shall be no change in the corporate structure of the Restricted Group described in Schedule 12 (Corporate Structure) without the prior written consent of all the Lenders (not to be unreasonably withheld).

21.11	New Guarantors

(a)	Each Obligor shall procure that each Intra-Group Charterer shall be a company within the Restrictive Group.

(b)
Each Obligor shall procure that any Intra-Group Charterer not already party to this Agreement (other than a company within the Restrictive Group being a counterparty to a Services Contract only) shall accede to this Agreement as an Additional Guarantor by signing an accession letter substantially in the form of Schedule 8 (Form of Accession Letter) hereto and/or taking such other step as the Facility Agent may reasonably require to provide its Guarantee and any such other Security as contemplated under this Agreement, and Shares Security shall be granted over the shares in that Intra-Group Charterer.

21.12	Title

(a)
Each Drillship Owner shall hold the title to, and own the entire beneficial interest in, the relevant Drillship, free of any Security and other interests and rights of every kind, except for those set out in Clause 21.16 (Negative pledge).

(b)
Each Obligor shall procure that each Drillship Owner and/or Intra-Group Charterer (as the case may be) shall hold the title to, and own the entire beneficial interest in, the Earnings payable to each such party and its rights in the Insurances related to the relevant Drillship, free of any Security and other interests and rights of every kind, except for those set out in Clause 21.16 (Negative pledge).

21.13	Employment of the Drillships

(a)	All Charters for the Drillships shall be made on market terms and otherwise on arm's length terms.

(b)	No novation or assignment of a Charter shall be permitted, save for

(i)	novations or assignments in favour of the Secured Parties under the Finance Documents; or

(ii)
novations or assignments in the ordinary course of business between the Drillship Owners and/or any other member of the Restricted Group (subject to Clause 21.11 (New Guarantors)) as the case may be; or

(iii)	with the prior written consent of all the Lenders (not to be unreasonably withheld).

21.14	Change of business

(a)
The Parent shall procure that no substantial change is made to the general nature of the business of the Group from that carried on at the date of this Agreement without the prior written consent of all the Lenders.

(b)
The companies within the Restricted Group (other than the Drillship Owners) shall not engage in any business other than the ownership (direct or indirect, as the case may be) of the Drillship Owners or (if relevant) the operation of a Drillship as an Intra-Group Charterer.

(c)	No Drillship Owner shall engage in any business other than the ownership and operation of the Drillship owned by it.

21.15	Merger

No Obligor shall, and the Parent shall ensure that no other member of the Group will, enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction without the prior written consent of all the Lenders (not to be unreasonably withheld).

21.16	Negative pledge

(a)	None of the companies within the Restricted Group will create or permit to subsist any Security over any of its assets.

(b)	None of the companies within the Restricted Group will:

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	The Parent shall not and shall cause not to create or permit to subsist any Security over the shares of the Obligors including the Borrower but excluding the Parent.

(d)	Paragraphs (a), (b) and (c) above do not apply to any Permitted Security.

21.17	Disposals

(a)
None of the companies within the Restricted Group shall enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any Drillship, the Earnings or the Insurances or other asset being the subject of Security pursuant to the Finance Documents or the whole or a substantial part of its assets.

(b)	Paragraph (a) above does not apply to:

(i)	any sale, lease, transfer or other disposal made on market value and arm's length terms and in compliance with Clause 7 (Prepayment and cancellation) of this Agreement; or

(ii)	any Charter, unless otherwise prohibited under this Agreement.

21.18	Financial Indebtedness

(a)
None of the companies within the Restricted Group shall incur any Financial Indebtedness except pursuant to the Finance Documents and any intra-group indebtedness which is subordinated in accordance with Clause 21.19 (Subordination).

(b)	The Parent shall be permitted to incur, create and permit to subsist Financial Indebtedness, subject to no Default or Event of Default existing or resulting thereof.

21.19	Subordination

(a)
Each Obligor shall procure that any current or future intra-group claims (including any shareholder loans) owed by any Obligor to an Obligor or another company within the Group and all sums owed by any Obligor to the Manager are unsecured and fully subordinated from the time of a Default, in terms of payment and priority, to the rights of the Finance Parties under the Finance Documents on terms acceptable to the Facility Agent.

(b)
Additionally each Obligor shall procure that no transfer, novation or assignment of any such claim (whether for security or otherwise) shall take place at any time to any party outside the Group or, following the occurrence of a Default, to any other member of the Group.

21.20	Investments

None of the companies within the Restricted Group shall make any investments or acquisitions, except for any capital expenditure or investments related to ordinary upgrade or maintenance work of the Drillships.

21.21	Share capital

(a)	None of the companies within the Restricted Group shall:

(i)	purchase, cancel or redeem any of its share capital;

(ii)	increase or reduce its authorised share capital;

(iii)
issue any further shares except to its shareholder and provided such new shares are made subject to the terms of the Shares Security immediately upon the issue thereof in a manner satisfactory to the Security Agent and the terms of the Shares Security are complied with; or

(iv)	appoint any further director, officer or secretary (unless the provisions of the Shares Security are complied with).

21.22	Dividends

(a)	The Parent may only:

(i)	make or pay any dividend or other distribution (in cash or in kind) in respect of its share capital or make any other distributions to its shareholders; and/or

(ii)	buy-back its own common stock,

(each a "Payment"),

subject to each of the following conditions being satisfied:

(1)	no Default or Event of Default has occurred and is continuing or would occur as a consequence of any such Payment;

(2)	both at the time of, and immediately following, such Payment, the test set out in Clause 20.3 (Interest Cover Ratio) is met; and

(3)	such Payment, together with the aggregate amount of all other Payments made by the Parent since the Relevant Date, is less than the sum, without duplication, of:

(A)
50 per cent. of the Parent's consolidated net income calculated in accordance with the relevant Accounting Principles for the period (taken as one accounting period (the "Period")) from the Relevant Date (being the first date of a financial quarter) and ending on the last day of the Parent's most recently ended financial quarter for which financial statements are (or should have been) available pursuant to Clauses 19.2(a)(i) or 19.2(b)(i) at the time of such Payment (or, if the consolidated net income for such Period is a deficit, then taking 100% of such deficit); plus

(B)	100% of the aggregate net cash proceeds received by the Parent from any person not being a member of the Group as a contribution for any new equity of the Parent contributed after the Relevant Date.

(b)
The restriction set out in paragraph (a)(3) above shall not prevent the Parent from making, in addition, Payments in an aggregate amount not exceeding the greater of (x) USD 150,000,000 and (y) 5.0% of the Net Tangible Assets as such time, provided that the conditions set out in paragraphs (a)(1) to and including (a)(2) are met at the time of, and immediately following, such Payment.

(c)
The conditions set out in paragraphs (a)(1) to and including (a)(3) above shall not prohibit any Payment within sixty (60) days after the date of formal declaration or notice of such Payment, if at the date of declaration or notice, the Payment would have complied with the provisions of this Agreement.

(d)	In this Clause 21.22 (Dividends):

(i)
"Net Tangible Assets" means on a consolidated basis and at any relevant date, total assets, less goodwill and other intangible assets and less all liabilities, in each case as shown in the most recent consolidated balance sheet for the Group prepared in accordance with the relevant Accounting Principles for which consolidated financial statements are (or should have been) available pursuant to Clauses 19.2(a)(i) or 19.2(b)(i) immediately preceding the date on which any calculation of Net Tangible Assets is being made.

(ii)	"Relevant Date" shall mean 1 July 2013.

21.23	Listing on a stock exchange

The Parent shall maintain its listing on NASDAQ or such other reputable stock exchange deemed satisfactory to the Lenders.

21.24	Compliance with the GIEK Guarantee

The Obligors shall at all times comply with the terms and conditions in the GIEK Guarantee, incorporated herein by reference as if said conditions in the GIEK Guarantee were set out in full in this Agreement.

21.25	Unlawfulness, invalidity and ranking; Security imperilled

No Obligor will do (or fail to do) or cause or permit another person to do (or omit to do) anything which is likely to:

(a)	make it unlawful for an Obligor to perform any of its obligations under the Finance Documents;

(b)	cause any obligation of an Obligor under the Finance Documents to cease to be legal, valid, binding or enforceable;

(c)	cause any Finance Document to cease to be in full force and effect;

(d)	cause any Transaction Security to rank after, or lose its priority to, any other Security; and

(e)	imperil or jeopardise the Transaction Security.

21.26	Further assurance

(a)
Each Obligor shall promptly, and in any event within the time period specified by the Security Agent do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgments, proxies and powers of attorney), as the Security Agent may specify (and in such form as the Security Agent may reasonably require in favour of the Security Agent or its nominee(s)):

(i)
to create, perfect, vest in favour of the Security Agent or protect the priority of the Security or any right or any kind created or intended to be created under or evidenced by the Finance Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent, any Receiver or the Secured Parties provided by or pursuant to the Finance Documents or by law;

(ii)
to confer on the Security Agent or confer on the Secured Parties Security over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Finance Documents;

(iii)
to facilitate or expedite the realisation and/or sale of, the transfer of title to or the grant of, any interest in or right relating to the assets which are, or are intended to be, the subject of the Transaction Security or to exercise any power specified in any Finance Document in respect of which the Security has become enforceable; and/or

(iv)	to enable or assist the Security Agent to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to any item of the Security Property.

(b)
Each Obligor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the Secured Parties by or pursuant to the Finance Documents.

(c)
At the same time as an Obligor delivers to the Security Agent any document executed under this Clause 21.26 (Further assurance), that Obligor shall deliver to the Security Agent reasonable evidence that that Obligor's execution of such document has been duly authorised by it.

22.	INSURANCE UNDERTAKINGS

22.1	General

(a)
The undertakings in this Clause 22 (Insurance Undertakings) remain in force on and from the Delivery Date of each Drillship and throughout the rest of the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

(b)
At any time where there is an Intra-Group Charterer within the Charter arrangements for any Drillship, the relevant Drillship Owner shall be entitled to procure the performance of the undertakings in this Clause 22 (Insurance Undertakings) through the Intra-Group Charterer.

22.2	Maintenance of obligatory insurances

Each Drillship Owner shall keep the Drillship owned by it insured at its expense against:

(a)	fire and usual marine risks (including hull and machinery and excess risks);

(b)	hull interest and/or freight interest;

(c)	war risks (including blocking and trapping, acts of terrorism and piracy);

(d)	protection and indemnity risks;

(e)	risk of loss of Earnings; and

(f)	such other insurances as the Lenders may reasonably require.

22.3	Terms of obligatory insurances

(a)	Each Drillship Owner shall effect such insurances:

(i)	in dollars;

(ii)
in the case of fire and usual marine risks and war risks, in an amount equal to at least 80 per cent. of the Insurance Value of the Drillship owned by it, while the remaining 20 per cent. may be taken out as hull interest and/ or freight interest insurance;

(iii)
in the case of oil pollution liability risks, for an aggregate amount equal to the highest level of cover from time to time available under basic protection and indemnity club entry and in the international marine insurance market;

(iv)	in the case of protection and indemnity risks, in respect of the full tonnage of the Drillship owned by it;

(v)	in the case of risk of loss of Earnings insurance, in an amount confirmed by the report from the insurance broker obtained in accordance with Clause 22.14(b) as being appropriate and adequate;

(vi)
in each of the above cases on terms approved by the Facility Agent (acting on the authorisation of the Majority Lenders) and through such brokers, insurers, associations and clubs as the Facility Agent (acting on the authorisation of the Majority Lenders) from time to time may approve as appropriate for an internationally reputable major drilling contractor.

(b)	For the purpose of this Clause 22 (Insurance Undertakings) the "Insurance Value" of a Drillship means at all times:

(i)	an amount such that the aggregate of the Insurance Values of all Drillships in aggregate, is at all times equal to or higher than the greater of:

(A)	120 per cent. of the Loan; and

(B)	the aggregate of the Market Values of the Drillships;

(ii)	an amount which is at all times equal to or higher than the Market Value of the relevant Drillship.

22.4	Further protections for the Finance Parties

In addition to the terms set out in Clause 22.3 (Terms of obligatory insurances), each Drillship Owner shall procure that the obligatory insurances taken out by it shall:

(a)	subject always to paragraph (b), name that Drillship Owner and any relevant Intra-Group Charterer as the main co assured unless the interest of every other co assured is limited:

(i)	in respect of any obligatory insurances for hull and machinery and war risks;

(A)	to any provable out-of-pocket expenses that it has incurred and which form part of any recoverable claim on underwriters; and

(B)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against it); and

(ii)
in respect of any obligatory insurances for protection and indemnity risks, to any recoveries it is entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against it;

and every other co assured has undertaken in writing to the Security Agent (in such form as it requires) that any deductible shall be apportioned between that Drillship Owner, any relevant Intra-Group Charterer and every other co assured in proportion to the gross claims made or paid by each of them and that it shall do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;

(b)
whenever the Facility Agent (acting on the authorisation of all Lenders) requires (acting reasonably), name (or be amended to name) the Security Agent as additional named assured for its rights and interests, warranted no operational interest and with full waiver of rights of subrogation against the Security Agent, but without the Security Agent thereby being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance;

(c)	name the Security Agent as loss payee with such directions for payment as the Facility Agent may specify;

(d)	provide that all payments by or on behalf of the insurers under the obligatory insurances to the Security Agent shall be made without set off, counterclaim or deductions or condition whatsoever;

(e)	provide that the obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Security Agent or any other Finance Party; and

(f)	provide that the Security Agent may make proof of loss if that Drillship Owner or any relevant Intra-Group Charterer fails to do so.

22.5	Renewal of obligatory insurances

Each Drillship Owner shall:

(a)	at least 14 days before the expiry of any obligatory insurance effected by it, renew that obligatory insurance; and

(b)
procure that the brokers and/or the war risks and protection and indemnity associations (approved in accordance with 22.3(a)(vi)) with which such a renewal is effected shall promptly after the renewal notify the Facility Agent in writing of the terms and conditions of the renewal.

22.6	Copies of policies; letters of undertaking

Each Drillship Owner shall ensure that the brokers provide the Security Agent with:

(a)	pro forma copies of all policies relating to the obligatory insurances which they are to effect or renew; and

(b)	a letter or letters of undertaking in a form required by the Facility Agent and including undertakings by the brokers that:

(i)
they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of Clause 22.4 (Further protections for the Finance Parties);

(ii)	they will hold such policies, and the benefit of such insurances, to the order of the Security Agent in accordance with such loss payable clause;

(iii)	they will advise the Security Agent immediately of any material change to the terms of the obligatory insurances;

(iv)
they will, if they have not received notice of renewal instructions from the Drillship Owner concerned or its agents, notify the Security Agent not less than 14 days before the expiry of the obligatory insurances;

(v)	if they receive instructions to renew the obligatory insurances, they will promptly notify the Facility Agent of the terms of the instructions;

(vi)
they will not set off against any sum recoverable in respect of a claim relating to a Drillship under such obligatory insurances any premiums or other amounts due to them or any other person whether in respect of that Drillship or otherwise, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums or other amounts and they will not cancel such obligatory insurances by reason of non payment of such premiums or other amounts; and

(vii)	they will arrange for a separate policy to be issued in respect of a Drillship forthwith upon being so requested by the Facility Agent.

22.7	Copies of certificates of entry

Each Drillship Owner shall ensure that any protection and indemnity and/or war risks associations in which the Drillship owned by it is entered provide the Security Agent with:

(a)	a copy of the certificate of entry for that Drillship;

(b)	a letter or letters of undertaking in such form as may be required by the Facility Agent acting on the instructions of Majority Lenders; and

(c)
a copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to that Drillship if trading in the United States or any other relevant jurisdiction.

22.8	Deposit of original policies

Each Drillship Owner shall ensure that all policies relating to obligatory insurances effected by it are deposited with the brokers through which the insurances are effected or renewed.

22.9	Payment of premiums

Each Drillship Owner shall punctually pay all premiums or other sums payable in respect of the obligatory insurances effected by it and produce all relevant receipts when so required by the Facility Agent or the Security Agent.

22.10	Guarantees

Each Drillship Owner shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.

22.11	Compliance with terms of insurances

(a)
No Drillship Owner shall do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance effected by it invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance effected by it repayable in whole or in part.

(b)	Without limiting paragraph (a) above, each Drillship Owner shall:

(i)
take all necessary action and comply with all requirements which may from time to time be applicable to the obligatory insurances effected by it, and (without limiting the obligation contained in paragraph (b)(iii) of Clause 22.6 (Copies of policies; letters of undertaking)) ensure that the obligatory insurances effected by it are not made subject to any exclusions or qualifications to which the Facility Agent has not given its prior approval;

(ii)
not make any changes relating to the Approved Classification or the Approved Classification Society or Manager or operator of the Drillship owned by it, without obtaining the underwriters' prior consent;

(iii)
make (and promptly supply copies to the Facility Agent of) all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Drillship owned by it is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation); and

(iv)
not employ the Drillship owned by it, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances effected by it, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify.

(c)	The Facility Agent may, at any time and for the account of the Borrower, obtain an insurance report from an independent marine insurance broker.

22.12	Alteration to terms of insurances

No Drillship Owner shall make or agree to any alteration to the terms of any obligatory insurance or waive any right relating to any obligatory insurance effected by it.

22.13	Settlement of claims

Each Drillship Owner shall:

(a)	not settle, compromise or abandon any claim under any obligatory insurance effected by it for Total Loss or for a Major Casualty; and

(b)
do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

22.14	Provision of information

Each Drillship Owner shall promptly provide the Facility Agent (or any persons which it may designate) with any information which the Facility Agent (or any such designated person) requests for the purpose of:

(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or

(b)
effecting, maintaining or renewing any such insurances as are referred to in Clause 22.15 (Mortgagee's interest and additional perils (pollution) insurances) or dealing with or considering any matters relating to any such insurances, and the Borrower shall, forthwith upon demand, indemnify the Security Agent in respect of all fees and other expenses incurred by or for the account of the Security Agent in connection with any such report as is referred to in paragraph (a) above.

22.15	Mortgagee's interest and additional perils (pollution) insurances

(a)
The Security Agent shall effect, maintain and renew a mortgagee's interest marine insurance and a mortgagee's interest additional perils (pollution) insurance, covering not less than 120 per cent. of the Loan and on such terms, through such insurers and generally in such manner as the Security Agent acting on the instructions of the Majority Lenders may from time to time consider appropriate.

(b)
The Borrower shall upon demand fully indemnify the Security Agent in respect of all premiums and other expenses which are incurred in connection with or with a view to effecting, maintaining or renewing any insurance referred to in paragraph (a) above or dealing with, or considering, any matter arising out of any such insurance.

23.	DRILLSHIP UNDERTAKINGS

23.1	General

The undertakings in this Clause 23 (Drillship Undertakings) remain in force on and from the Delivery Date of each Drillship and throughout the rest of the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

23.2	Drillships' names and registration

Each Drillship Owner shall:

(a)	keep the Drillship owned by it registered in its name under the Approved Flag from time to time at its port of registration;

(b)	not do or allow to be done anything as a result of which such registration might be suspended, cancelled or imperilled; and

(c)	not change the name of the Drillship owned by it,

provided that any change of flag of a Drillship shall be subject to

(i)	the prior consent of all Lenders, and:

(ii)
the Drillship remaining subject to Security securing the Secured Liabilities created by a first priority or preferred ship mortgage on the Drillship and, if appropriate, a first priority deed of covenant collateral to that mortgage (or equivalent first priority Security) on substantially the same terms as the Mortgage and on such other terms and in such other form as the Facility Agent, acting with the authorisation of all Lenders, shall approve or require; and

(iii)	the execution of such other documentation amending and supplementing the Finance Documents as the Facility Agent, acting with the authorisation of all Lenders, shall approve or require.

23.3	Repair and classification

Each Drillship Owner shall, unless otherwise permitted by all Lenders, keep the Drillship owned by it in a good and safe condition and state of repair:

(a)	consistent with first class ship ownership and management practice; and

(b)	so as to maintain the Approved Classification free of overdue recommendations and conditions.

23.4	Modifications

No Drillship Owner shall make any modification or repairs to, or replacement of, the Drillship owned by it or equipment installed on it which would or might materially alter the structure, type or performance characteristics of the Drillship owned by it or materially reduce its value.

23.5	Removal and installation of parts

(a)
Subject to paragraph (b) below, no Drillship Owner shall remove any material part of the Drillship owned by it, or any item of equipment installed on the Drillship owned by it unless the part or item so removed is forthwith replaced by a suitable part or item which:

(i)	is in the same condition as or better condition than the part or item removed;

(ii)	is free from any Security in favour of any person other than the Security Agent; and

(iii)	becomes, on installation on the relevant Drillship, the property of the relevant Drillship Owner and subject to the security constituted by the Mortgage.

(b)	A Drillship Owner may install equipment owned by a third party if the equipment can be removed without any risk of damage to the Drillship owned by it.

23.6	Surveys

Each Drillship Owner shall submit the Drillship owned by it regularly to all periodic or other surveys which may be required for classification purposes and, if so required by the Facility Agent, provide the Facility Agent, with copies of all survey reports.

23.7	Inspection

Each Drillship Owner shall permit, and shall procure that the Manager and any Intra-Group Charterer permit, the Security Agent (acting through surveyors or other persons appointed by it for that purpose) to board the Drillship owned by it once a year and with prior notice to the Borrower at the expense of the Borrower (however so that if a Default has occurred such inspections may be conducted at any time and on any number of occasions and at the expense of the Borrower) to inspect its condition or to satisfy themselves about proposed or executed repairs and shall afford all proper facilities for such inspections.

23.8	Prevention of and release from arrest

(a)	Each Driliship Owner shall promptly discharge:

(i)	all liabilities which give or may give rise to maritime or possessory liens on or claims enforceable against the Driliship owned by it, its Earnings or its Insurances;

(ii)	all taxes, dues and other amounts charged in respect of the Drillship owned by it, its Earnings or its Insurances; and

(iii)	all other outgoings whatsoever in respect of the Drillship owned by it, its Earnings or its Insurances.

(b)
Each Drillship Owner shall forthwith upon receiving notice of the arrest of the Drillship owned by it or of its detention in exercise or purported exercise of any lien or claim procure its release by providing bail or otherwise as the circumstances may require.

23.9	Compliance with laws etc.

Each Drillship Owner shall:

(a)	comply, or procure compliance with all laws or regulations:

(i)	relating to its business generally; and

(ii)	relating to the Drillship owned by it, its ownership, employment, operation, management and registration,

including the ISM Code, the ISPS Code, all Environmental Laws, all Sanctions and the laws and regulations of the Approved Flag;

(b)	obtain, comply with and do all that is necessary to maintain in full force and effect any Environment Approvals; and

(c)
without limiting paragraph (a) above, not employ the Drillship owned by it nor allow its employment, operation or management in any manner contrary to any law or regulation including but not limited to the ISM Code, the ISPS Code, all Environmental Laws and all Sanctions.

23.10	ISPS Code

Without limiting paragraph (a) of Clause 23.9 (Compliance with laws etc.), each Drillship Owner shall:

(a)	procure the Drillship owned by it and the company responsible for the Drillship's compliance with the ISPS Code comply with the ISPS Code; and

(b)	maintain an ISSC for the Drillship owned by it; and

(c)	notify the Facility Agent immediately in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the relevant ISSC.

23.11	Trading in war zones

In the event of hostilities in any part of the world (whether war is declared or not), no Drillship shall enter, operate in or trade to any zone which is declared a war zone by any government or by the relevant Drillship's war risks insurers unless that employment or voyage is either:

(a)	consented to in advance and in writing by the underwriters of the relevant Drillship's war risk insurances and fully covered by those insurances; or

(b)
(to the extent not covered by those insurances) covered by additional insurance taken out by the relevant Drillship Owner or Intra-Group Charterer (as the case may be) at their expense, which additional insurance shall be deemed to be part of the insurances subject to the Transaction Security, and the relevant Drillship Owner or Intra-Group Charterer (as the case may be) shall notify the Lenders in writing each time prior to entering a war zone together with a confirmation to the Lenders that:

(i)	the war risk insurers have been duly notified and have agreed to the relevant Drillship entering the specified war zone; and

(ii)	it has taken out all insurances necessary to cover all additional risk.

23.12	Provision of information

Each Drillship Owner shall promptly provide the Facility Agent with any information which it requests regarding:

(a)	the Drillship owned by it, its employment, position and engagements;

(b)	any Earnings and payments and amounts due to any master and crew;

(c)
any expenditure incurred, or likely to be incurred, in connection with the operation, maintenance or repair of the Drillship owned by it and any payments made by it in respect of the Drillship owned by it;

(d)	any towages and salvages; and

(e)	its compliance, the Manager's compliance and the compliance of the Drillship owned by it with the ISM Code and the ISPS Code,

and, upon the Facility Agent's request, provide copies of any Charter, of any guarantee of any such Charter, the Drillship's Safety Management Certificate and any relevant Document of Compliance.

23.13	Notification of certain events

Each Drillship Owner shall immediately notify the Facility Agent by fax, confirmed forthwith by letter, of:

(a)	any casualty to the Drillship owned by it which is or is likely to be or to become a Major Casualty;

(b)	any occurrence as a result of which the Drillship owned by it has become or is, by the passing of time or otherwise, likely to become a Total Loss;

(c)	any requisition of the Drillship owned by it for hire;

(d)	any requirement or recommendation made in relation to the Drillship owned by it by any insurer or classification society or by any competent authority which is not immediately complied with;

(e)	any arrest or detention of the Drillship owned by it, any exercise or purported exercise of any lien on that Drillship or its Earnings or any requisition of that Drillship for hire;

(f)	any intended dry docking of the Drillship owned by it;

(g)	any Environmental Claim made against that Drillship Owner, the Borrower or in connection with the Drillship owned by it, or any Environmental Incident;

(h)	any claim made by it under the Shipbuilding Contract to which it is party;

(i)	any default (by any party) under a Charter;

(j)	any claim for breach of the ISM Code or the ISPS Code being made against a Drillship Owner, the Manager or otherwise in connection with the Drillship owned by it; or

(k)	any other matter, event or incident, actual or threatened, the effect of which will or could lead to the ISM Code or the ISPS Code not being complied with,

and the relevant Drillship Owner shall keep the Facility Agent advised in writing on a regular basis and in such detail as the Facility Agent shall reasonably require as to the Drillship Owner's, the Borrower's, the Manager's or any other person's response to any of those events or matters.

23.14	Restrictions on chartering, appointment of manager etc.

No Drillship Owner shall (and each Drillship Owner shall procure that no other member of the Group shall):

(a)	let the Drillship owned by it on demise charter for any period other than any Bareboat Charter;

(b)	enter into any time or consecutive voyage charter in respect of the Drillship owned by it other than a Drilling Contract;

(c)	appoint a manager of the Drillship owned by it other than the Manager;

(d)
de activate or lay up on a "cold stack" basis the Drillship owned by it or otherwise on a basis which would prevent that Drillship from being ready to re-commence employment within a one month period at any time; or

(e)
put the Drillship owned by it into the possession of any person for the purpose of work being done upon it in an amount exceeding or likely to exceed USD 15,000,000 (or the equivalent in any other currency) unless that person has first given to the Security Agent and in terms satisfactory to it a written undertaking not to exercise any lien on that Drillship or its Earnings for the cost of such work or for any other reason.

23.15	Termination of or amendment to agreements

No Obligor shall, without the prior written consent of the Majority Lenders, terminate or make any material amendments to the Shipbuilding Contract or any Satisfactory Drilling Contract to which it is a party.

23.16	Notice of Mortgage

Each Drillship Owner shall keep the Mortgage registered against the Drillship owned by it as a valid first preferred mortgage, carry on board that Drillship a certified copy of the Mortgage (without prejudice to any more specific requirement contained in the Mortgage, as the case may be) and place and maintain in a conspicuous place in the navigation room and the master's cabin of that Drillship a framed printed notice stating that that Drillship is mortgaged to the Security Agent.

23.17	Sharing of Earnings

No Drillship Owner shall enter into any agreement or arrangement for the sharing of any Earnings.

23.18	Notification of compliance

The Borrower shall promptly provide the Facility Agent from time to time with evidence (in such form as the Facility Agent requires) that each Drillship Owner is complying with this Clause 23 (Drillship Undertakings).

24.	SECURITY COVER

24.1	Valuations of Market Value

(a)	The Market Value of each Drillship shall be determined at the Delivery Date of that Drillship and semi-annually thereafter, and at such other times as the Facility Agent may request.

(b)	The valuations for the purpose of determining the Market Value of each Drillship shall be obtained at the cost of the Borrower.

(c)
The Borrower shall promptly provide the Facility Agent and the Approved Shipbrokers acting under this Clause 24 (Security Cover) with any information which the Facility Agent or the Approved Shipbrokers may request for the purposes of the valuations.

24.2	Minimum required security cover

Clause 24.3 (Provision of additional security; prepayment) applies if, at any time following the Delivery Date of the first Drillship and throughout the Security Period, the Facility Agent notifies the Borrower that:

(a)	the aggregate Market Value of all Drillships delivered at the relevant time; plus

(b)	the net resalable value of additional Security previously provided under this Clause 24 (Security Cover),

is below 140 per cent. of the Loan.

24.3	Provision of additional security; prepayment

If the Facility Agent serves a notice on the Borrower under Clause 24.2 (Minimum required security cover) the Borrower shall on or before the date falling one Month after the date (the "Prepayment Date") on which the Facility Agent's notice is served either:

(a)
provide, or ensure that a third party has provided, additional security which, in the opinion of the Facility Agent acting on the instructions of all Lenders, has a net realisable value at least equal to the shortfall and is documented in such terms as the Facility Agent may approve or require; or

(b)	prepay such part of the Loan required in order to eliminate the shortfall.

24.4	Value of additional security

The net realisable value of any additional security which is provided under Clause 24.3 (Provision of additional security; prepayment) and which consists of first preferred Security over a drillship shall be the Market Value of the drillship concerned.

24.5	Prepayment mechanism

Any prepayment pursuant to Clause 24.3 (Provision of additional security; prepayment) shall be applied pro rata against the scheduled Repayment Instalments under all Facilities on a pro rata basis, including the Balloons, as set out in Clause 6.1 (Repayment of Advances) and otherwise be made in accordance with Clause 7.9 (Restrictions).

25.	APPLICATION OF EARNINGS

25.1	Payment of Earnings

(a)
Each Obligor shall ensure that, subject only to the provisions of the General Assignments and the Account Securities (as applicable), all Earnings received by the Borrower, the Drillship Owners and any Intra-Group Charterer are paid in to its Earnings Account.

(b)	The Security Agent may block the Earnings Accounts upon the occurrence of a Default.

25.2	Location of Earnings Accounts

The Borrower shall promptly:

(a)	comply with any requirement of the Facility Agent as to the location or relocation of the Earnings Accounts (or any of them); and

(b)
execute any documents which the Facility Agent specifies to create or maintain in favour of the Security Agent Security over (and/or rights of set-off, consolidation or other rights in relation to) the Earnings Accounts.

26.	EVENTS OF DEFAULT

26.1	General

Each of the events or circumstances set out in this Clause 26 (Events of Default) is an Event of Default except for Clause 26.19 (Acceleration) and Clause 26.20 (Enforcement of security).

26.2	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by an administrative or technical error in the banking system, appropriate evidence of which is provided to the Facility Agent; and

(b)	payment is made within three Business Days of its due date.

26.3	Specific obligations

A breach of Clause 4.5 (Waiver of conditions precedent), Clause 20 (Financial Covenants), Clause 21.10 (Ownership) (to the extent such breach is not falling within Clause 7.3 (Change of Control), Clause 21.12 (Title), Clause 22.2 (Maintenance of obligatory insurances), Clause 22.3 (Terms of obligatory insurances) or Clause 22.5 (Renewal of obligatory insurances) occurs.

26.4	Other obligations

(a)	An Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 26.2 (Non-payment) and Clause 26.3 (Specific obligations).

(b)
No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 30 calendar days of the Facility Agent giving notice to the Borrower or (if earlier) the Borrower becoming aware of the failure to comply.

26.5	GIEK Guarantee

The GIEK Guarantee, due to an act or omission of an Obligor, ceases to exist, becomes contested, invalid, non-binding or unenforceable or is otherwise jeopardized in full or in part.

26.6	Misrepresentation

Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading when made or deemed to be made.

26.7	Cross default

(a)	Any Financial Indebtedness of any member of the Group is not paid when due nor within any originally applicable grace period.

(b)	Any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	Any commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described).

(d)
Any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described).

(e)
No Event of Default will occur under this Clause 26.7 (Cross default) if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than USD 25,000,000 (or its equivalent in any other currency).

26.8	Insolvency

(a)
An Obligor or any member of the Restricted Group is unable or admits inability to pay its debts as they fall due, suspends or threatens to suspend making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of an Obligor or any member of the Restricted Group is less than its liabilities (taking into account contingent and prospective liabilities).

26.9	Insolvency proceedings

Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a)
the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any member of the Group other than a solvent liquidation or reorganisation of any member of the Group which is not an Obligor;

(b)	a composition, compromise, assignment or arrangement with any creditor of any member of the Group;

(c)	the appointment of a liquidator (other than in respect of a solvent liquidation of a member of the Group which is not an Obligor), receiver, administrator, administrative receiver,

compulsory manager or other similar officer in respect of any member of the Group or any of its assets; or

(d)	enforcement of any Security over any assets of any member of the Group,

or any analogous procedure or step is taken in any jurisdiction.

This Clause 26.9 (Insolvency proceedings) shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within five Business Days of commencement.

26.10	Creditors' process

Any expropriation, attachment, sequestration, distress or execution (or any analogous process in any jurisdiction) or an arrest of any Drillship, affects any asset or assets of any Obligor and is not discharged within 30 days.

26.11	Loss of property

Any part of the property of any Obligor, including but not limited to any of the Drillships, is destroyed, abandoned, seized, appropriated or forfeited or the authority or ability of any company within the Group to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority or other person in relation to any company within the Group or any of its assets.

26.12	Unlawfulness, invalidity and ranking

(a)	It is or becomes unlawful for any Obligor to perform any of its obligations under the Finance Documents.

(b)	Any obligation of any Obligor under the Finance Documents is not or ceases to be legal, valid, binding or enforceable.

(c)	Any Finance Document ceases to be in full force and effect or any Transaction Security is alleged by a party to it (other than a Finance Party) to be ineffective.

(d)	Any Transaction Security proves to have ranked after, or loses its priority to, any other Security.

26.13	Security imperilled

Any Security created or intended to be created by a Finance Document is in any way imperilled or in jeopardy, unless it is (in the reasonable opinion of the Facility Agent) capable of remedy and is remedied within 10 Business Days of the earlier of the Facility Agent giving notice to the Borrower or an Obligor becoming aware of the unenforceability or invalidity.

26.14	Cessation of business

Any Obligor suspends or ceases to carry on (or threatens to suspend or ceases to carry on) all or a material part of its business.

26.15	Repudiation and rescission of agreements

Any Obligor (or any other relevant party) rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or evidences an intention to rescind or repudiate a Finance Document.

26.16	Authorisation and consents

Any authorisation, licence, consent, permission or approval required in connection with the entering into, validity, enforcement, completion or performance of any of the Finance Documents or any transactions contemplated thereby is revoked, terminated or modified or otherwise ceases to be in full force and effect.

26.17	Litigation

Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are commenced or threatened in relation to any of the Finance Documents or the transactions contemplated in the Finance Documents or against any Obligor or its assets which has or is reasonably likely to, if adversely determined, have a Material Adverse Effect.

26.18	Material adverse change

Any event or circumstance occurs which the Majority Lenders reasonably believe has or is reasonably likely to have a Material Adverse Effect.

26.19	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing the Facility Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrower:

(a)	cancel the Total Commitments, whereupon they shall immediately be cancelled;

(b)
declare that all or part of the Loan, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon it shall become immediately due and payable; and/or

(c)	declare that all or part of the Loan be payable on demand, whereupon it shall immediately become payable on demand by the Facility Agent acting on the instructions of the Majority Lenders,

and the Facility Agent may serve notices under paragraphs (a), (b) and (c) above simultaneously or on different dates and the Security Agent may take any action referred to in Clause 26.20 (Enforcement of security) if no such notice is served or simultaneously with or at any time after the service of any of such notice.

26.20	Enforcement of security

On and at any time after the occurrence of an Event of Default which is continuing the Security Agent may, and shall if so directed by the Majority Lenders, take any action which, as a result of the Event of Default or any notice served under Clause 26.19 (Acceleration), the Security Agent is entitled to take under any Finance Document or any applicable law or regulation.

27.	RECOURSE REQUIREMENTS AND RIGHTS OF SUBROGATION

27.1	Payment from GIEK

GIEK is irrevocably and unconditionally authorised by the Borrower to pay any amounts under the GIEK Guarantee promptly on demand by Eksportkreditt, without any reference or further authorisation from the Borrower and, save for manifest error, without being under any duty or obligation to enquire into the justification or validity thereof and/or dispute whether any claims or demands under the GIEK Guarantee are properly or validly made, and notwithstanding that the Borrower may dispute the validity of any such claim or demand each of the Obligors shall accept any claim or demand under the GIEK Guarantee as binding upon GIEK and as conclusive evidence that GIEK is liable thereunder to pay any such amount to Eksportkreditt.

27.2	GIEK's right of subrogation only

GIEK will when amounts have been paid under the GIEK Guarantee automatically and without any notice or formalities of any kind whatsoever, have the right of subrogation into the rights of Eksportkreditt under the Finance Documents in such proportion as has been paid by GIEK under the GIEK Guarantee respectively, and always subject to the terms of this Agreement. GIEK shall by such subrogation have the same rights as relevant hereunder and thereunder as if the Finance Documents were executed directly in favour of GIEK as security for GIEK's rights against the Borrower, after having honoured claims under the GIEK Guarantee. Each of the Obligors waives any right to dispute or delay a subrogation of the rights under the Finance Documents to GIEK effectuated pursuant to the terms of this Agreement, and each of the Obligors undertakes to sign and execute any documents required by GIEK in connection with its subrogation as aforesaid and/or the enforcement of any of the Finance Documents.

SECTION 9

CHANGES TO PARTIES

28.	CHANGES TO THE LENDERS

28.1	Assignments and transfers by the Lenders

Subject to this Clause 28 (Changes to the Lenders), a Lender (the "Existing Lender") may:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations,

under the Finance Documents to another bank or financial institution (the "New Lender").

28.2	Conditions of assignment or transfer

(a)	The consent of the Borrower is required for an assignment or transfer by an Existing Lender, unless the assignment or transfer is:

(i)	to another Lender or an Affiliate of a Lender;

(ii)	made at a time when a Default is continuing.

(b)
The consent of the Borrower to an assignment or transfer must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent five Business Days after the Existing Lender has requested it unless consent is expressly refused by the Borrower within that time.

(c)	The consent of the Borrower to an assignment or transfer must not be withheld solely because the assignment or transfer may result in an increase to the Mandatory Cost.

(d)	An assignment will only be effective on:

(i)
receipt by the Facility Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Secured Parties as it would have been under if it were an Original Lender; and

(ii)
performance by the Facility Agent of all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Facility Agent shall promptly notify to the Existing Lender and the New Lender.

(e)	A transfer will only be effective if the procedure set out in Clause 28.5 (Procedure for transfer) is complied with.

(f)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)
as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 12 (Tax Gross Up and Indemnities) or Clause 13 (Increased Costs),

then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred. This paragraph (f) shall not apply in respect of an assignment or transfer made in the ordinary course of the primary syndication of the Facility.

(g)
Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

28.3	Assignment or transfer fee

The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Facility Agent (for its own account) a fee of USD 5,000.

28.4	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents, the Transaction Security or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties and the Secured Parties that it:

(i)
has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender or any other Finance Party in connection with any Finance Document or the Transaction Security; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities throughout the Security Period.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 28 (Changes to the Lenders); or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

28.5	Procedure for transfer

(a)
Subject to the conditions set out in 28.2 (Conditions of assignment or transfer), a transfer is effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with this Agreement and delivered in accordance with this Agreement, execute that Transfer Certificate.

(b)
The Facility Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	Subject to Clause 28.9 (Pro rata interest settlement), on the Transfer Date:

(i)
to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security, each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents and in respect of the Transaction Security shall be cancelled (being the "Discharged Rights and Obligations");

(ii)
each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)
the Facility Agent, the Security Agent, the Hedge Counterparties, the Mandated Lead Arrangers, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Facility Agent, the Security Agent, the Hedge Counterparties, the Mandated Lead Arrangers and the Existing Lenders shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a "Lender".

28.6	Procedure for assignment

(a)
Subject to the conditions set out in Clause 28.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)
The Facility Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	Subject to Clause 28.9 (Pro rata interest settlement), on the Transfer Date:

(i)
the Existing Lender will assign absolutely to the New Lender its rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;

(ii)
the Existing Lender will be released from the obligations (the "Relevant Obligations") expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and

(iii)	the New Lender shall become a Party as a "Lender" and will be bound by obligations equivalent to the Relevant Obligations.

(d)
Lenders may utilise procedures other than those set out in this Clause 28.6 (Procedure for assignment) to assign their rights under the Finance Documents (but not to obtain a release by that Obligor from the obligations owed to that Obligor by any Lender nor to effect the assumption of equivalent obligations by a New Lender, in each case without the consent of the relevant Obligor or unless in accordance with Clause 28.5 (Procedure for transfer)), provided that they comply with the conditions set out in Clause 28.2 (Conditions of assignment or transfer).

28.7	Copy of Transfer Certificate or Assignment Agreement to Borrower

The Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send to the Borrower a copy of that Transfer Certificate or Assignment Agreement.

28.8	Security over Lenders' rights

In addition to the other rights provided to Lenders under this Clause 28 (Changes to the Lenders), each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)
in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)
release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)
require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

28.9	Pro rata interest settlement

If the Facility Agent has notified the Lenders that it is able to distribute interest payments on a "pro rata basis" to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 28.5 (Procedure for transfer) or any assignment pursuant to Clause 28.6

(Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(a)
any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date ("Accrued Amounts") and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period); and

(b)	The rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:

(i)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and

(ii)
the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 28.9 (Pro rata interest settlement), have been payable to it on that date, but after deduction of the Accrued Amounts.

29.	CHANGES TO THE OBLIGORS

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

SECTION 10

THE FINANCE PARTIES

30.	THE FACILITY AGENT AND THE MANDATED LEAD ARRANGERS

30.1	Appointment of the Facility Agent

(a)	Each other Finance Party appoints the Facility Agent to act as its agent under and in connection with the Finance Documents.

(b)
Each other Finance Party authorises the Facility Agent to exercise the rights, powers, authorities and discretions specifically given to the Facility Agent under, or in connection with, the Finance Documents together with any other incidental rights, powers, authorities and discretions.

30.2	Duties of the Facility Agent

(a)	Subject to paragraph (b) below, the Facility Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Facility Agent for that Party by any other Party.

(b)	Without prejudice to Clause 28.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), paragraph (a) above shall not apply to any Transfer Certificate or to any Assignment Agreement.

(c)
Except where a Finance Document specifically provides otherwise, the Facility Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)
If the Facility Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Finance Parties.

(e)
If the Facility Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Facility Agent, the Mandated Lead Arrangers or the Security Agent) under this Agreement it shall promptly notify the other Finance Parties.

(f)	The Facility Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

30.3	Role of the Mandated Lead Arrangers

Except as specifically provided in the Finance Documents, the Mandated Lead Arrangers has no obligations of any kind to any other Party under, or in connection with, any Finance Document.

30.4	No fiduciary duties

(a)	The Facility Agent shall not have any duties or obligations to any person under the Finance Documents except to the extent that they are expressly set out in the Finance Documents.

The Facility Agent shall not have any liability to any person in respect of its obligations and duties under this Agreement or the other Finance Documents except as expressly set out in Clause 30.5 (Application of receipts), and as excluded or limited by Clauses 30.8 (Majority Lenders' instructions), 30.9 (Responsibility for documentation), 30.10 (Exclusion of liability) and 30.11 (Lenders' indemnity to the Facility Agent).

(b)
The provisions of paragraph (a) above shall apply even if, notwithstanding and contrary to paragraph (a) above, any provision of this Agreement or any other Finance Document by operation of law has the effect of constituting the Facility Agent as a fiduciary.

(c)	Nothing in the Finance Documents constitutes the Facility Agent or any of the Mandated Lead Arrangers a trustee of any other person.

(d)	None of the Facility Agent, the Security Agent nor the Mandated Lead Arrangers shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

30.5	Application of receipts

Except as expressly stated to the contrary in any Finance Document, any moneys which the Facility Agent receives or recovers shall be applied by the Facility Agent in accordance with Clause 34.5 (Application of receipts; partial payments).

30.6	Business with the Group

The Facility Agent, the Security Agent and the Mandated Lead Arrangers may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any member of the Group.

30.7	Rights and discretions of the Facility Agent

(a)	The Facility Agent may rely on:

(i)	any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

(ii)	any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(b)	The Facility Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 26.2 (Non-payment));

(ii)	any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised; and

(iii)	any notice or request made by the Borrower (other than the Utilisation Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	The Facility Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

(d)	The Facility Agent may act in relation to the Finance Documents through its personnel and agents.

(e)	The Facility Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(f)	Notwithstanding any other provision of any Finance Document to the contrary, neither the Facility Agent nor the Mandated Lead Arrangers is obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

30.8	Majority Lenders' instructions

(a)	Unless a contrary indication appears in a Finance Document, the Facility Agent shall:

(i)
exercise any right, power, authority or discretion vested in it as Servicing Bank in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from exercising any right, power, authority or discretion vested in it as a Servicing Bank); and

(ii)	not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the Majority Lenders.

(b)	Unless a contrary indication appears in a Finance Document, any instructions given by the Majority Lenders will be binding on all the Finance Parties.

(c)
The Facility Agent may refrain from acting in accordance with the instructions of the Majority Lenders (or, if appropriate, the Lenders) until it has received such security as it may require for any cost, loss or liability (together with any associated VAT) which it may incur in complying with the instructions.

(d)
In the absence of instructions from the Majority Lenders (or, if appropriate, the Lenders), the Facility Agent shall not be obliged to take any action (or refrain from taking action) (even if it considers acting or not acting to be in the best interests of the Lenders). The Facility Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

(e)
The Facility Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender's consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (e) shall not apply to any legal or arbitration proceedings relating to the perfection, preservation or protection of rights under the Transaction Security or Finance Documents creating Transaction Security.

30.9	Responsibility for documentation

Neither the Facility Agent nor the Mandated Lead Arrangers:

(a)
is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by the Facility Agent, the Mandated Lead Arrangers, an Obligor or any other person given in, or in connection with, any Finance Document;

(b)
is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or the Transaction Security or any other agreement, arrangement or document entered into or made or executed in anticipation of, or in connection with, any Finance Document or the Transaction Security; or

(c)
is responsible for any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

30.10	Exclusion of liability

(a)
Without limiting paragraph (b) below (and without prejudice to the provisions of paragraph of Clause 34.10 (Disruption to Payment Systems etc.)), the Facility Agent will not be liable (including, without limitation, for negligence or any other category of liability whatsoever) for any action taken by it under or in connection with any Finance Document or the Transaction Security, unless directly caused by its gross negligence or wilful misconduct.

(b)
No Party other than the Facility Agent may take any proceedings against any officer, employee or agent of the Facility Agent in respect of any claim it might have against the Facility Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and each officer, employee or agent of the Facility Agent may rely on this Clause subject to Clause 1.5 (Third party rights)and the provisions of the Third Parties Act.

(c)
The Facility Agent will not be liable for any delay (or any related consequences) in creditingan account with an amount required under the Finance Documents to be paid by it if it has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by it for that purpose.

(d)
Nothing in this Agreement shall oblige the Facility Agent or the Mandated Lead Arrangers to carry out any "know your customer" or other checks in relation to any person on behalf of any Lender and each Lender confirms to the Facility Agent and the Mandated Lead Arrangers that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Facility Agent or the Mandated Lead Arrangers.

30.11	Lenders' indemnity to the Facility Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Facility Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever, but excluding any cost payable pursuant to Clause 30.17 (Facility Agent's management time)) incurred by the Facility Agent (otherwise than by reason of its gross negligence or wilful misconduct) in acting as Facility Agent under the Finance Documents (unless the Facility Agent has been reimbursed by an Obligor pursuant to a Finance Document).

30.12	Resignation of the Facility Agent

(a)	The Facility Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Borrower.

(b)	Alternatively, the Facility Agent may resign by giving 30 days' notice to the other Finance Parties and the Borrower, in which case the Majority Lenders may appoint a successor Facility Agent.

(c)
If the Majority Lenders have not appointed a successor Facility Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Facility Agent may appoint a successor Facility Agent.

(d)
The retiring Facility Agent shall, at its own cost, make available to the successor Facility Agent such documents and records and provide such assistance as the successor Facility Agent may reasonably request for the purposes of performing its functions Facility Agent under the Finance Documents.

(e)	The Facility Agent's resignation notice shall only take effect upon the appointment of a successor.

(f)
Upon the appointment of a successor, the retiring Facility Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 30 (The Facility Agent and the Mandated Lead Arrangers) and any other provisions of a Finance Document which are expressed to limit or exclude its liability in acting as Facility Agent. Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)
The Majority Lenders may, by notice to the Facility Agent, require it to resign in accordance with paragraph (b) above. In this event, the Facility Agent shall resign in accordance with paragraph (b) above.

(h)	The consent of the Borrower (or any other Obligor) is not required for an assignment or transfer of rights and/or obligations by the Facility Agent.

30.13	Relationship with the Lenders

(a)
Subject to Clause 28.9 (Pro rata interest settlement), the Facility Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Facility Agent's principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)	Each Lender shall supply the Facility Agent with any information required by the Facility Agent in order to calculate the Mandatory Cost in accordance with Schedule 4 (Mandatory Cost Formulae).

(c)
Each Lender shall supply the Facility Agent with any information that the Security Agent may reasonably specify (through the Facility Agent) as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent. Each Lender shall deal with the Security Agent exclusively through the Facility Agent and shall not deal directly with the Security Agent.

(d)
Any Lender may by notice to the Facility Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 36.5 (Electronic communication)) electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as notification of a substitute address, fax number, electronic mail address, department and officer by that Lender for the purposes of Clause 36.2 (Addresses) and paragraph (a)(iii) of Clause 36.5 (Electronic communication) and the Facility Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

30.14	Credit appraisal by the Lenders

(a)	Lenders

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Facility Agent and the Mandated Lead Arrangers that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under, or in connection with, any Finance Document including but not limited to:

(i)	the financial condition, status and nature of each member of the Group;

(ii)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and the Transaction Security and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security;

(iii)
whether that Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under, or in connection with, any Finance Document or the Transaction Security, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(iv)
the adequacy, accuracy and/or completeness of any information provided by the Facility Agent, any Party or by any other person under, or in connection with, any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(v)
the right or title of any person in or to or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

(b)	Eksportkreditt

Without affecting the responsibility of the Obligors for information supplied by it or on its behalf in connection with any Finance Document, Eksportkreditt confirms to the Facility Agent that it has been, and will continue to be solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with the GIEK Guarantee.

30.15	Particular duties and liability of the Facility Agent in relation to Eksportkreditt

(a)	The Facility Agent shall as agent for Eksportkreditt have the following duties:

(i)
to inform the Borrower of interest, instalments and other amounts due from the Borrower to Eksportkreditt, and guarantee fees due from the Borrower to GIEK under the Finance Documents and/or Fee Letter(s);

(ii)	to notify Eksportkreditt and GIEK of any non-payment of any principal, interest, fees or other amount payable to Eksportkreditt under this Agreement;

(iii)	to notify Eksportkreditt and GIEK:

(A)	of any failure by the Borrower to deliver the documents required to be delivered under Clause 19.2 (Financial Statements), Clause 19.3 (Compliance Certificate);

(B)
of any non-compliance with Clauses 22.2 (Maintenance of obligatory insurances), 22.5 (Renewal of obligatory insurances), 22.6 (Copies of policies; letters of undertaking) and 22.7 (Copies of certificates of entry);

(C)
in the event any of the insurances required to be maintained under Clause 22.2 (Maintenance of obligatory insurance) reaches its expiry date without relevant evidence of renewal being presented to it as Facility Agent; and

(iv)
to forward to Eksportkreditt the original or a copy of any document which is delivered to it as Facility Agent by or on behalf of the insurers to satisfy the obligations undertaken by the insurers under the letters of undertaking issued by them to the Facility Agent in accordance with the Finance Documents, hereunder any notice of non-renewal of the relevant insurances;

(v)	to forward to Eksportkreditt the original or a copy of any document which is delivered to the Facility Agent for the attention of Eksportkreditt by the Borrower;

(vi)
unless otherwise instructed by the Majority Lenders or all Lenders (as applicable), request the Borrower that any non-compliance contemplated by (ii) or (iii) above be immediately remedied (if capable of remedy); and

(vii)	to keep and hold the originals of the Security Documents.

(b)
Notwithstanding Clause 30.10(a) above, and without limiting Clause 30.10(c), the Facility Agent will not be liable to Eksportkreditt for any failure to perform its duties as Facility Agent under this Agreement, unless directly caused by its negligence or wilful misconduct.

30.16	Reference Banks

If a Reference Bank (or, if a Reference Bank is not a Lender, the Lender of which it is an Affiliate) ceases to be a Lender, the Facility Agent shall (in consultation with the Borrower) appoint another Lender or an Affiliate of a Lender to replace that Reference Bank.

30.17	Facility Agent's management time

Any amount payable to the Facility Agent under Clause 14.3 (Indemnity to the Servicing Banks), Clause 16 (Costs and Expenses) and Clause 30.11 (Lenders' indemnity to the Facility Agent) shall include the cost of utilising the Facility Agent's management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Facility Agent may notify to the Borrower, and is in addition to any fee paid or payable to the Facility Agent under Clause 11 (Fees).

30.18	Deduction from amounts payable by the Facility Agent

If any Party owes an amount to the Facility Agent under the Finance Documents, the Facility Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Facility Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

30.19	Full freedom to enter into transactions

Notwithstanding any rule of law or equity to the contrary, the Facility Agent shall be absolutely entitled:

(a)
to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:

(i)	any securities issued or to be issued by any Obligor or any other person; or

(ii)	any options or other derivatives in connection with such securities; and

(c)	to provide advice or other services to the Borrower or any person who is a party to, or referred to in, a Finance Document,

and, in particular, the Facility Agent shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.

31.	THE SECURITY AGENT

31.1	Trust

(a)
The Security Agent declares that it shall hold the Security Property on trust for the Secured Parties on the terms contained in this Agreement and shall deal with the Security Property in accordance with this Clause 31 (The Security Agent) and the other provisions of the Finance Documents.

(b)
Each of the parties to this Agreement agrees that the Security Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the Finance Documents (and no others shall be implied).

(c)
The Security Agent shall not have any liability to any person in respect of its duties, obligations and responsibilities under this Agreement or the other Finance Documents except as expressly set out in paragraph (a) of Clause 31.1 (Trust) and as excluded or limited by this Clause 31 (The Security Agent) including in particular Clause 31.6 (Instructions to Security Agent and exercise of discretion), Clause 31.11 (Responsibility for documentation), Clause 31.12 (Exclusion of liability) and Clause 31.14 (Lenders' indemnity to the Security Agent).

31.2	Parallel Debt (Covenant to pay the Security Agent)

(a)	Each Obligor irrevocably and unconditionally undertakes to pay to the Security Agent amounts equal to, and in the currency or currencies of, its Corresponding Debt (the "Parallel Debt").

(b)	The Parallel Debt of an Obligor:

(i)	shall become due and payable at the same time as its Corresponding Debt;

(ii)	is independent and separate from, and without prejudice to, its Corresponding Debt.

(c)	For purposes of this Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)), the Security Agent:

(i)	is the independent and separate creditor of each Parallel Debt;

(ii)	acts in its own name and not as agent, representative or trustee of the Finance Parties and its claims in respect of each Parallel Debt shall not be held on trust; and

(iii)
shall have the independent and separate right to demand payment of each Parallel Debt in its own name (including, without limitation, through any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in any kind of insolvency proceeding).

(d)	The Parallel Debt of an Obligor shall be:

(i)	decreased to the extent that its Corresponding Debt has been irrevocably and unconditionally paid or discharged; and

(ii)	increased to the extent that its Corresponding Debt has increased,

and the Corresponding Debt of an Obligor shall be:

(A)	decreased to the extent that its Parallel Debt has been irrevocably and unconditionally paid or discharged; and

(B)	increased to the extent that its Parallel Debt has increased,

in each case provided that the Parallel Debt of an Obligor shall never exceed its Corresponding Debt.

(e)
All amounts received or recovered by the Security Agent in connection with this Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)) to the extent permitted by applicable law, shall be applied in accordance with Clause 34.5 (Application of receipts; partial payments).

(f)	This Clause 31.2 (Parallel Debt (Covenant to pay the Security Agent)) shall apply, with any necessary modifications, to each Finance Document.

31.3	No independent power

The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any rights or powers arising under the Finance Documents creating the Transaction Security except through the Security Agent.

31.4	Application of receipts

(a)
Except as expressly stated to the contrary in any Finance Document, any moneys which the Security Agent receives or recovers and which are, or are attributable to, Security Property shall be transferred to the Facility Agent for application in accordance with Clause 34.5 (Application of receipts; partial payments).

(b)	Paragraph (a) above is without prejudice to the rights of the Security Agent, each Receiver and each Delegate:

(i)	under Clause 14.4 (Indemnity to the Security Agent) to be indemnified out of the Charged Property; and

(ii)	under any Finance Document to credit any moneys received or recovered by it to any suspense account.

31.5	Deductions from receipts

(a)	Before transferring any moneys to the Facility Agent under Clause 31.4 (Application of receipts), the Security Agent may deduct any sum then due and payable under this

Agreement or any other Finance Documents to the Security Agent or any Receiver or Delegate and retain that sum for itself or, as the case may require, pay it to another person to whom it is then due and payable.

(b)
For the purposes of paragraph (a) above, if the Security Agent has become entitled to require a sum to be paid to it on demand, that sum shall be treated as due and payable, even if no demand has yet been served.

31.6	Instructions to Security Agent and exercise of discretion

(a)
Subject to paragraph (d) below, the Security Agent shall act in accordance with any instructions given to it by the Facility Agent (acting on the instructions of the Majority Lenders or all the Lenders (as required under this Agreement)) or, if so instructed by the Facility Agent (acting on the instructions of the Majority Lenders or all the Lenders (as appropriate)), refrain from exercising any right, power, authority or discretion vested in it as Security Agent and shall be entitled to assume that:

(i)
any instructions received by it from the Facility Agent (acting on the instructions of the Majority Lenders or all the Lenders (as required under this Agreement)) are duly given in accordance with the terms of the Finance Documents; and

(ii)	unless it has received actual notice of revocation, that those instructions or directions have not been revoked.

(b)
The Security Agent shall be entitled to request instructions, or clarification of any direction, from the Facility Agent (acting on the instructions of the Majority Lenders or all the Lenders (as required under this Agreement)) as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers, authorities and discretions and the Security Agent may refrain from acting unless and until those instructions or clarification are received by it.

(c)
Any instructions given to the Security Agent by the Facility Agent (acting on the instructions of the Majority Lenders or all the Lenders (as required under this Agreement)) shall override any conflicting instructions given by any other Party.

(d)	Paragraph (a) above shall not apply:

(i)	where a contrary indication appears in this Agreement;

(ii)	where this Agreement requires the Security Agent to act in a specified manner or to take a specified action; and

(iii)
in respect of any provision which protects the Security Agent's own position in its personal capacity as opposed to its role of Security Agent for the Secured Parties including, without limitation, the provisions set out in Clauses 31.8 (Security Agent's discretions) to Clause 31.25 (Disapplication).

31.7	Security Agent's Actions

Without prejudice to the provisions of Clause 31.4 (Application of receipts), the Security Agent may (but shall not be obliged to), in the absence of any instructions to the contrary, take such action in the exercise of any of its powers and duties under the Finance Documents as it considers in its discretion to be appropriate.

31.8	Security Agent's discretions

(a)	The Security Agent may:

(i)
assume (unless it has received actual notice to the contrary from the Facility Agent) that (i) no Default has occurred and no Obligor is in breach of or default under its obligations under any of the Finance Documents and (ii) any right, power, authority or discretion vested by any Finance Document in any person has not been exercised;

(ii)	assume that any notice or request made by the Borrower (other than the Utilisation Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors;

(iii)
if it receives any instructions or directions to take any action in relation to the Transaction Security, assume that all applicable conditions under the Finance Documents for taking that action have been satisfied;

(iv)
engage, pay for and rely on the advice or services of any legal advisers, accountants, tax advisers, surveyors or other experts (whether obtained by the Security Agent or by any other Secured Party) whose advice or services may at any time seem necessary, expedient or desirable;

(v)	act in relation to the Finance Documents through its personnel and agents;

(vi)	disclose to any other Party any information it reasonably believes it has received as security agent under this Agreement;

(vii)
rely upon any communication or document believed by it to be genuine and, as to any matters of fact which might reasonably be expected to be within the knowledge of a Secured Party or an Obligor, upon a certificate signed by or on behalf of that person; and

(viii)
refrain from acting in accordance with the instructions of any Party (including bringing any legal action or proceeding arising out of or in connection with the Finance Documents) until it has received any indemnification and/or security that it may in its discretion require (whether by way of payment in advance or otherwise) for all costs, losses and liabilities which it may incur in so acting.

(b)
Notwithstanding any other provision of any Finance Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

31.9	Security Agent's obligations

The Security Agent shall promptly:

(a)	copy to the Facility Agent the contents of any notice or document received by it from any Obligor under any Finance Document;

(b)
forward to a Party the original or a copy of any document which is delivered to the Security Agent for that Party by any other Party provided that, except where a Finance Document expressly provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party; and

(c)
inform the Facility Agent of the occurrence of any Default or any default by a Debtor in the due performance of or compliance with its obligations under any Finance Document of which the Security Agent has received notice from any other Party.

31.10	Excluded obligations

Notwithstanding anything to the contrary expressed or implied in the Finance Documents, the Security Agent shall not:

(a)	be bound to enquire as to (i) whether or not any Default has occurred or (ii) the performance, default or any breach by an Obligor of its obligations under any of the Finance Documents;

(b)	be bound to account to any other Party for any sum or the profit element of any sum received by it for its own account;

(c)
be bound to disclose to any other person (including but not limited to any Secured Party) (i) any confidential information or (ii) any other information if disclosure would, or might in its reasonable opinion, constitute a breach of any law or be a breach of fiduciary duty;

(d)	have or be deemed to have any relationship of trust or agency with, any Obligor.

31.11	Responsibility for documentation

None of the Security Agent, any Receiver nor any Delegate shall accept responsibility or be liable for:

(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Security Agent or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents, or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(b)
the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)
any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Finance Documents, the Security Property or otherwise, whether in accordance with an instruction from the Facility Agent or otherwise unless directly caused by its gross negligence or wilful misconduct;

(d)
the exercise of, or the failure to exercise, any judgment, discretion or power given to it by or in connection with any of the Finance Documents, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, the Finance Documents or the Security Property unless, in the case only of any liability to a Finance Party but not to any Obligor, directly caused by its gross negligence or wilful misconduct; or

(e)	any shortfall which arises on the enforcement or realisation of the Security Property.

31.12	Exclusion of liability

(a)
Without limiting Clause 31.13 (No proceedings), none of the Security Agent, any Receiver or any Delegate will be liable for any action taken by it or not taken by it under or in connection with any Finance Document or the Transaction Security, unless directly caused by its gross negligence or wilful misconduct.

(b)
The Security Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by it if it has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by it for that purpose.

(c)
Nothing in this Agreement shall oblige the Security Agent to carry out any "know your customer" or other checks in relation to any person on behalf of any Lender and each Lender confirms to the Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Security Agent.

31.13	No proceedings

No Party (other than the Security Agent, that Receiver or that Delegate) may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Security Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Rights Act.

31.14	Lenders' indemnity to the Security Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the relevant Security Agent's, Receiver's or Delegate's gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under the Finance Documents (unless the relevant Security Agent, Receiver or Delegate has been reimbursed by an Obligor pursuant to a Finance Document).

31.15	Own responsibility

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Secured Party confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)
the legality, validity, effectiveness, adequacy and enforceability of any Finance Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)
whether that Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Security Property, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(d)
the adequacy, accuracy and/or completeness of any information provided by the Security Agent or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)
the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property, and each Secured Party warrants to the Security Agent that it has not relied on and will not at any time rely on the Security Agent in respect of any of these matters.

31.16	No responsibility to perfect Transaction Security

The Security Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Obligor to any of the Charged Property;

(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Finance Documents or the Transaction Security;

(c)
register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any applicable laws in any jurisdiction or to give notice to any person of the execution of any of the Finance Documents or of the Transaction Security;

(d)
take, or to require any of the Obligors to take, any steps to perfect that Obligor's title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under the laws of any jurisdiction; or

(e)	require any further assurances in relation to any of the Finance Documents creating the Transaction Security.

31.17	Insurance by Security Agent

(a)
The Security Agent shall not be under any obligation to insure any of the Charged Property, to require any other person to maintain any insurance or to verify any obligation to arrange or maintain insurance contained in the Finance Documents. The Security Agent shall not be responsible for any loss which may be suffered by any person as a result of the lack of or inadequacy of any such insurance.

(b)
Where the Security Agent is named on any insurance policy as an insured party (following the consent of all Lenders), it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Facility Agent shall have requested it to do so in writing and the Security Agent shall have failed to do so within 14 days after receipt of that request.

31.18	Custodians and nominees

The Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any assets of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

31.19	Acceptance of title

The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any of the Obligors may have to any of the Charged Property and shall not be liable for or bound to require any Obligor to remedy any defect in its right or title.

31.20	Refrain from illegality

Notwithstanding anything to the contrary expressed or implied in the Finance Documents, the Security Agent may refrain from doing anything which in its opinion will or may be contrary to any relevant law, directive or regulation of any jurisdiction and the Security

Agent may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

31.21	Business with the Obligors

The Security Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any of the Obligors.

31.22	Winding up of trust

If the Security Agent, with the approval of the Facility Agent determines that (a) all of the Secured Liabilities and all other obligations secured by the Finance Documents creating the Transaction Security have been fully and finally discharged and (b) none of the Secured Parties is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Obligor pursuant to the Finance Documents:

(a)
the trusts set out in this Agreement shall be wound up and the Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Finance Documents creating the Transaction Security; and

(b)	any Retiring Security Agent shall release, without recourse or warranty, all of its rights under each of the Finance Documents creating the Transaction Security.

31.23	Perpetuity period

The trusts constituted by this Agreement are governed by English law and the perpetuity period under the rule against perpetuities, if applicable to this Agreement, shall be the period of 125 years from the date of this Agreement.

31.24	Powers supplemental

The rights, powers and discretions conferred upon the Security Agent by this Agreement shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by general law or otherwise.

31.25	Disapplication

In addition to its rights under or by virtue of this Agreement and the other Finance Documents, the Security Agent shall have all the rights conferred on a trustee by the Trustee Act 1925, the Trustee Delegation Act 1999, the Trustee Act 2000 and by general law or otherwise, provided that:

(a)	section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement and the other Finance Documents; and

(b)
where there are any inconsistencies between (i) the Trustee Acts 1925 and 2000 and (ii) the provisions of this Agreement and any other Finance Document, the provisions of this Agreement and any other Finance Document shall, to the extent allowed by law, prevail and, in the case of any inconsistency with the Trustee Act 2000, such provisions shall constitute a restriction or exclusion for the purposes of the Trustee Act 2000.

31.26	Obligors: Power of Attorney

Each Obligor by way of security for its obligations under this Agreement irrevocably appoints the Security Agent to be its attorney to do anything which that Obligor has authorised the Security Agent or any other Party to do under this Agreement or is itself required to do under this Agreement but has failed to do (and the Security Agent may delegate that power on such terms as it sees fit).

31.27	Full freedom to enter into transactions

Notwithstanding any rule of law or equity to the contrary, the Security Agent shall be absolutely entitled:

(a)
to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:

(i)	any securities issued or to be issued by any Obligor or any other person; or

(ii)	any options or other derivatives in connection with such securities; and

(c)	to provide advice or other services to the Borrower or any person who is a party to, or referred to in, a Finance Document,

and, in particular, each Servicing Bank shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.

31.28	Resignation of the Security Agent

(a)	The Security Agent may resign and appoint one of its affiliates as successor by giving notice to the Borrower and each Secured Party.

(b)	Alternatively the Security Agent may resign by giving notice to the other Parties in which case the Majority Lenders may appoint a successor Security Agent.

(c)
If the Majority Lenders have not appointed a successor Security Agent in accordance with paragraph (b) above within 30 days after the notice of resignation was given, the Security Agent (after consultation with the Facility Agent) may appoint a successor Security Agent.

(d)
The retiring Security Agent (the "Retiring Security Agent") shall, at its own cost, make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Finance Documents.

(e)
The Security Agent's resignation notice shall only take effect upon (i) the appointment of a successor and (ii) the transfer, by way of a document expressed as a deed, of all of the Security Property to that successor.

(f)
Upon the appointment of a successor, the Retiring Security Agent shall be discharged, by way of a document executed as a deed, from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) of Clause 31.22 (Winding up of trust) and under paragraph (d) above) but shall, in respect of any act or omission by it whilst it was the Security Agent, remain entitled to the benefit of this Clause 31 (The Security Agent), Clause 14.4 (Indemnity to the Security Agent), Clause 31.14 (Lenders' indemnity to the Security Agent) and any other provisions of a Finance Document which are expressed to limit or exclude its liability in acting as Security Agent. Its successor and each of the other

Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.

(g)
The Majority Lenders may, by notice to the Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Borrower.

(h)	The consent of the Borrower (or any other Obligor) is not required for an assignment or transfer of rights and/or obligations by the Security Agent.

31.29	Delegation

(a)
Each of the Security Agent, any Receiver and any Delegate may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any of the rights, powers and discretions vested in it by any of the Finance Documents.

(b)
That delegation may be made upon any terms and conditions (including the power to sub delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Secured Parties and it shall not be bound to supervise, or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such Receiver or Delegate (or sub delegate), unless, in the case only of any liability to a Finance Party but not to any Obligor, directly caused by the gross negligence or wilful misconduct of such Delegate (or sub delegate).

31.30	Additional Security Agents

(a)	The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:

(i)	if it considers that appointment to be in the interests of the Secured Parties; or

(ii)	for the purposes of conforming to any legal requirements, restrictions or conditions which the Security Agent deems to be relevant; or

(iii)	for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to the Borrower and the Facility Agent of that appointment.

(b)
Any person so appointed shall have the rights, powers and discretions (not exceeding those conferred on the Security Agent by this Agreement) and the duties and obligations that are conferred or imposed by the instrument of appointment.

(c)
The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable VAT) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

32.	CONDUCT OF BUSINESS BY THE FINANCE PARTIES

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

33.	SHARING AMONG THE FINANCE PARTIES

33.1	Payments to Finance Parties

If a Finance Party (a "Recovering Finance Party") receives or recovers any amount from an Obligor other than in accordance with Clause 34 (Payment Mechanics) (a "Recovered Amount") and applies that amount to a payment due to it under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Facility Agent;

(b)
the Facility Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Facility Agent and distributed in accordance with Clause 34 (Payment Mechanics), without taking account of any Tax which would be imposed on the Facility Agent in relation to the receipt, recovery or distribution; and

(c)
the Recovering Finance Party shall, within three Business Days of demand by the Facility Agent, pay to the Facility Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Facility Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 34.5 (Application of receipts; partial payments).

33.2	Redistribution of payments

The Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it among the Finance Parties (other than the Recovering Finance Party) (the "Sharing Finance Parties") in accordance with Clause 34.5 (Application of receipts; partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.

33.3	Recovering Finance Party 's rights

On a distribution by the Facility Agent under Clause 33.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor to that Recovering Finance Party.

33.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid to the relevant Obligor by that Recovering Finance Party, then:

(a)
each Sharing Finance Party shall, upon request of the Facility Agent, pay to the Facility Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the "Redistributed Amount"); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

33.5	Exceptions

(a)
This Clause 33 (Sharing Among the Finance Parties) shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.

(b)
A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)
that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 11

ADMINISTRATION

34.	PAYMENT MECHANICS

34.1	Payments to the Facility Agent

(a)
On each date on which an Obligor or a Lender is required to make a payment under a Finance Document other than the Hedging Agreements (where payments shall be made directly to the Hedge Counterparty) and unless a contrary indication appears in a Finance Document, that Obligor or Lender shall make an amount equal to such payment available to the Facility Agent for value on the due date at the time and in such funds specified by the Facility Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency with such bank as the Facility Agent specifies.

34.2	Distributions by the Facility Agent

Each payment received by the Facility Agent under the Finance Documents for another Party shall, subject to Clause 34.3 (Distributions to an Obligor) and Clause 34.4 (Clawback) be made available by the Facility Agent with same day value and as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Facility Agent by not less than five Business Days' notice with a bank in the principal financial centre of the country of that currency or, in the case of an Advance, to such account of such person as may be specified by the Borrower in a Utilisation Request.

34.3	Distributions to an Obligor

The Facility Agent may (with the consent of the Obligor or in accordance with Clause 35 (Set-Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

34.4	Clawback

(a)
Where a sum is to be paid to the Facility Agent under the Finance Documents for another Party, the Facility Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)
If the Facility Agent pays an amount to another Party and it proves to be the case that the Facility Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Facility Agent shall on demand refund the same to the Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Facility Agent, calculated by the Facility Agent to reflect its cost of funds.

34.5	Application of receipts; partial payments

(a)
Subject to paragraph (b) below and except as any Finance Document may otherwise provide, any payment that is received or recovered by any Finance Party under, in connection with, or pursuant to any Finance Document shall be paid to the Facility Agent which shall apply the same in the following order:

(i)	first, in or towards payment of any amounts then due and payable under any of the Finance Documents;

(ii)
secondly, in retention of an amount equal to any amount not then payable under any Finance Document but which the Facility Agent, by notice to the Borrower and the other Finance Parties, states in its opinion will or may become payable in the future and, upon those amounts becoming due and payable, in or towards satisfaction of them; and

(iii)	thirdly, any surplus shall be paid to the Borrower or to any other person who appears to be entitled to it.

(b)
If the Facility Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Facility Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid fees, costs and expenses of the Facility Agent and the Security Agent under the Finance Documents, except for the Hedging Agreements;

(ii)
secondly, in or towards satisfaction pro rata of all amounts to any Finance Party under Clause 14.2(b) which amounts have been already paid by that Finance Party to the Facility Agent, Security Agent, any Receiver or Delegate (as the case may be) pursuant to Clause 30.11 (Lenders' indemnity to the Facility Agent) or Clause 31.14 (Lenders' indemnity to the Security Agent);

(iii)	thirdly, in or towards payment pro rata of any accrued interest or commission due to any Finance Party but unpaid under this Agreement;

(iv)	fourthly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

(v)	fifthly , in or towards payment pro rata of any other sum due to any Finance Party but unpaid under the Finance Documents (except for the Hedging Agreements); and

(vi)	lastly, in or towards payment pro rata of any sum due but unpaid under the Hedging Agreements.

(c)	Paragraphs (a) and (b) above will override any appropriation made by an Obligor.

34.6	No set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

34.7	Business Days

(a)
Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

34.8	Currency of account

(a)	Subject to paragraphs (b) to (c) below, dollar is the currency of account and payment for any sum due from an Obligor under any Finance Document.

(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(c)	Any amount expressed to be payable in a currency other than USD shall be paid in that other currency.

34.9	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)
any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent (after consultation with the Borrower); and

(ii)
any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably).

(b)
If a change in any currency of a country occurs, this Agreement will, to the extent the Facility Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

34.10	Disruption to Payment Systems etc.

If either the Facility Agent determines (in its discretion) that a Disruption Event has occurred or the Facility Agent is notified by the Borrower that a Disruption Event has occurred:

(a)
the Facility Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facility as the Facility Agent may deem necessary in the circumstances;

(b)
the Facility Agent shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)
the Facility Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)
any such changes agreed upon by the Facility Agent and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 42 (Amendments and Waivers);

(e)
the Facility Agent shall not be liable for any damages, costs or losses whatsoever arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 34.10 (Disruption to Payment Systems etc.) unless, in the case only of any liability to a Finance Party but not to any Obligor, directly caused by its gross negligence or wilful misconduct; and

(f)	the Facility Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

34.11	Hedging Agreement

Notwithstanding anything in Clause 1.1 (Definitions), references to the Finance Documents or a Finance Document in Clauses 34.6 (No set-off by Obligors) and 34.8 (Currency of account) do not include any Hedging Agreement.

35.	SET-OFF

A Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

36.	NOTICES

36.1	Communications in writing

Subject to Clause 36.5 (Electronic Communication) below, any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

36.2	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents are:

(a)	in the case of the Borrower, that specified in Part A of Schedule 1 (the Borrower);

(b)
in the case of each Lender or any other Obligor, that specified in Part B of Schedule 1 (Guarantors and Drillships) or Part C of Schedule 1 (the Lenders), respectively, or, if it becomes a Party after the date of this Agreement, that notified in writing to the Facility Agent on or before the date on which it becomes a Party;

(c)	in the case of the Facility Agent, that specified in Part D of Schedule 1 (The Servicing Banks); and

(d)	in the case of the Security Agent, that specified in Part D of Schedule 1 (The Servicing Banks),

or any substitute address, fax number or department or officer as the Party may notify to the Facility Agent (or the Facility Agent may notify to the other Parties, if a change is made by the Facility Agent) by not less than five Business Days' notice.

36.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post with postage prepaid in an envelope addressed to it at that address,

and, if a particular department or officer is specified as part of its address details provided under Clause 36.2 (Addresses), if addressed to that department or officer.

(b)
Any communication or document to be made or delivered to a Servicing Bank will be effective only when actually received by that Servicing Bank and then only if it is expressly marked for the attention of the department or officer of that Servicing Bank specified in Schedule 1 (The Parties) (or any substitute department or officer as that Servicing Bank shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Facility Agent unless otherwise specified in any Finance Document.

(d)	Any communication or document made or delivered to the Borrower in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.

(e)
Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

36.4	Notification of address and fax number

(a)
Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 36.2 (Addresses) or changing its own address or fax number, the Facility Agent shall notify the other Parties.

36.5	Electronic communication

(a)
It is recognised that one of the main methods of communication between the Facility Agent and the other Finance Parties will be by posting information and documentation onto an electronic website designated by the Facility Agent.

(b)
Subject to sub-paragraph (a) above, any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means, to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication and if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days' notice.

(c)
Any electronic communication made between those two Parties will be effective only when actually received in readable form and in the case of any electronic communication made by a Party to the Facility Agent only if it is addressed in such a manner as the Facility Agent shall specify for this purpose.

(d)	Any electronic communication which becomes effective, in accordance with paragraph (b) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

36.6	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)
if not in English, and if so required by the Facility Agent, accompanied by a certified English translation prepared by a translator approved by the Facility Agent and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

37.	CALCULATIONS AND CERTIFICATES

37.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

37.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

37.3	Day count convention

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days.

37.4	Hedging Agreement

Notwithstanding anything in Clause 1.1 (Definitions), references to the Finance Documents or a Finance Document in clause 37.3 (Day count convention) do not include any Hedging Agreement entered into by the Borrower with a Hedge Counterparty in connection with the Facility.

38.	PARTIAL INVALIDITY

If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

39.	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right or remedy under the Finance Documents shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any of the Finance Documents on the part of a Secured Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

40.	SETTLEMENT OR DISCHARGE CONDITIONAL

Any settlement or discharge under any Finance Document between any Finance Party and any Obligor shall be conditional upon no security or payment to any Finance Party by any Obligor or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.

41.	IRREVOCABLE PAYMENT

If the Facility Agent considers that an amount paid or discharged by, or on behalf of, an Obligor or by any other person in purported payment or discharge of an obligation of that Obligor to a Finance Party under the Finance Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Obligor or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Finance Documents.

42.	AMENDMENTS AND WAIVERS

42.1	Required consents

(a)
Subject to Clause 42.2 (Exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and, in the case of an amendment, the Obligors and any such amendment or waiver will be binding on all Parties.

(b)	The Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 42 (Amendments and Waivers).

42.2	Exceptions

(a)	An amendment or waiver that has the effect of changing or which relates to:

(i)	the definition of "Majority Lenders" in Clause 1.1 (Definitions);

(ii)	a postponement to or extension of the date of payment of any amount under the Finance Documents;

(iii)	a reduction in the Applicable Margin or the amount of any payment of principal, interest, fees or commission payable;

(iv)	an increase in or extension of any Commitment or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the Facility;

(v)	a change to any Obligor;

(vi)	any provision which expressly requires the consent of all the Lenders;

(vii)	this Clause 42 (Amendments and Waivers);

(viii)
any change to the preamble (Background), Clause 2 (The Facilities ), Clause 3 (Purpose), Clause 5 (Utilisation), Clause 8 (Interest), Clause 25 (Application of Earnings), Clause 28 (Changes to the Lenders) or Clause 34.5;

(ix)
any release of, or material variation to, any Transaction Security, guarantee, indemnity or subordination arrangement set out in a Finance Document, save where the provisions of Clauses 21.17 (Disposals) and 7.8 (Mandatory prepayment on sale or Total Loss) are complied with; or

(x)	the nature or scope of the guarantee and indemnity granted under Clause 17 (Guarantee and Indemnity);

shall not be made without the prior consent of all the Lenders.

(b)	Without prejudice to Clause (a) above, an amendment to or waiver that has the effect of changing or which relates to the following GIEK Conditions:

(i)	Clause 1.5 (Third party rights);

(ii)	Clause 11.3 (Fees payable in respect of the GIEK Guarantee); and

(iii)	Clause 27 (Recourse Requirements and Rights of Subrogation);

shall, in addition to consent of the Majority Lenders, not be made without the prior written consent of Eksportkreditt.

(c)
An amendment or waiver which relates to the rights or obligations of a Servicing Bank, a Hedge Counterparty or a Mandated Lead Arranger (each in their capacity as such) may not be effected without the consent of that Servicing Bank, Hedge Counterparty or, as the case may be, the Mandated Lead Arranger.

43.	CONFIDENTIALITY

43.1	Confidential Information

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 43.2 (Disclosure of Confidential Information), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

43.2	Disclosure of Confidential Information

Any Finance Party may disclose:

(a)
to any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)
to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents and to any of that person's Affiliates, Representatives and professional advisers;

(ii)
with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Representatives and professional advisers;

(iii)
appointed by any Finance Party or by a person to whom paragraph (b)(i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (c) of Clause 30.13 (Relationship with the Lenders));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or (b)(ii) above;

(v)
to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitrations, administrative or other investigations, proceedings or disputes;

(vii)	to whom or for whose benefit that Finance Party chargers, assigns or otherwise creates Security (or may do so) pursuant to Clause 28.8 (Security over Lenders' rights);

(viii)	who is a Party; or

(ix)	with the consent of a Guarantor;

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)
in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has undertaken to maintain the confidentiality of the information or is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)
in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has undertaken to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)
in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;

(c)
to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has undertaken to maintain the confidentiality of the information by entering into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party;

(d)
to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors.

(e)
Kexim, GIEK and Eksportkreditt may without the prior consent of any Obligor publish key information concerning the GIEK Guarantee, this Agreement and the transactions contemplated thereby, including but not limited to key information regarding the currency, amount and purpose of the Total Commitments, the Loan and the amount guaranteed by GIEK, the name of the Parties and their country of residence, the name of the Builder, the type of drillships, the date of this Agreement and the issuance of the GIEK Guarantee.

43.3	Entire agreement

This Clause 43 (Confidentiality) constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

43.4	Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

43.5	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:

(a)
of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of Clause 43.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 43 (Confidentiality).

43.6	Continuing obligations

The obligations in this 43 (Confidentiality) are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 Months from the earlier of:

(a)	the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceased to be a Finance Party.

44.	COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

SECTION 12

GOVERNING LAW AND ENFORCEMENT

45.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

46.	ENFORCEMENT

46.1        Jurisdiction

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

(c)
This Clause 46.1 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

46.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)
irrevocably appoints Ince Process Agents Ltd of International House, 1, St. Katharine's Way, London E1W 1AY, United Kingdom as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within three days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE PARTIES

PART A

THE BORROWER

Name	Place of Incorporation	Registration number	Address for Communication
Drillships Ocean Ventures Inc.	Marshall Islands	55652	c/o OCEAN RIG UDW INC., Cyprus office, 10 Skopa street, Nicosia, Cyprus

SCHEDULE 1

THE PARTIES

PART B

GUARANTORS AND DRILLSHIPS

1              Guarantors

Name	Place of Incorporation	Registration no.	Address for Communication
Ocean Rig UDW Inc.	Marshall Islands	27330	c/o Ocean Rig UDW Inc., Cyprus office, 10 Skopa street, Nicosia, Cyprus
Drillship Kythnos Owners Inc.	Marshall Islands	47636	c/o Ocean Rig UDW Inc., Cyprus office, 10 Skopa street, Nicosia, Cyprus
Drillship Kythnos Shareholders Inc.	Marshall Islands	47637	c/o Ocean Rig UDW Inc., Cyprus office, 10 Skopa street, Nicosia, Cyprus
Drillship Skiathos Owners Inc.	Marshall Islands	45866	c/o Ocean Rig UDW Inc., Cyprus office, 10 Skopa street, Nicosia, Cyprus
Drillship Skiathos Shareholders Inc.	Marshall Islands	45868	c/o Ocean Rig UDW Inc., Cyprus office, 10 Skopa street, Nicosia, Cyprus
Drillship Skyros Owners Inc.	Marshall Islands	46347	c/o Ocean Rig UDW Inc., Cyprus office, 10 Skopa street,Nicosia, Cyprus
Drillship Skyros Shareholders Inc.	Marshall Islands	46346	c/o Ocean Rig UDW Inc., Cyprus office, 10 Skopa street, Nicosia, Cyprus
Ocean Rig Cunene Operations Inc.	Marshall Islands	56812	c/o Ocean Rig UDW Inc., Cyprus office, 10 Skopa street,Nicosia, Cyprus
Drillships Ocean Ventures Operations Inc.	Marshall Islands	56152	c/o Ocean Rig UDW Inc., Cyprus office, 10 Skopa street, Nicosia, Cyprus

Ocean Rig Block 33 Brasil	Netherlands	55821464	Claude Debussylaan
Cooperatief U.A.			24, 1082 MD Amsterdam, the Netherlands
Ocean Rig Block 33 Brasil B.V.	Netherlands	55821812	Claude Debussylaan
			24, 1082 MD Amsterdam, the Netherlands

2              Drillships

Name, Hull No. and Drillship Owner	Satisfactory Drilling Contract	Intra-Group Charterer	Approved Registry
Drillship Athena ultra-deepwater drillship known as SHI Hull No. 2032 and to be named "Ocean Rig Athena" Owned by Drillship Kythnos Owners Inc.	Client:	Ocean Rig Cunene Operations Inc.	Marshall Islands
Conoco Phillips Angola 36 Ltd and Conoco Phillips Angola 37 Ltd Date of contract:
15 November 2012 Expiry date:
Three years from the commencement date under the contract
Drillship Mylos ultra-deepwater drillship known as SHI Hull No. 1979 and to be named "Ocean Rig Mylos" Owned by Drillship Skiathos Owners Inc.	Client:	Ocean Rig Block 33 Brasil B.V.	Marshall Islands
Repsol Sinopec Brasil S.A Date of contract:
17 August 2012 Expiry date:
Three years from the commencement date under the contract
DrillshipSkyros ultra-deepwater drillship known as SHI Hull No. 2013 and to be named "Ocean Rig Skyros" Owned by Drillship Skyros Owners Inc.	Client:		Marshall Islands
Date of contract:
Expiry date:

SCHEDULE 1

THE PARTIES

PART C

THE LENDERS

Name of Lender	Commitment	Address for Communication
THE ORIGINAL COMMERCIAL LENDERS
DNB Bank ASA	Commercial Athena Facility: USD 41,333,333.33 Commercial Mylos Facilities: USD 41,333,333.33 Commercial Skyros Facility: USD 41,333,333.34 Total Commitment: USD 124,000,000	DNB Bank ASA, Dronning Eufemias gate 30, 0191 Oslo, Norway P O Box 1600 Sentrum Bjorvika M-14 S, 0021 Oslo, Norway Attention: Anne-Lise Iversen, Credit Middle Office and Agency Fax: + 47 22482894
Nordea Bank Finland Plc., London Branch	Commercial Athena Facility: USD 25,000,000 Commercial Mylos Facilities: USD 25,000,000 Commercial Skyros Facility: USD 25,000,000 Total Commitment: USD 75,000,000
Nordea Bank Finland Plc., London
Branch
55 Basinghall Street,
London EC2V 5NB,
United Kingdom

Admin matters:
Mike Sheppard/Andy Searle
Fax: +44 (0)20 7726 9102

Credit matters:
Martin Kahm/Sandra Pavic-Watkinson
Fax: +44 (0)20 7726 9188

ABN AMRO Bank N.V., Oslo Branch	Commercial Athena Facility: USD 24,333,333.33 Commercial Mylos Facilities: USD 24,333,333.34 Commercial Skyros Facility: USD 24,333,333.33 Total Commitment: USD 73,000,000	ABN AMRO Bank N.V., Oslo Branch, Olav V Gate 5, 0161Oslo PB 2069 Vika, 0125 Oslo Attention: Petter H Bakke Fax: +47 23 11 49 40
DVB Bank SE, Nordic Branch	Commercial Athena Facility: USD 10,666,666,67 Commercial Mylos Facilities: USD 10,666,666,67 Commercial Skyros Facility: USD 10,666,666,66 Total Commitment: USD 32,000,000	DVB Bank SE Nordic Branch, Strandgaten 18, 5013 Bergen, Norway Attention: Kristin Olstad Fax: +47 55 30 94 75

Skandinaviska Enskilda Banken AB (publ)	Commercial Athena Facility: USD 24,333,333.33 Commercial Mylos Facilities: USD 24,333,333.33 Commercial Skyros Facility: USD 24,333,333.34 Total Commitment: USD 73,000,000	Skandinaviska Enskilda Banken AB (publ), Rissneleden 110, Structured Credits Operations, RA8, S-106 40 Stockholm, Sweden Attention: Annika Forsberg Fax: +46 8 611 0384
Swedbank AB (publ)	Commercial Athena Facility: USD 24,333,333.34 Commercial Mylos Facilities: USD 24,333,333.33 Commercial Skyros Facility: USD 24,333,333.33 Total Commitment: USD 73,000,000	Swedbank AB Oslo, Filipstad Brygge 1, 0252 Oslo, Norway PO Box 1441 Vika, N-0115 Oslo Operations: Attention: Rune Kittilsen Fax: +47 231 162 01 Credit Matters: Attention: Johan Erland
EKSPORTKREDITT
Eksportkreditt Norge AS	Eksportkreditt GIEK Athena Facility: USD 150,000,000 Eksportkreditt GIEK Mylos Facility: USD 150,000,000 Eksportkreditt GIEK Skyros Facility: USD 150,000,000 Total Commitment: USD 450,000,000	Hieronymus Heyerdahls gate 1, 0160 Oslo, Norway Attention: Loan administration Fax: +47 22 31 35 01
KEXIM
The Export-Import Bank of Korea	Kexim Athena Facility: USD 150,000,000 Kexim Mylos Facility: USD 150,000,000 Kexim Skyros Facility: USD 150,000,000 Total Commitment: USD 450,000,000
The Export-Import Bank of Korea,
38 Eunhaeng-ro(16-1 Yeouido-dong)
Yeongdeungpo-gu,
Seoul,
Republic of Korea

Credit matters:
Attention: Jong Bae, Yang / Yun Flee, Kim
jbyang@koreaexim.go.kr,
withuni@koreaexim.go.kr

Administration matters:
Attention: In Gun, Yeo / Yun Hee, Kim
igyeo@koreaexim.go.kr
withuni@koreaexim.go.kr

Fax: 82-2-3779-6778

SCHEDULE 1

THE PARTIES

PART D

THE SERVICING BANKS

Facility Agent	Address for Communication
DNB Bank ASA	DNB Bank ASA, Dronning Eufemias gate 30, 0191 Oslo, Norway
P O Box 1600 Sentrum BOrvika
M-14 S, 0021Oslo, Norway
Attention: Anne-Lise Iversen, Credit
Middle Office and Agency
E-mail: anne-lise.iversen@dnb.no
Tel: + 47 48014249
Fax: + 47 22482894

Security Agent	Address for Communication
DNB Bank ASA	DNB Bank ASA, Dronning Eufemias gate 30, 0191 Oslo, Norway
P O Box 1600 Sentrum Bjorvika
M-14 S, 0021Oslo, Norway
Attention: Anne-Lise Iversen, Credit
Middle Office and Agency
E-mail: anne-lise.iversen@dnb.no
Tel: + 47 48014249
Fax: + 47 22482894

SCHEDULE 2

CONDITIONS PRECEDENT

PART A

CONDITIONS PRECEDENT TO THE FIRST UTILISATION REQUEST

1.	Obligors

1.1	Certificate of incorporation (or similar) and up to date articles of the Dutch Obligors.

1.2	By-laws (or similar) (if applicable).

1.3	Updated Good Standing Certificate for all Obligors incorporated in the Marshall Islands (or, in respect of Dutch Obligors, an updated extract from the Dutch Register of companies).

1.4	A copy of a resolution of the board of directors and shareholders (if applicable) of each Obligor:

(a)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;

(b)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and

(c)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, a Utilisation Request and each Selection Notice) to be signed and/or despatched by it under, or in connection with, the Finance Documents to which it is a party.

1.5
An original of the power of attorney of any Obligor authorising a specified person or persons to execute the Finance Documents to which it is a party (notarised and apostilled if requested by the Facility Agent).

1.6	Passport photocopies for all Directors certified by the legal advisor of the Borrower.

1.7	A Directors/Secretary's Certificate, certifying and attaching the constitutional documents and authorisations referred to in paragraph 1.1-1.5 above and

(a)	certifying that each copy document is correct, complete and in full force and effect as at a the date of this Agreement;

(b)	certifying the identity of its directors, officers and (except for the Parent) shareholder(s); and

(c)	confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on that Obligor to be exceeded.

1.8
A certificate of each Obligor that is incorporated outside the UK (signed by a director) certifying either that (i) it has not delivered particulars of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or (ii) it has a UK Establishment and specifying the name and registered number under which it is registered with the Registrar of Companies.

2.	Finance Documents

2.1	This Agreement duly executed.

2.2	The Fee Letters duly executed.

2.3	The Hedging Agreements.

2.4	The Accounts Security duly executed, together with notice to and acknowledgement from the Account Bank.

2.5
The Shares Security duly executed, together with (if applicable) original share certificates, stock powers, undated directors' letters of resignation and irrevocable proxies or such other deliverables as required by the legal advisers to the Finance Parties.

3.	Specific GIEK / Eksportkreditt documents

3.1	The GIEK Guarantee.

3.2
Written confirmation from Watson, Farley & Williams, London, legal advisers to the Finance Parties in England, addressed to Eksportkreditt and/or the Facility Agent, in such form and subject to such qualifications as agreed between the Facility Agent, Eksportkreditt and Watson, Farley & Williams, that all GIEK Conditions have been included in the Finance Documents.

3.3	The requirements by GIEK pursuant to the GIEK Guarantee being met.

4.	Shipbuilding Contracts

4.1	Copies of all Shipbuilding Contracts and of all documents signed or issued by each Drillship Owner or the Builder (or both of them) under or in connection with each such agreement.

4.2
Such documentary evidence as the Facility Agent and its legal advisers may require in relation to the due authorisation and execution by the relevant Drillship Owner of the Shipbuilding Contract and of all documents to be executed by such party.

5.	Satisfactory Drilling Contract

5.1	A copy of the Satisfactory Drilling Contract for the relevant Drillship and of all documents signed or issued under or in connection with it.

5.2	A certificate of an authorised signatory of the Borrower that the Satisfactory Drilling Contract for the relevant Drillship is in full force and existence and that there has been no amendments to it.

5.3	A summary of the Satisfactory Drilling Contracts prepared by legal advisors to the Finance Parties.

5.4
Board resolutions and powers of attorneys evidencing the due authorisation and execution by the relevant Drillship Owner and the Intra-Group Charterer of all documents to be executed by that Drillship Owner and Intra-Group Charterer under or in connection with the relevant Bareboat Charter and/or a Satisfactory Drilling Contract.

6.	Other documents and evidence

6.1	Evidence that any process agent referred to in Clause 46.2 (Service of process), if not an Obligor, has accepted its appointment.

6.2	If relevant, confirmation that any withholding tax will be paid or application to tax authorities is or will be sent.

6.3	A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any Finance Document or any related document or for the validity and enforceability of any Finance Document and/or related document.

6.4
The Original Financial Statements and, if available, audited consolidated financial statements of the Parent and unaudited consolidated financial statements of the Borrower for the financial year ended 31 December 2012.

6.5
To the extent applicable, such evidence as the Facility Agent may require for the Finance Parties to be able to satisfy each of their "know your customer" or similar identification procedures in relation to the transactions contemplated by the Finance Documents, including without limitation a written statement of each Obligor listing the natural persons ultimately and beneficially controlling and/or owning more than 25 per cent. of each of the Obligors.

6.6	Evidence that any fees, costs and expenses then due from the Borrower pursuant to Clause 11 (Fees) and Clause 16 (Costs and Expenses) have been paid or will be paid.

7.	Legal opinions

7.1	A legal opinion of Watson, Farley & Williams, London, legal advisers to the Finance Parties in England, in such form as agreed between that legal adviser and the Finance Parties.

7.2	A legal opinion of Watson, Farley & Williams (New York) LLP, legal advisers to the Finance Parties in the Marshall Islands, in such form as agreed between that legal adviser and the Finance Parties.

7.3	A legal opinion of Nauta Dutilh, legal advisers to the Finance Parties in the Netherlands, in such form as agreed between that legal adviser and the Finance Parties.

7.4	A legal opinion of Wikborg Rein, legal advisers to the Finance Parties in Norway, in such form as agreed between that legal adviser and the Finance Parties.

7.5	A legal opinion of the legal advisers to the Finance Parties in any other relevant jurisdiction, in such form as agreed between that legal adviser and the Finance Parties.

SCHEDULE 2

CONDITIONS PRECEDENT

PART B

CONDITIONS PRECEDENT TO SUBSEQUENT UTILISATION REQUESTS

1.	Obligor

1.1
A certificate of the Directors/Secretary of each Obligor certifying that each copy document which it provided under Part A, section 1 of Schedule 2 (Conditions Precedent to First Utilisation Request) is correct, complete and in full force and effect as at the relevant Utilisation Date.

2.	Satisfactory Drilling Contract

2.1
A copy of the Satisfactory Drilling Contract for the relevant Drillship and of all documents signed or issued under or in connection with it by the relevant Drillship Owner and the Client (or both of them).

2.2	A certificate of an authorised signatory of the Borrower that the Satisfactory Drilling Contract for the relevant Drillship is in full force and existence and that there has been no amendments to it.

2.3	A summary of the Satisfactory Drilling Contracts prepared by legal advisors to the Finance Parties.

2.4
Board resolutions and powers of attorneys evidencing the due authorisation and execution by the relevant Drillship Owner and the Intra-Group Charterer of all documents to be executed by that Drillship Owner and Intra-Group Charterer under or in connection with the relevant Bareboat Charter and/or a Satisfactory Drilling Contract.

3.	Other documents and evidence

3.1
A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any Finance Document or any Satisfactory Drilling Contract or for the validity and enforceability of any Finance Document or any Satisfactory Drilling Contract.

3.2	The Original Financial Statements and the latest financial annual accounts of the Parent and the Borrower.

3.3	Evidence that the fees, costs and expenses then due from the Borrower pursuant to Clause 11 (Fees) and Clause 16 (Costs and Expenses) have been paid or will be paid by the relevant Utilisation Date.

SCHEDULE 2

CONDITIONS PRECEDENT

PART C

CONDITIONS PRECEDENT TO EACH UTILISATION

1.	Obligors

1.1	Updated Good Standing Certificate for each Drillship Owner.

2.	Finance Documents

2.1
The Mortgage duly executed, together with documentary evidence that the Mortgage has been duly registered as a valid first preferred ship mortgage in accordance with the laws of the jurisdiction of the Approved Flag.

2.2	The General Assignment duly executed and perfected.

2.3	the Manager's Undertaking.

3.	Drillship

3.1	Documentary evidence that the Drillship:

(a)
has been unconditionally delivered by the Builder to, and accepted by, the relevant Drillship Owner under the Shipbuilding Contract, including but not limited to a copy of the protocol of delivery and acceptance for that Drillship with no material recommendations or adverse notations, and that the full purchase price payable (including the equity payable) and all other sums due to the Builder under the Shipbuilding Contract, other than the sums to be financed pursuant to the Utilisation have been paid to the Builder;

(b)	is definitively and permanently registered in the name of the relevant Drillship Owner under the Approved Flag;

(c)	is in the absolute and unencumbered ownership of the relevant Drillship Owner save as contemplated by the Finance Documents;

(d)	maintains the Approved Classification with the Approved Classification Society; and

(e)	is insured in accordance with the provisions of this Agreement and all requirements in this Agreement in respect of insurances have been complied with.

3.2
Documents establishing that the Drillship will, as from the Utilisation Date, be managed by the Manager, together with copies of the Manager's Document of Compliance and of the Drillship's Safety Management Certificate (together with any other details of the applicable safety management system which the Facility Agent requires) and of any other documents required under the ISM Code and the ISPS Code in relation to the Drillship including without limitation an ISSC.

3.3	An opinion from an independent insurance consultant acceptable to the Facility Agent on such matters relating to the Insurances as the Facility Agent may require.

3.4
Evidence of the Market Value of the relevant Drillship, confirming that the Market Value of the relevant Drillship (or, in respect of the second and third Drillship to be delivered, the relevant Drillship together with Drillship(s) already delivered) exceeds 140 per cent. of the Loan.

4.	Specific GIEK/Eksportkreditt documents

4.1
Written confirmation from Watson, Farley & Williams, London, legal advisers to the Finance Parties in England, addressed to Eksportkreditt and/or the Facility Agent, in such form and subject to such qualifications as agreed between the Facility Agent, Eksportkreditt and Watson, Farley & Williams, that all conditions precedent for disbursing the proposed Eksportkreditt GIEK Facility Loan have been fulfilled.

4.2	The requirements by GIEK pursuant to the GIEK Guarantee being met.

5.	Legal opinions

5.1	A legal opinion of Watson, Farley & Williams, London, legal advisers to the Finance Parties in England, in such form as agreed between that legal adviser and the Finance Parties.

5.2	A legal opinion of Watson, Farley & Williams (New York) LLP, legal advisers to the Finance Parties in the Marshall Islands, in such form as agreed between that legal adviser and the Finance Parties.

5.3	A legal opinion of Nauta Dutilh, legal advisers to the Finance Parties in the Netherlands, in such form as agreed between that legal adviser and the Finance Parties.

5.4	A legal opinion of the legal advisers to the Finance Parties in any other relevant jurisdiction, in such form as agreed between that legal adviser and the Finance Parties.

SCHEDULE 3

REQUESTS

PART A

UTILISATION REQUEST

From:	Drillships Ocean Ventures Inc.
To:	DNB Bank ASA (the Facility Agent)
Dated:	[●]

Dear Sirs

Drillships Ocean Ventures Inc. — Facility Agreement dated [•] (the "Agreement")

1	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2
We wish to make the following [Commercial Athena Facility Loan / Commercial Mylos Facility Loan / Commercial Skyros Facility Loan / Eksportkreditt GIEK Athena Facility Loan / Eksportkreditt GIEK Mylos Facility Loan / Eksportkreditt GIEK Skyros Facility Loan/ Kexim Athena Facility Loan / Kexim Mylos Facility Loan / Kexim Skyros Facility Loan]:

Proposed Utilisation Date:	[●] (or, if that is not a Business Day, the next Business Day)

Amount:	[●] or, if less, the Available Facility

Interest Period:	[●]

3
We confirm that each condition specified in Clause 4.1 (Initial conditions precedent) and Clause 4.2 (Eksportkreditt conditions precedent) and Clause 4.3 (Further conditions precedent) as they relate to the Advance to which this Utilisation Request refers of the Agreement is satisfied on the date of this Utilisation Request.

4	The proceeds of this Advance should be credited to [account].

5	This Utilisation Request is irrevocable.

Yours faithfully

[•]

authorised signatory for
Drillships Ocean Ventures Inc.

SCHEDULE 3

REQUESTS

PART B

SELECTION NOTICE

From:	Drillships Ocean Ventures Inc.
To:	DNB Bank ASA (the Facility Agent)
Dated:	[●]

Dear Sirs

Drillships Ocean Ventures Inc. - Facility Agreement dated [●] (the "Agreement")

1	We refer to the Agreement. This is a Selection Notice. Terms defined in the Agreement have the same meaning in this Selection Notice unless given a different meaning in this Selection Notice.

2
We request that the next Interest Period for the [Commercial Athena Facility Loan / Commercial Mylos Facility Loan / Commercial Skyros Facility Loan / Eksportkreditt GIEK Athena Facility Loan / Eksportkreditt GIEK Mylos Facility Loan / Eksportkreditt GIEK Skyros Facility Loan / Kexim Athena Facility Loan / Kexim Mylos Facility Loan / Kexim Skyros Facility Loan] be [●].

3	This Selection Notice is irrevocable.

Yours faithfully

[●l

authorised signatory for
Drillships Ocean Ventures Inc.

SCHEDULE 4

MANDATORY COST FORMULAE

1.
The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2.
On the first day of each Interest Period (or as soon as possible thereafter) the Facility Agent shall calculate, as a percentage rate, a rate (the "Additional Cost Rate") for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Facility Agent as a weighted average of the Lenders' Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the Loan) and will be expressed as a percentage rate per annum.

3.
The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Facility Agent. This percentage will be certified by that Lender in its notice to the Facility Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender's participation in the Loan made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4.	The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Facility Agent as follows:

A x 0.01 per cent. per annum 300

Where "A" is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Facility Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Facility Agent pursuant to paragraph 6 below and expressed in pounds per £1,000,000.

5.	For the purposes of this Schedule:

5.1	"Special Deposits" has the meaning given to it from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

5.2
"Fees Rules" means the rules on periodic fees contained in the Financial Services Authority Fees Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

5.3
"Fee Tariffs" means the fee tariffs specified in the Fees Rules under the activity group A.I Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

5.4	"Tariff Base" has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6.
If requested by the Facility Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Facility Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Reference Bank.

7.
Each Lender shall supply any information required by the Facility Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

7.1	the jurisdiction of its Facility Office; and

7.2	any other information that the Facility Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Facility Agent of any change to the information provided by it pursuant to this paragraph.

8.
The rates of charge of each Reference Bank for the purpose of A above shall be determined by the Facility Agent based upon the information supplied to it pursuant to paragraph 7 above and on the assumption that, unless a Lender notifies the Facility Agent to the contrary, each Lender's obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

9.
The Facility Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

10.
The Facility Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3 and 7 above.

11.
Any determination by the Facility Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.

12.
The Facility Agent may from time to time, after consultation with the Borrower and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.

SCHEDULE 5

FORM OF TRANSFER CERTIFICATE

To:	DNB Bank ASA (the Facility Agent)
From:	[The Existing Lender] (the "Existing Lender") and [The New Lender] (the "New Lender")
Dated:	[●]

Drillships Ocean Ventures Inc. — Facility Agreement dated [•] (the "Agreement")

1
We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2	We refer to Clause 28.5 (Procedure for transfer) of the Agreement:

(a)
The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all of the Existing Lender's rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment and participation in the Loan under the Agreement as specified in the Schedule in accordance with Clause 28.5 (Procedure for transfer) of the Agreement, subject to a fee of USD 5,000 payable to the Facility Agent (for its own account).

(b)	The proposed Transfer Date is [•].

(c)	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 36.2 (Addresses) of the Agreement are set out in the Schedule.

3	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 28.4 (Limitation of responsibility of Existing Lenders) of the Agreement
.
4	same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

5	This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

6	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

Note: The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

THE SCHEDULE

Commitment/rights and obligations to be transferred

[insert relevant details]

[Facility Office address, fax number and attention details

for notices and account details for payments.]

[Existing Lender]	[New Lender]

By:[●]	By:[●]

This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as [●].

[Facility Agent]

By: [●]

[Borrower]

By: [●]

SCHEDULE 6

FORM OF ASSIGNMENT AGREEMENT

To:	DNB Bank ASA (the Facility Agent) and Drillships Ocean Ventures Inc. as Borrower, for and on behalf of each Obligor

From:	[the Existing Lender] (the "Existing Lender") and [the New Lender] (the "New Lender")

Dated:	[●]

Driliships Ocean Ventures Inc. - Facility Agreement dated [●] (the "Agreement")

1
We refer to the Agreement. This is an Assignment Agreement. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2	We refer to Clause 28.6 (Procedure for assignment):

(a)
The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement, the other Finance Documents and in respect of the Transaction Security which correspond to that portion of the Existing Lender's Commitment and participations in the Loan under the Agreement as specified in the Schedule, subject to a fee of USD 5,000 payable to the Facility Agent (for its own account).

(b)
The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender's Commitments and participations in the Loan under the Agreement specified in the Schedule.

(c)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.

3	The proposed Transfer Date is [●].

4	On the Transfer Date the New Lender becomes Party to the Finance Documents as a Lender.

5	The Facility Office and address, fax, number and attention details for notices of the New Lender for the purposes of Clause 36.2 (Addresses) are set out in the Schedule.

6	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph (c) of Clause 28.4 (Limitation of responsibility of Existing Lenders).

7
This Assignment Agreement acts as notice to the Facility Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 28.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), to the Borrower (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

8	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

9	This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

10	This Assignment Agreement has been entered into on the date stated at the beginning of the Assignment Agreement.

Note: The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Lender's interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

THE SCHEDULE

Commitment rights and obligations to be transferred by assignment, release and accession

[insert relevant details]

[Facility office address, fax number and attention details for notices and account details for payments]

[Existing Lender]	[New Lender]

By:	By:

This Assignment Agreement is accepted by the Facility Agent and the Transfer Date is confirmed as fol.

Signature of this Assignment Agreement by the Facility Agent constitutes confirmation by the Facility Agent of receipt of notice of the assignment referred to herein, which notice the Facility Agent receives on behalf of each Finance Party.

[Facility Agent]

By:

[Borrower]

By: [●]

SCHEDULE 7

FORM OF COMPLIANCE CERTIFICATE

To:	DNB Bank ASA (the Facility Agent)

From:	Ocean Rig UDW Inc. (as Parent and Guarantor)

Dated:	[●] [To be delivered no later than 120/ 60 days after each reporting date]

Dear Sirs

Drillships Ocean Ventures Inc. — Facility Agreement dated [●] (the "Agreement")

We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

We confirm that as at [●] [insert relevant reporting date]:

1	Minimum Cash and Cash Equivalents, Clause 20.1

The Cash and Cash Equivalents of the Group was [●] and was [●] for the Borrower, while the minimum Cash and Cash Equivalents required for the Group is USD [●] and [●] for the Borrower.

2	Leverage Ratio, Clause 20.2

The Leverage Ratio of the Group was [ ] while the Leverage Ratio is required not to exceed 5.0 : 1.

3	Equity Ratio, Clause 20.5

The Equity Ratio of the Group was [ ] while the minimum Equity Ratio shall not be less than 35 per cent.

4	Interest Cover Ratio, Clause 20.3

The Interest Cover Ratio of the Group was [ ] while the Interest Cover Ratio shall be minimum 3.0 : 1.

5	Current Ratio, Clause 20.4

The Current Ratio of the Group was [ ] while the Current Ratio shall be greater than 1.1.

6	Market Value, Clause 24.2

The Market Value of each of the Drillships, and the Drillships in aggregate is attached as Appendix I hereto while the minimum Market Value shall not be less than 140 per cent. of the Loan.

7	No Default

8
We confirm that, as of the date hereof (i) each of the representations and warranties set out in Clause 18 (Representations) of the Agreement is true and correct, and (ii) no event or circumstances has occurred and is continuing which constitute or may constitute a Default and/or an Event of Default.

Yours sincerely
for and on behalf of
OCEAN RIG UDW INC.

By:  _____________________________

Name:

Title: [authorised officer]

By: _____________________________

Name:

Title: [authorised officer]

SCHEDULE 8

FORM OF ACCESSION LETTER

To:	DNB Bank ASA (the Facility Agent)

From:	Drillships Ocean Ventures Inc. [●] as Additional Guarantor

Dated:	[●]

Dear Sirs

Drillships Ocean Ventures Inc. — Facility Agreement dated [●] (the "Agreement")

We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning when used in this Accession Letter unless given a different meaning in this Accession Letter.

1
[●], a company duly incorporated under the laws of [●], agrees to become an Additional Guarantor and to be bound by the terms of the Agreement as an Additional Guarantor pursuant to Clause 21.11 (New Guarantors) of the Agreement and provide such Security as required thereunder.

2	This Accession Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Accession Letter.

3	This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

Yours faithfully

[●]

authorised signatory for
Drillships Ocean Ventures Inc. (as Borrower)

[●]

authorised signatory for
[●] (as Additional Guarantor)

This Accession Letter is accepted by the Facility Agent

[●1

authorised signatory for
DNB Bank ASA

SCHEDULE 9

REPAYMENTS

Vessel 1
		Repayment Installments
	Vessel	Vessel	GIEK	KEXIM	Commercial
Date	Outstanding	Repayments	Tranche	Tranche	Tranche

2013 - Q3*	450,000,000	-450,000,000	150,000,000	150,000,000	150,000,000
2013 - Q4	440,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2014 - Q1	430,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2014 - Q2	420,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2014 - Q3	410,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2014 - Q4	400,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2015 - Q1	390,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2015 - Q2	380,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2015 - Q3	370,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2015 - Q4	360,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2016 - Q1	350,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2016 - Q2	340,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2016 - Q3	330,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2016 - Q4	320,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2017 - Q1	310,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2017 - Q2	300,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2017 - Q3	290,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2017 - Q4	280,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2018 - Q1	270,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2018 - Q2	260,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2018 - Q3**	250,000,000	10,000,000	3,333,333	3,333,333	3,333,333
Remaining
amount		250,000,000	83,333,333	83,333,333	83,333,333
2018 - Q4	240,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2019 - Q1	230,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2019 - Q2	220,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2019 - Q3	210,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2019 - Q4	200,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2020 - Q1	190,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2020 - Q2	180,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2020 - Q3	170,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2020 - Q4	160,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2021 - Q1	150,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2021 - Q2	140,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2021 - Q3	130,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2021 - Q4	120,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2022 - Q1	110,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2022 - Q2	100,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2022 - Q3	90,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2022 - Q4	80,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2023 - Q1	70,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2023 - Q2	60,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2023 - Q3	50,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2023 - Q4	40,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2024 - Q1	30,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2024 - Q2	20,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2024 Q3	10,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2024 - Q4	0	10,000,000	3,333,333	3,333,333	3,333,333
*           Scheduled delivery date is July 2013
**           Commercial Tranche Maturity Date
=           Envisioned Commercial Tranche extension repayment schedule

Vessel 2
		Repayment Installments
	Vessel	Vessel	GIEK	KEXIM	Commercial
Date	Outstanding	Repayments	Tranche	Tranche	Tranche
2013 – Q3	-	-	-	-	-
			-	-	-
2013 - Q4*	450,000,000	-450,000,000	150,000,000	150,000,000	150,000,000
2014 - 01	439,473,684	10,526,316	3,571,429	3,571,429	3,383,459
2014- Q2	428,947,368	10,526,316	3,571,429	3,571,429	3,383,459
2014 - Q3	418,421,053	10,526,316	3,571,429	3,571,429	3,383,459
2014 - Q4	407,894,737	10,526,316	3,571,429	3,571,429	3,383,459
2015 - Q1	397,368,421	10,526,316	3,571,429	3,571,429	3,383,459
2015 - Q2	386,842,105	10,526,316	3,571,429	3,571,429	3,383,459
2015 - 03	376,315,789	10,526,316	3,571,429	3,571,429	3,383,459
2015 - Q4	365,789,474	10,526,316	3,571,429	3,571,429	3,383,459
2016 - Q1	355,263,158	10,526,316	3,571,429	3,571,429	3,383,459
2016 - Q2	344,736,842	10,526,316	3,571,429	3,571,429	3,383,459
2016-Q3	334,210,526	10,526,316	3,571,429	3,571,429	3,383,459
2016 - Q4	323,684,211	10,526,316	3,571,429	3,571,429	3,383,459
2017 - Q1	313,157,895	10,526,316	3,571,429	3,571,429	3,383,459
2017 - Q2	302,631,579	10,526,316	3,571,429	3,571,429	3,383,459
2017 - 03	292,105,263	10,526,316	3,571,429	3,571,429	3,383,459
2017 - Q4	281,578,947	10,526,316	3,571,429	3,571,429	3,383,459
2018 - Q1	271,052,632	10,526,316	3,571,429	3,571,429	3,383,459
2018 - Q2	260,526,316	10,526,316	3,571,429	3,571,429	3,383,459
2018 -
Q3**	250,000,000	10,526,316	3,571,429	3,571,429	3,383,459
Remaining
amount		250,000,000	82,142,857	82,142,857	85,714,286
2018 - Q4	239,130,435	10,869,565	3,571,429	3,571,429	3,726,708
2019 - 01	228,260,870	10,869,565	3,571,429	3,571,429	3,726,708
2019 - Q2	217,391,304	10,869,565	3,571,429	3,571,429	3,726,708
2019 - Q3	206,521,739	10,869,565	3,571,429	3,571,429	3,726,708
2019 - Q4	195,652,174	10,869,565	3,571,429	3,571,429	3,726,708
2020 - Q1	184,782,609	10,869,565	3,571,429	3,571,429	3,726,708
2020 - Q2	173,913,043	10,869,565	3,571,429	3,571,429	3,726,708
2020 - Q3	163,043,478	10,869,565	3,571,429	3,571,429	3,726,708
2020 - Q4	152,173,913	10,869,565	3,571,429	3,571,429	3,726,708
2021 - Q1	141,304,348	10,869,565	3,571,429	3,571,429	3,726,708
2021 - Q2	130,434,783	10,869,565	3,571,429	3,571,429	3,726,708
2021 - Q3	119,565,217	10,869,565	3,571,429	3,571,429	3,726,708
2021 - Q4	108,695,652	10,869,565	3,571,429	3,571,429	3,726,708
2022 - Q1	97,826,087	10,869,565	3,571,429	3,571,429	3,726,708
2022 - Q2	86,956,522	10,869,565	3,571,429	3,571,429	3,726,708
2022 - Q3	76,086,957	10,869,565	3,571,429	3,571,429	3,726,708
2022 - Q4	65,217,391	10,869,565	3,571,429	3,571,429	3,726,708
2023 - 01	54,347,826	10,869,565	3,571,429	3,571,429	3,726,708
2023 - Q2	43,478,261	10,869,565	3,571,429	3,571,429	3,726,708
2023 - Q3	32,608,696	10,869,565	3,571,429	3,571,429	3,726,708
2023 Q4	21,739,130	10,869,565	3,571,429	3,571,429	3,726,708
2024 - Q1	10,869,565	10,869,565	3,571,429	3,571,429	3,726,708
2024 - Q2	0	10,869,565	3,571,429	3,571,429	3,726,708

* Scheduled delivery date is October
**           Commercial Tranche Maturity Date
=           Envisioned Commercial Tranche extension repayment schedule

Vessel 3
		Repayment Installments
	Vessel	Vessel	GIEK	KEXIM	Commercial
Date	Outstanding	Repayments	Tranche	Tranche	Tranche
2013 – Q3	-	-	-	-	-
			-	-	-
2014 - Q2	428,947,368	10,526,316	3,571,429	3,571,429	3,383,459
2014 - Q3	418,421,053	10,526,316	3,571,429	3,571,429	3,383,459
2014 - Q4	407,894,737	10,526,316	3,571,429	3,571,429	3,383,459
2015 - Q1	397,368,421	10,526,316	3,571,429	3,571,429	3,383,459
2015 - Q2	386,842,105	10,526,316	3,571,429	3,571,429	3,383,459
2015 - Q3	376,315,789	10,526,316	3,571,429	3,571,429	3,383,459
2015 - Q4	365,789,474	10,526,316	3,571,429	3,571,429	3,383,459
2016 - Q1	355,263,158	10,526,316	3,571,429	3,571,429	3,383,459
2016 - Q2	344,736,842	10,526,316	3,571,429	3,571,429	3,383,459
2016 - Q3	334,210,526	10,526,316	3,571,429	3,571,429	3,383,459
2016 - Q4	323,684,211	10,526,316	3,571,429	3,571,429	3,383,459
2017 - Q1	313,157,895	10,526,316	3,571,429	3,571,429	3,383,459
2017 - Q2	302,631,579	10,526,316	3,571,429	3,571,429	3,383,459
2017 - Q3	292,105,263	10,526,316	3,571,429	3,571,429	3,383,459
2017 - Q4	281,578,947	10,526,316	3,571,429	3,571,429	3,383,459
2018 - Q1	271,052,632	10,526,316	3,571,429	3,571,429	3,383,459
2018 - Q2	260,526,316	10,526,316	3,571,429	3,571,429	3,383,459
2018 -
Q3**	250,000,000	10,526,316	3,571,429	3,571,429	3,383,459
Remaining
amount		250,000,000	82,142,857	82,142,857	85,714,286
2018 - Q4	239,130,435	10,869,565	3,571,429	3,571,429	3,726,708
2019 - Q1	228,260,870	10,869,565	3,571,429	3,571,429	3,726,708
2019 - Q2	217,391,304	10,869,565	3,571,429	3,571,429	3,726,708
2019 - Q3	206,521,739	10,869,565	3,571,429	3,571,429	3,726,708
2019 - Q4	195,652,174	10,869,565	3,571,429	3,571,429	3,726,708
2020 - Q1	184,782,609	10,869,565	3,571,429	3,571,429	3,726,708
2020 - Q2	173,913,043	10,869,565	3,571,429	3,571,429	3,726,708
2020 - Q3	163,043,478	10,869,565	3,571,429	3,571,429	3,726,708
2020 - Q4	152,173,913	10,869,565	3,571,429	3,571,429	3,726,708
2021 - Q1	141,304,348	10,869,565	3,571,429	3,571,429	3,726,708
2021 - Q2	130,434,783	10,869,565	3,571,429	3,571,429	3,726,708
2021 - Q3	119,565,217	10,869,565	3,571,429	3,571,429	3,726,708
2021 - Q4	108,695,652	10,869,565	3,571,429	3,571,429	3,726,708
2022 - Q1	97,826,087	10,869,565	3,571,429	3,571,429	3,726,708
2022 - Q2	86,956,522	10,869,565	3,571,429	3,571,429	3,726,708
2022 - Q3	76,086,957	10,869,565	3,571,429	3,571,429	3,726,708
2022 - Q4	65,217,391	10,869,565	3,571,429	3,571,429	3,726,708
2023 - Q1	54,347,826	10,869,565	3,571,429	3,571,429	3,726,708
2023 - Q2	43,478,261	10,869,565	3,571,429	3,571,429	3,726,708
2023 - Q3	32,608,696	10,869,565	3,571,429	3,571,429	3,726,708
2023 - Q4	21,739,130	10,869,565	3,571,429	3,571,429	3,726,708
2024 - Q1	10,869,565	10,869,565	3,571,429	3,571,429	3,726,708
2024 - Q2	0	10,869,565	3,571,429	3,571,429	3,726,708

* Scheduled delivery date is November 2013
** Commercial Tranche Maturity Date
= Envisioned Commercial Tranche,px 0417 repOMMfflgelj

Vessel 3
Repayment Installments
	Vessel	Vessel	GIEK	KEXIM	Commercial
Date	Outstanding	Repayments	Tranche	Tranche	Tranche
2013 – Q3	-	-	-	-	-
			-	-	-

2013 - Q4*	1,340,000,000	-890,000,000	296,666,667	296,666,667	296,666,667
2014 - Q1	1,308,947,368	31,052,632	10,476,190	10,476,190	10,100,251
2014 - Q2	1,277,894,737	31,052,632	10,476,190	10,476,190	10,100,251
2014 - Q3	1,246,842,105	31,052,632	10,476,190	10,476,190	10,100,251
2014 - Q4	1,215,789,474	31,052,632	10,476,190	10,476,190	10,100,251
2015 - Q1	1,184,736,842	31,052,632	10,476,190	10,476,190	10,100,251
2015 - Q2	1,153,684,211	31,052,632	10,476,190	10,476,190	10,100,251
2015 - Q3	1,122,631,579	31,052,632	10,476,190	10,476,190	10,100,251
2015 - Q4	1,091,578,947	31,052,632	10,476,190	10,476,190	10,100,251
2016 - Q1	1,060,526,316	31,052,632	10,476,190	10,476,190	10,100,251
2016 - Q2	1,029,473,684	31,052,632	10,476,190	10,476,190	10,100,251
2016 - Q3	998,421,053	31,052,632	10,476,190	10,476,190	10,100,251
2016 - Q4	967,368,421	31,052,632	10,476,190	10,476,190	10,100,251
2017 - Q1	936,315,789	31,052,632	10,476,190	10,476,190	10,100,251
2017 - Q2	905,263,158	31,052,632	10,476,190	10,476,190	10,100,251
2017 - Q3	874,210,526	31,052,632	10,476,190	10,476,190	10,100,251
2017 - Q4	843,157,895	31,052,632	10,476,190	10,476,190	10,100,251
2018 - Q1	812,105,263	31,052,632	10,476,190	10,476,190	10,100,251
2018 - Q2	781,052,632	31,052,632	10,476,190	10,476,190	10,100,251
2018 -
Q3**	750,000,000	31,052,632	10,476,190	10,476,190	10,100,251
Remaining
amount		750,000,000	247,619,048	247,619,048	254,761,905
2018 - Q4	718,260,870	31,739,130	10,476,190	10,476,190	10,786,749
2019 - Q1	686,521,739	31,739,130	10,476,190	10,476,190	10,786,749
2019 - Q2	654,782,609	31,739,130	10,476,190	10,476,190	10,786,749
2019 - Q3	623,043,478	31,739,130	10,476,190	10,476,190	10,786,749
2019 - Q4	591,304,348	31,739,130	10,476,190	10,476,190	10,786,749
2020 - Q1	559,565,217	31,739,130	10,476,190	10,476,190	10,786,749
2020 - Q2	527,826,087	31,739,130	10,476,190	10,476,190	10,786,749
2020 - Q3	496,086,957	31,739,130	10,476,190	10,476,190	10,786,749
2020 - Q4	464,347,826	31,739,130	10,476,190	10,476,190	10,786,749
2021 - Q1	432,608,696	31,739,130	10,476,190	10,476,190	10,786,749
2021 - Q2	400,869,565	31,739,130	10,476,190	10,476,190	10,786,749
2021 - Q3	369,130,435	31,739,130	10,476,190	10,476,190	10,786,749
2021 - Q4	337,391,304	31,739,130	10,476,190	10,476,190	10,786,749
2022 - Q1	305,652,174	31,739,130	10,476,190	10,476,190	10,786,749
2022 - Q2	273,913,043	31,739,130	10,476,190	10,476,190	10,786,749
2022 - Q3	242,173,913	31,739,130	10,476,190	10,476,190	10,786,749
2022 - Q4	210,434,783	31,739,130	10,476,190	10,476,190	10,786,749
2023 - Q1	178,695,652	31,739,130	10,476,190	10,476,190	10,786,749
2023 - Q2	146,956,522	31,739,130	10,476,190	10,476,190	10,786,749
2023 - Q3	115,217,391	31,739,130	10,476,190	10,476,190	10,786,749
2023 - Q4	83,478,261	31,739,130	10,476,190	10,476,190	10,786,749
2024 - Q1	51,739,130	31,739,130	10,476,190	10,476,190	10,786,749
2024 - Q2	20,000,000	31,739,130	10,476,190	10,476,190	10,786,749
2024 - Q3	10,000,000	10,000,000	3,333,333	3,333,333	3,333,333
2024 - Q4	0	10,000,000	3,333,333	3,333,333	3,333,333

* Scheduled delivery dates are July, October and November ** Commercial Tranche Maturity Date

= Envigmed Commerg:01„TrgaciANMORepaVia

SCHEDULE 10

FORM OF PREPAYMENT/ CANCELLATION NOTICE

From: Drillships Ocean Ventures Inc.

To:      DNB Bank ASA (the Facility Agent)

Dated: [●]

Dear Sirs

Drillships Ocean Ventures Inc. — Facility Agreement dated [●] (the "Agreement")

1
We refer to the Agreement. This is a [Prepayment][Cancellation] Notice. Terms defined in the Agreement have the same meaning in this [Prepayment][Cancellation] Notice unless given a different meaning in this [Prepayment][Cancellation] Notice.

2
[We wish to [prepay the whole Loan] [make a prepayment under the [Loan] [Commercial Athena Facility Loan / Commercial Mylos Facility Loan / Commercial Skyros Facility Loan / Eksportkreditt GIEK Athena Facility Loan / Eksportkreditt GIEK Mylos Facility Loan / Eksportkreditt GIEK Skyros Facility Loan / Kexim Athena Facility Loan / Kexim Mylos Facility Loan / Kexim Skyros Facility Loan]:

Proposed Prepayment Date:	[●] (or, if that is not a Business Day, the
next Business Day)

Amount:	[●]

3
[We wish to cancel [the Total Commitments] [unutilised amounts available under the [Commercial Athena Facility / Commercial Mylos Facility/ Commercial Skyros Facility / Eksportkreditt GIEK Athena Facility / Eksportkreditt GIEK Mylos Facility / Eksportkreditt GIEK Skyros Facility / Kexim Athena Facility / Kexim Mylos Facility / Kexim Skyros Facility in an amount of [•] (in relation to any voluntary cancellation being an amount of minimum USD 10,000,000)].

4	This [Prepayment][Cancellation] Notice is irrevocable.

Yours faithfully

[●]

authorised signatory for

Drillships Ocean Ventures Inc.

SCHEDULE 11

TIMETABLES

Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of a Utilisation Request))
Four Business Days before the intended Utilisation Date (Clause 5.1 (Delivery of a Utilisation Request)) or, if funds are to be pre-positioned with the Builder's bank in accordance with paragraph (e) of Clause 14 (Other indemnities), four Business Days before the intended day of such pre-positioning of funds.

Delivery of a duly completed Selection Notice (Clause 9.1 (Selection of Interest Periods))	Three Business Days before the expiry of the preceding Interest Period (Clause 9.1 (Selection of Interest Periods))

Facility Agent notifies the Lenders of the Advance in accordance with Clause 5.4 (Lenders' participation)
Four Business Days before the intended Utilisation Date or, if funds are to be pre-positioned with the Builder's bank in accordance with paragraph (e) of Clause 14 (Other indemnities), four Business Days before the intended day of such pre-positioning of funds.

LIBOR is fixed	Quotation Day as of 11:00 am London time

SCHEDULE 12

CORPORATE STRUCTURE

SCHEDULE 12

CORPORATE STRUCTURE

Ocean Rig UDW Inc. and its subsidiaries as of Feb 12, 2013
OCEAN RIG
Ocean Rig UDW Inc. (MI)
Drill Rigs Holdings Inc. (MI)
Drillships Holdings Inc. (MI)
Drillships Investment Inc. (MI)
Drillships Ocean Ventures Inc. (MI)
Ocean Rig Operations Inc. (MI)
Ocean Rig 1 Shareholders Inc. (MI)
Ocean Rig 2 Shareholders Inc. (MI)
Ocean Rig 1 Inc. (MI) "Leiv Eiriksson"
Ocean Rig 2 Inc. (MI) "Eirik Raude"
Drill Rigs Operations Inc. (MI)
Ocean Rig West Africa Operations Inc. (MI)
Ocean Rig EG Operations Inc. (MI)
Ocean Rig Norway Operations Inc. (MI)
Ocean Rig Liberia Operations Inc. (MI)
Ocean Rig Ireland Operations Inc. (MI)
Drillship Hydra Shareholders Inc. (MI)
Drillship Paros Shareholders Inc. (MI)
Drillships Holdings Operations Inc. (MI)
Drillship Hydra Owners Inc. (MI)
Drillship Paros Owners Inc. (MI)
Ocean Rig Angola Operations Inc. (MI)
Ocean Rig Gabon Operations Inc. (MI)
Ocean Rig Olympia Brasil Operations B.V.
Kithira shareholders Inc. (MI)
Skopelos Shareholders Inc. (MI)
Drillship Kithira Owners Inc. (MI)
Drillship Skopelos Owners Inc. (MI)
Ocean Rig Poseidon Operations Inc. (MI)
Ocean Rig Poseidon Operations Inc.
Ocean Rig Drilling Operations B.V.
Drillships Investment Operations Inc. (MI)
Ocean Rig Namibia Operations Inc. (MI)
Ocean Rig Cuanza Operations Inc. (MI)
Drillship Skiathos Shareholders Inc. (MI)
Drillship Skyros Shareholders Inc. (MI)
Drillship Kythnos Shareholders Inc. (MI)
Drillship Skiathos Owners Inc.
Drillship Skyros Owners Inc.
Drillship Kythnos Owners Inc.
Drillships Ocean Ventures Operations Inc. (MI)
Ocean Rig Block 33 Brasil B.V.
Ocean Rig Cunene Operations Inc. (MI)
Ocean Rig Cubango Operations Inc. (MI)
Ocean Rig UDW LLC
Ocean Rig Canada Inc
Ocean Rig North Sea AS
Ocean Rig AS
Ocean Rig Ltd
Ocean Rig UK Ltd.
Olympia Rig Angola Holding S.A. (Ang)
Olympia Rig Angola, LDA (Ang) (7)
Ocean Rig Ghana Ltd
Ocean Rig UK Ltd. Turkey Branch Ankara
Ocean Rig Deepwater Drilling Ltd. (Nigeria)
Ocean Rig Brasil B.V.
Altey Finance Co
Algarve Finance Ltd
Ocean Rig Global Chartering Inc. (MI)
Drillship Alonissos Shareholders Inc. (MI)
Drillship Alonissos Owners Inc.
Ocean Rig Management Inc. (MI)
Eastern Med Consultants Inc. (MI)
Legend
Non-majority Subsidiary
Companies
Branches

Notes:

    1.           The Brazilian companies are owned 99% by Ocean Rig Operations and 1% by Ocean Rig UDW Inc.

2.           Ocean Rig Brasil Cooperatief UA is owned 99% by Ocean Rig Operations and 1% by Ocean Rig UDW Inc.

3.           Ocean Rig Black Sea Cooperatief UA is owned 99% by Drillship Hydra Owners Inc. and 1% by Drillships Holdings Inc.

4.           Ocean Rig Drilling Operations Cooperatief UA is owned 99% by Drillship Skopelos Owners Inc. and 1% by Drillships Investment Inc.

5.           Ocean Rig Olympia Brasil Operations Cooperatief UA is owned 99% by Drillship Paros Owners Inc. ,1% by Drillships Holdings Inc.

6.           Ocean Rig Block 33 Brasil Cooperatief UA is owned 99% by Drillship Ocean Ventures Operations Inc., 1% by Drillships Ocean Ventures Inc.

7.           Olympia Rig Angola Limitada is owned 49% by Olympia Rig Angola Holding S.A and 51% by Angolan shareholders

EXECUTION PAGES

BORROWER

SIGNED by	)
duly authorised	)
for and on behalf of	)
DRILLSHIPS OCEAN VENTURES INC.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

GUARANTOR and PARENT

SIGNED by	)
duly authorised	)
for and on behalf of	)
OCEAN RIG UDW INC.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

GUARANTORS

SIGNED by	)
duly authorised	)
for and on behalf of	)
DRILLSHIP SKIATHOS OWNERS INC.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DRILLSHIP SKIATHOS SHAREHOLDERS INC.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DRILLSHIP SKYROS OWNERS INC.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DRILLSHIP SKYROS SHAREHOLDERS INC.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DRILLSHIP KYTHNOS OWNERS INC.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DRILLSHIP KYTHNOS SHAREHOLDERS INC.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
OCEAN RIG CUNENE OPERATIONS INC.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DRILLSHIPS OCEAN VENTURES OPERATIONS INC.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
OCEAN RIG BLOCK 33 BRASIL COÖPERATIEF U.A.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
OCEAN RIG BLOCK 33 BRASIL B.V	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

LENDERS

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
NORDEA BANK FINLAND PLC., LONDON BRANCH	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
ABN AMRO BANK N.V., OSLO BRANCH	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
DVB BANK SE, NORDIC BRANCH	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
SWEDBANK AB (PUBL))
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

EKSPORTKREDITT

SIGNED by	)
duly authorised	)
for and on behalf of	)
EKSPORTKREDITT NORGE AS	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

KEXIM

SIGNED by	)
duly authorised	)
for and on behalf of	)
THE EXPORT—IMPORT BANK OF KOREA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

MANDATED LEAD ARRANGERS

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
NORDEA BANK FINLAND PLC., LONDON BRANCH	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
SWEDBANK AB (PUBL))
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
ABN AMRO BANK N.V., OSLO BRANCH	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

HEDGE COUNTERPARTIES

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
NORDEA BANK FINLAND PLC., LONDON BRANCH	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
SWEDBANK AB (PUBL))
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
ABN AMRO BANK N.V., OSLO BRANCH	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SIGNED by	)
duly authorised	)
for and on behalf of	)
ABN AMRO BANK N.V.	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

FACILITY AGENT

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)

SECURITY AGENT

SIGNED by	)
duly authorised	)
for and on behalf of	)
DNB BANK ASA	)
in the presence of:	)

Witness' signature:	)
Witnesss' name:	)
Witness' address:	)